                        ANNUAL REPORT / OCTOBER 31, 2002

                          AIM ASIA PACIFIC GROWTH FUND


                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --REGISTERED TRADEMARK--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                           TWO FISH BY JOHN S. BUNKER

  The power and turbulence depicted in this bold watercolor vividly express the forces of change shaping the Asian region. Asia's cities and nations face both challenge and opportunity as they develop their
                          roles in the global economy.

================================================================================

AIM ASIA PACIFIC GROWTH FUND IS FOR SHAREHOLDERS WHO SEEK LONG-TERM GROWTH OF CAPITAL. THE FUND INVESTS IN A DIVERSIFIED PORTFOLIO OF SECURITIES OF COMPANIES IN THE ASIA PACIFIC REGION (EXCEPT JAPANESE COMPANIES.)

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o Effective July 1, 2002, AIM Asian Growth Fund was renamed AIM Asia Pacific Growth Fund.

o AIM Asia Pacific Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Had the advisor not waived fees and/or absorbed expenses, returns would have been lower.

o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund may participate in the initial public offering (IPO) market in some market cycles. A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments have a magnified impact when the fund's asset base is relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o Investing in small and micro-size companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) Asia Pacific Free ex-Japan Index is a group of developed and emerging Asian and Asia-Pacific markets (except Japan) tracked by Morgan Stanley Capital International. A "free" index excludes stocks that non-local investors cannot buy.

o The unmanaged Lipper Pacific ex-Japan Fund Index represents an average of the 10 largest Pacific ex-Japan funds tracked by Lipper, Inc., an independent mutual fund performance monitor, and is considered representative of Pacific ex-Japan stocks.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

================================================================================

                        WORLD MARKETS VARIED CONSIDERABLY

                           BY REGION. ASIAN MARKETS,

                      HOWEVER, TURNED IN SOME OF THE BEST

                              RETURNS IN THE WORLD.

================================================================================

                    DEAR SHAREHOLDER:

[PHOTO OF
ROBERT H.           All of us know how difficult the equity markets were during
GRAHAM]             the fiscal year ended October 31, 2002. We are now in the
                    unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                       We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                       In light of continuing market difficulties, I thought you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables. ?

o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    World markets varied considerably by region. Asian markets, however, turned in some of the best returns in the world. AIM Asia Pacific Growth Fund Class A shares returned -0.70%, excluding sales charges, over the fiscal year ended October 31, 2002. That's in contrast to U.S. stocks, represented by the S&P 500 Index, which returned -15.10% over the same period.

    Dale A. Griffin III, one of the portfolio managers on the management team for Asia Pacific Growth Fund, will be retiring on December 31, 2002. Barrett K. Sides and Shuxin Cao will remain on the management team for your fund.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman
December 2, 2002

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

                   INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]
CHIEF INVESTMENT OFFICER

[GARY T. CRUM PHOTO]
DIRECTOR OF INVESTMENTS


THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

For example, AIM's fixed-income and equity analysts attend the same meetings


================================================================================

                               Rigorous accounting

                                 analysis is at

                                the forefront of

                                our investment-

                               research efforts.

================================================================================

================================================================================

                               ... we reaffirm our

                                 commitment to

                             excellence across all

                               of our investment

                                  disciplines.

================================================================================

with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.



Sincerely,


/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

DESPITE SLOWING GLOBAL ECONOMIC CONDITIONS; ASIAN MARKETS PERFORM WELL

HOW DID AIM ASIA PACIFIC GROWTH FUND PERFORM DURING THE FISCAL YEAR?

Asian securities posted impressive returns for the first half of the reporting period but succumbed to the same pressures facing other world markets for much of the second. Nonetheless, Asia was the best-performing region in the world for the fiscal year.

   Given this environment, for the fiscal year ended October 31, 2002, AIM Asia Pacific Growth Fund's Class A shares returned -0.70%, Class B shares -1.31% and Class C shares -1.43%, excluding sales charges. Over the same period, the fund's benchmark indexes, the MSCI All Country (AC) Asia Pacific Free ex-Japan Index and the Lipper Pacific ex-Japan Fund Index, returned 12.26% and 8.80%, respectively.

   The fund lagged its benchmarks primarily due to a lower concentration of tech holdings late last year when the sector rallied. In a more recent comparison, however, the fund's Class A shares at net asset value outperformed its Lipper group for the third quarter of 2002.

WHAT DIFFERENTIATED ASIAN/PACIFIC RIM STOCKS FROM THEIR U.S. PEERS?

Asian stocks significantly outperformed their U.S. counterparts as U.S. stocks, represented by the S&P 500 Index, returned -15.10% for the fiscal year. For the first part of 2002, Asian stocks went their separate way from U.S. markets. Asian markets managed to elude the long shadow of U.S. markets early in the year as the region showed strong economic momentum. Investors also embraced the region's low stock valuations and economic growth prospects.

   Indeed Asian stock valuations, at near 11 times forward earnings in October, are decidedly cheaper than those of their U.S. or European peers. Also, Asian economic growth prospects are generally superior.

   Asian markets, however, could not decouple from U.S. markets for the entire year. Around mid-May, Asian markets began to feel the effects of a slowing global economy. Weak U.S. economic news weighed on Asian markets since the United States is Asia's most important export market. Other negatives included the potential impact on oil prices should a conflict with Iraq arise, and delays in information technology (IT) spending. There is a heavy concentration of technology companies in Asian markets so any concerns about end demand influence their outlook.

   That said, tech shares led a much-needed world market rally in October. Therefore, the reporting period ended on a positive note with the MSCI All Country (AC) Asia Pacific Free ex-Japan Index rising 5.21% for the month of October.

WHAT WERE CONDITIONS LIKE THROUGHOUT THE REGION?

Delays in IT spending and exports weighed heavily on tech-laden markets in Taiwan and South Korea. For much of the reporting period, however, South Korea was one of the best-performing markets in the world. Investors largely rewarded South Korea for its restructuring efforts and reduced debt levels. After a significant rally early in the fiscal year, Korean markets succumbed to profit taking and threats of an interest rate increase.


PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets


===================================================================================================================================
TOP COUNTRIES                TOP 10 HOLDINGS                                       TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------

   [PIE CHART]               1.  Samsung Electronics Co., Ltd.                     1.   Banks                                 11.6%
                                 (South Korea)                              3.3%
HONG KONG         23.0%                                                            2.   Electronic Equipment & Instruments     7.6
                             2.  United Overseas Bank Ltd. (Singapore)      2.9
THAILAND           1.9%                                                            3.   Packaged Foods & Meats                 5.7
                             3.  Infosys Technologies Ltd. (India)          2.8
PHILIPPINES        1.8%                                                            4.   Pharmaceuticals                        5.3
                             4.  Keppel Corp. Ltd. (Singapore)              2.6
CHINA              3.0%                                                            5.   Construction Materials                 4.7
                             5.  James Hardie Industries N.V. (Australia)   2.4
CASH & OTHER       6.1%                                                            6.   Food Retail                            4.2
                             6.  Johnson Electric Holdings Ltd.
TAIWAN             6.5%          (Hong Kong)                                2.3    7.   Electrical Components & Equipment      3.1

SINGAPORE          9.9%      7.  Esprit Holdings Ltd. (Hong Kong)           2.2    8.   Computer Hardware                      3.0

INDIA             12.1%      8.  Tingyi (Cayman Islands) Holding Corp.             9.   Real Estate Management & Development   3.0
                                 (Hong Kong)                                2.2
SOUTH KOREA       16.8%                                                           10.   IT Consulting & Services               2.8
                             9.  Ranbaxy Laboratories Ltd. (India)          2.2
AUSTRALIA         18.9%
                            10.  Compal Electronics Inc. (Taiwan)           2.1

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

Singapore and Hong Kong both experienced economic woes during the fiscal year. Hong Kong property stocks continued to suffer from high unemployment and deflation. Singapore, however, is experiencing the initial stages of economic recovery as exports continue to increase, aiding the economy. Australia continued to be a safe haven for Pacific Rim investors as Australian markets are traditionally defensive in nature.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

While economic/market risks in the United States have implications for Asian securities, we take that into account when we evaluate companies for the fund. Our portfolio is not overly dependent on U.S. growth. We look for opportunities to capitalize on more localized pockets of strength. In fact, Asia is replete with consumer, financial and service-oriented companies geared toward domestic or regional growth.

   We also focus on holding the best growth stocks we can find. During the fiscal year, we decreased our exposure to the consumer discretionary and information technology sectors as they have suffered from poor consumer sentiment.

   Instead, we focused on areas where we found the best growth opportunities, such as financial and industrial stocks, which have traditionally been more defensive areas.

   While we are not country-driven--we focus on companies, not countries--we have recently found good opportunities in Singapore, India and Australia. Conversely, over the last few months, we have decreased our exposure to Hong Kong, South Korea and Taiwan.

================================================================================

                               In many countries,

                                  particularly

                                  South Korea,

                               banks are lending,

                              consumers borrowing

                                  and domestic

                               demand is rising.

================================================================================

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

o BYD Co. Ltd., a Chinese company that produces rechargeable batteries for cell phones, benefited fund performance. This new fund holding has a good customer base and is number two in global market share.

o Infosys Technologies Ltd. is India's second-largest software exporter. The company continues to post good numbers and--in these tumultuous times for tech companies--is actually hiring new employees.

o Kookmin Bank, however, detracted from fund performance. Hard hit in the third quarter of 2002, this stock has suffered from profit taking and from fears the bank is overexposed to the credit card business. However, we believe as the Koreon economy continues to grow, this company should benefit from its strong domestic franchise.


WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

Asia was the best-performing region in the world. And despite the global economy's uncertain outlook, demand for many of Asia's exports appears to be holding up. South Korea reported exports jumped 26% on the year in October--the largest percentage increase since September 2000.

   Indeed, Asian interest rates are at some of their lowest levels in years. In many countries, particularly South Korea, banks are lending, consumers borrowing, and domestic demand is rising.

   Asia's low stock valuations and good growth prospects, coupled with the region's ability to produce a wide range of products at low costs, could attract investors looking for opportunities beyond American soil.

================================================================================
                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                         BARRETT K. SIDES, LEAD MANAGER

                               SHUXIN (STEVE) CAO

                                DALE GRIFFIN III

                       ASSISTED BY THE ASIA PACIFIC TEAM

                          See important fund and index

                         disclosure inside front cover

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                   REDUCE YOUR PAPER MAIL WITH AIM'S EDELIVERY

Sign up for eDelivery by going to aiminvestments.com and you can have your fund reports and prospectuses delivered electronically. At our Web site, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery." You will no longer receive paper copies of these documents. Instead you'll receive a link to the documents via email. (You can cancel the service at the Web site at any time.)

If you receive account statements, fund reports and prospectuses from your financial advisor rather than from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
11/3/97-10/31/02

                                [MOUNTAIN CHART]


                  AIM ASIA PACIFIC           AIM ASIA PACIFIC           AIM ASIA PACIFIC     MSCI AC ASIA
                  GROWTH FUND                GROWTH FUND                GROWTH FUND          PACIFIC FREE
DATE              CLASS A SHARES             CLASS B SHARES             CLASS C SHARES       EX-JAPAN INDEX

11/3/97                9450                       10000                     10000                   10000
11/97                  8401                        8890                      8890                    9432
12/97                  8174                        8650                      8650                    9230
1/98                   7834                        8280                      8290                    8811
2/98                   9346                        9879                      9880                   10147
3/98                   9167                        9690                      9690                   10038
4/98                   8713                        9199                      9200                    9367
5/98                   7759                        8189                      8190                    8197
6/98                   6814                        7189                      7180                    7543
7/98                   6682                        7039                      7030                    7421
8/98                   5633                        5939                      5920                    6362
9/98                   6474                        6809                      6800                    6903
10/98                  7267                        7629                      7610                    8110
11/98                  7475                        7848                      7820                    8719
12/98                  7477                        7848                      7820                    8823
1/99                   7305                        7668                      7640                    8905
2/99                   7201                        7558                      7540                    8723
3/99                   7714                        8078                      8061                    9524
4/99                   9138                        9580                      9553                   11029
5/99                   9395                        9841                      9813                   10568
6/99                  10867                       11372                     11345                   11898
7/99                  10459                       10932                     10914                   11713
8/99                  10440                       10902                     10884                   11752
9/99                   9946                       10371                     10353                   11139
10/99                 10232                       10662                     10642                   11341
11/99                 11628                       12114                     12085                   12294
12/99                 12560                       13074                     13045                   13221
1/00                  12085                       12574                     12544                   13038
2/00                  13282                       13815                     13786                   12756
3/00                  15126                       15707                     15689                   12966
4/00                  13502                       14016                     14007                   11981
5/00                  12447                       12914                     12906                   11084
6/00                  13321                       13805                     13798                   11885
7/00                  12456                       12915                     12906                   11333
8/00                  12419                       12864                     12856                   11287
9/00                  11183                       11573                     11564                   10173
10/00                 10167                       10511                     10502                    9409
11/00                  9872                       10211                     10202                    9189
12/00                  9743                       10065                     10065                    9257
1/01                  10810                       11160                     11160                   10246
2/01                  10201                       10527                     10528                    9767
3/01                   9123                        9402                      9402                    8691
4/01                   9685                        9985                      9985                    8946
5/01                   9772                       10076                     10066                    8941
6/01                   9600                        9885                      9885                    8860
7/01                   9285                        9554                      9554                    8499
8/01                   8731                        8982                      8981                    8420
9/01                   7797                        8017                      8017                    7168
10/01                  8188                        8419                      8409                    7624
11/01                  8712                        8951                      8951                    8524
12/01                  9179                        9422                      9413                    9034
1/02                   9407                        9653                      9645                    9296
2/02                   9465                        9713                      9695                    9360
3/02                   9931                       10185                     10167                    9901
4/02                   9969                       10225                     10208                    9940
5/02                   9921                       10165                     10147                    9964
6/02                   9502                        9733                      9715                    9480
7/02                   9092                        9311                      9294                    8992
8/02                   8885                        8901                      9062                    8972
9/02                   8044                        8227                      8208                    8166
10/02                  8131                        8143                      8288                    8593

Source: Lipper, Inc.


Past performance cannot guarantee comparable future results.

The chart compares AIM Asia Pacific Growth Fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 11/3/97-10/31/02. Please note: Index performance is for the period 10/31/97-10/31/02. It is important to understand the difference between your fund and an index. A market index, such as the MSCI All Country
(AC) Asia Pacific Free ex-Japan Index, is not managed and incurs no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return.

   Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

   Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.



================================================================================

FUND RETURNS

as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS
including sales charges


Class A Shares
Inception (11/3/97)               -4.06%
  1 Year                          -6.16

Class B Shares
Inception (11/3/97)               -4.03%
  1 Year                          -6.25

Class C Shares
Inception (11/3/97)               -3.69%
  1 Year                          -2.42

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter end, which were: Class A shares, inception (11/3/97), -4.33%; one year, -2.54%. Class B shares, inception (11/3/97), -4.29%; one year, -2.37%. Class C shares, inception (11/3/97), -3.95%; one year, 1.38%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================
                                        6

EDUCATION AND PLANNING

OLD BUT GOOD ADVICE--THINK LONG TERM AND STAY DIVERSIFIED

There have been a lot of bumps in the investing road since the stock market peaked in 2000, and you may have been tempted to simply stay out of the markets. Or you may have jumped around in the market, looking for hot funds. Both are bad ideas. Stay invested and diversify.

MARKETS HAVE DELIVERED

Of the 10 calendar years ended December 31, 2001, only two have been negative for the S&P 500 (and they were the first back-to-back negative years since the 1970s).

   In fact, for the five years ended December 31--a period that includes a two-year bear market, the worst one in a generation--the S&P 500 produced double-digit average annual total returns. (Of course, past performance cannot guarantee comparable future results.)

    Long-term (1900 through 2001) the performance of the U.S. stock market is excellent: 69 years with positive performance vs. 33 with negative performance. In addition, when the market rises, it tends to rise more than it falls during negative years. The average return for the market's 33 down years was -13.18%. But for the 69 up years, its average return was 22.46%.*

IT'S TIME, NOT TIMING

Research shows that pulling out of the stock market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. Even when markets have been as volatile as they have been the past few years, you were better off staying the course than trying to guess when to get out and get back in.

DIVERSIFICATION MATTERS

Markets and sectors have always gone in and out of favor, and they always will. Diversification is still the key to a strong portfolio in any market. The table of year by year results below shows bonds as the best choice over the past two years. That doesn't mean junk everything else and invest in bonds. It means stay diversified. When domestic and foreign stocks rebound, be certain you're invested in them.

DON'T TRAVEL ALONE

You are bound to meet more obstacles and detours before you reach your investment destination. The road will feel a lot smoother if you travel with a financial advisor, someone who knows your goals, how much risk you can take and what investments will suit you best.

* Markets are represented by the Dow Jones Industrial Average from 1900 through 1927 and by the S&P 500 from 1928 through 2001.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE.

Results are based on total returns and include reinvestment of dividends. An investment cannot be made directly in an index. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.



THE LONG AND SHORT OF INVESTING

THE PENALTY FOR MISSING THE MARKET

S&P 500 9/30/92-9/30/02

=======================================================
PERIOD                    AVERAGE ANNUAL      GROWTH
OF INVESTMENT              TOTAL RETURN     OF $10,000
-------------------------------------------------------
Staying the Course             9.00%         $23,674
Miss the 10 Best Days          4.05           14,868
Miss the 20 Best Days         -0.40           10,406
Miss the 30 Best Days         -2.56            7,712
Miss the 40 Best Days         -5.09            5,933
Miss the 60 Best Days         -9.42            3,718

Sources: FactSet Research Systems, Lipper, Inc.

-------------------------------------------------------

YEAR BY YEAR RESULTS

Average total returns for three asset classes

================================================================================
                               FOREIGN STOCKS          U.S. BONDS
             U.S. STOCKS   (MSCI EAFE--Registered   (LEHMAN AGGREGATE
YEAR          (S&P 500)       Trademark-- INDEX)       BOND INDEX)
--------------------------------------------------------------------------------
1997           33.35%              1.78%                9.65%
1998           28.60              20.00                 8.69
1999           21.03              26.96                -0.82
2000           -9.10             -14.17                11.63
2001          -11.88             -21.44                 8.44

The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE--Registered Trademark-- is a group of foreign securities tracked by Morgan Stanley Capital International. The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

FINANCIALS

Schedule of Investments

October 31, 2002


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.98%

Australia-18.93%

Amcor Ltd. (Paper Packaging)                      414,400   $ 1,869,666
-----------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                         308,700     1,660,024
-----------------------------------------------------------------------
BHP Steel Ltd. (Steel)(a)                          24,740        40,914
-----------------------------------------------------------------------
Billabong International Ltd. (Movies &
  Entertainment)                                   78,700       292,620
-----------------------------------------------------------------------
Boral Ltd. (Construction Materials)               409,000       946,484
-----------------------------------------------------------------------
BRL Hardy Ltd. (Distillers & Vintners)             94,100       403,145
-----------------------------------------------------------------------
Cochlear Ltd. (Health Care Equipment)              80,400     1,504,518
-----------------------------------------------------------------------
Foodland Associated Ltd. (Food Retail)            141,176     1,492,484
-----------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                      615,800     2,118,777
-----------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                     664,200     1,400,672
-----------------------------------------------------------------------
St. George Bank Ltd. (Banks)                       96,400       950,645
-----------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)                      41,000       593,852
-----------------------------------------------------------------------
Wesfarmers Ltd. (Industrial Conglomerates)        111,400     1,628,995
-----------------------------------------------------------------------
Woolworths Ltd. (Food Retail)                     278,000     1,899,139
=======================================================================
                                                             16,801,935
=======================================================================

China-3.00%

BYD Co. Ltd.-Class H (Electrical Components &
  Equipment) (Acquired 07/26/02; Cost
  $499,867)(a)(b)                                 352,500       720,877
-----------------------------------------------------------------------
People's Food Holdings Ltd. (Packaged Foods &
  Meats)                                          889,000       502,828
-----------------------------------------------------------------------
Travelsky Technology Ltd.-Class H
  (Diversified Commercial Services) (Acquired
  02/01/01; Cost $194,348)(b)                     366,000       234,635
-----------------------------------------------------------------------
Tsingtao Brewery Co. Ltd.-Class H (Brewers)     2,468,000     1,202,459
=======================================================================
                                                              2,660,799
=======================================================================

Hong Kong-23.00%

Anhui Conch Cement Co. Ltd.-Class H
  (Construction Materials)                      4,088,000     1,126,914
-----------------------------------------------------------------------
ASM Pacific Technology Ltd. (Semiconductor
  Equipment)                                      926,000     1,798,727
-----------------------------------------------------------------------
Cathay Pacific Airways Ltd. (Airlines)            647,000       908,364
-----------------------------------------------------------------------
Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                       109,000       723,233
-----------------------------------------------------------------------
China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                    191,000       468,969
-----------------------------------------------------------------------
CK Life Sciences International Holdings, Inc.
  (Biotechnology)(a)                                9,320         1,673
-----------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                      20,600       514,588
-----------------------------------------------------------------------
Convenience Retail Asia Ltd. (Food Retail)(a)   1,122,000       294,909
-----------------------------------------------------------------------
Dah Sing Financial Group (Banks)                  299,600     1,390,567
-----------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)           1,183,000     1,986,999
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

Hong Kong-(Continued)

Fountain Set Holdings Ltd. (Textiles)           1,630,000   $   762,820
-----------------------------------------------------------------------
Johnson Electric Holdings Ltd. (Electrical
  Components & Equipment)                       1,929,000     2,040,458
-----------------------------------------------------------------------
Li & Fung Ltd. (Distributors)                   1,748,000     1,736,940
-----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                    122,000       760,217
-----------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/24/02-08/09/02;
  Cost $1,979,893)(b)                           2,452,000     1,870,592
-----------------------------------------------------------------------
Texwinca Holdings Ltd. (Textiles)               2,167,000     1,403,110
-----------------------------------------------------------------------
Tingyi (Cayman Islands) Holding Corp.
  (Packaged Foods & Meats)                      7,272,000     1,981,319
-----------------------------------------------------------------------
Wah Sang Gas Holdings Ltd. (Gas Utilities)      6,012,000       639,792
=======================================================================
                                                             20,410,191
=======================================================================

India-12.12%

Cipla Ltd. (Pharmaceuticals)                       80,000     1,451,221
-----------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.
  (Pharmaceuticals)                                93,000     1,336,129
-----------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Banks)                        125,700     1,665,525
-----------------------------------------------------------------------
Hero Honda Motors Ltd. (Motorcycle
  Manufacturers)                                  133,000       653,032
-----------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Services)                                        31,969     2,505,010
-----------------------------------------------------------------------
Nestle India Ltd. (Packaged Foods & Meats)        104,000     1,191,568
-----------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)       180,960     1,953,724
=======================================================================
                                                             10,756,209
=======================================================================

Philippines-1.82%

Bank of the Philippine Islands (Banks)            522,984       403,621
-----------------------------------------------------------------------
SM Prime Holdings, Inc. (Real Estate
  Management & Development)                    11,876,900     1,207,252
=======================================================================
                                                              1,610,873
=======================================================================

Singapore-9.92%

First Engineering Ltd. (Computer Hardware)      2,392,800       521,057
-----------------------------------------------------------------------
Informatics Holdings Ltd. (Diversified
  Commercial Services)                            694,000       494,593
-----------------------------------------------------------------------
Keppel Corp. Ltd. (Multi-Sector Holdings)         916,000     2,279,638
-----------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                     1,307,000     1,293,693
-----------------------------------------------------------------------
United Overseas Bank Ltd. (Banks)                 339,000     2,569,344
-----------------------------------------------------------------------
Venture Corp. Ltd. (Electronic Equipment &
  Instruments)                                    220,000     1,642,534
=======================================================================
                                                              8,800,859
=======================================================================

South Korea-16.79%

Cheil Communications Inc. (Advertising)             6,540       477,676
-----------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)                  40,850     1,421,740
-----------------------------------------------------------------------
Hana Bank (Banks)                                 123,300     1,571,471
-----------------------------------------------------------------------


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
South Korea-(Continued)

Hyundai Department Store Co., Ltd.
  (Department Stores)(a)(c)                        36,656   $   757,820
-----------------------------------------------------------------------
Hyundai Department Store H&S Co., Ltd.
  (Department Stores)(a)(c)                         9,164        84,459
-----------------------------------------------------------------------
Hyundai Motor Co. Ltd. (Automobile
  Manufacturers)                                   33,000       834,436
-----------------------------------------------------------------------
Kook Soon Dang Brewery Co., Ltd. (Brewers)         27,289       624,258
-----------------------------------------------------------------------
Kookmin Bank (Banks)                               51,500     1,708,252
-----------------------------------------------------------------------
LG Chem Ltd. (Commodity Chemicals)                 38,130     1,133,931
-----------------------------------------------------------------------
Lotte Chilsung Beverage Co., Ltd. (Soft
  Drinks)                                           1,240       591,634
-----------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                         10,530     2,968,015
-----------------------------------------------------------------------
Samsung Fire & Marine Insurance Co. Ltd.
  (Property & Casualty Insurance)(a)               30,790     1,861,487
-----------------------------------------------------------------------
Shinsegae Co., Ltd. (Department Stores)             6,450       866,850
=======================================================================
                                                             14,902,029
=======================================================================

Taiwan-6.48%

Compal Electronics Inc. (Computer Hardware)     1,708,000     1,899,965
-----------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment & Instruments)            285,200     1,031,487
-----------------------------------------------------------------------
Nien Made Enterprises Co., Ltd. (Consumer
  Electronics)(a)                                 632,520     1,066,352
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

Taiwan-(Continued)

Quanta Computer Inc. (Computer Hardware)          136,050   $   276,413
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           1,104,544     1,480,153
=======================================================================
                                                              5,754,370
=======================================================================

Thailand-1.92%

Delta Electronics PCL (Electronic Equipment &
  Instruments) (Acquired 01/07/02; Cost
  $1,116,929)(b)(c)                             1,554,000     1,076,301
-----------------------------------------------------------------------
Land and Houses PCL (Homebuilding)                363,000       624,345
=======================================================================
                                                              1,700,646
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $77,499,161)                           83,397,911
=======================================================================

MONEY MARKET FUNDS-4.22%

STIC Liquid Assets Portfolio(d)                 1,874,397     1,874,397
-----------------------------------------------------------------------
STIC Prime Portfolio(d)                         1,874,397     1,874,397
=======================================================================
    Total Money Market Funds (Cost
      $3,748,794)                                             3,748,794
=======================================================================
TOTAL INVESTMENTS-98.20% (Cost
  $81,247,955)(e)                                            87,146,705
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.80%                           1,594,392
=======================================================================
NET ASSETS-100%                                             $88,741,097
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $3,902,405, which represented 4.40% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Directors.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) Lippo Bank security was received through a corporate action and as of 05/22/00 it has no market value and no cost basis.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $81,247,955)*                                  $ 87,146,705
-------------------------------------------------------------
Foreign currencies, at value (cost $2,358,072)      2,331,031
-------------------------------------------------------------
Receivables for:
  Investments sold                                    125,008
-------------------------------------------------------------
  Capital stock sold                                1,485,377
-------------------------------------------------------------
  Dividends                                            66,010
-------------------------------------------------------------
Investment for deferred compensation plan              18,825
-------------------------------------------------------------
Collateral for securities loaned                    4,551,933
-------------------------------------------------------------
Other assets                                           47,556
=============================================================
     Total assets                                  95,772,445
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Capital stock reacquired                          2,225,210
-------------------------------------------------------------
  Deferred compensation plan                           18,825
-------------------------------------------------------------
  Collateral upon return of securities loaned       4,551,933
-------------------------------------------------------------
Accrued distribution fees                              46,764
-------------------------------------------------------------
Accrued directors' fees                                   907
-------------------------------------------------------------
Accrued transfer agent fees                            77,279
-------------------------------------------------------------
Accrued operating expenses                            110,430
=============================================================
     Total liabilities                              7,031,348
=============================================================
Net assets applicable to shares outstanding      $ 88,741,097
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $ 62,806,140
_____________________________________________________________
=============================================================
Class B                                          $ 19,915,811
_____________________________________________________________
=============================================================
Class C                                          $  6,019,146
_____________________________________________________________
=============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       7,360,925
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       2,407,382
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                         729,341
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       8.53
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.53 divided
       by 94.50%)                                $       9.03
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       8.27
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       8.25
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $4,353,863 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $170,172)                                       $ 1,707,587
-------------------------------------------------------------
Dividends from affiliated money market funds          101,584
-------------------------------------------------------------
Interest                                               10,682
-------------------------------------------------------------
Security lending income                               112,100
=============================================================
    Total investment income                         1,931,953
=============================================================

EXPENSES:

Advisory fees                                         999,193
-------------------------------------------------------------
Administrative services fees                           50,000
-------------------------------------------------------------
Custodian fees                                        245,789
-------------------------------------------------------------
Distribution fees -- Class A                          255,410
-------------------------------------------------------------
Distribution fees -- Class B                          252,758
-------------------------------------------------------------
Distribution fees -- Class C                           69,282
-------------------------------------------------------------
Transfer agent fees                                   712,928
-------------------------------------------------------------
Directors' fees                                         9,094
-------------------------------------------------------------
Other                                                 235,373
=============================================================
    Total expenses                                  2,829,827
=============================================================
Less: Fees waived                                    (250,466)
-------------------------------------------------------------
    Expenses paid indirectly                           (2,720)
=============================================================
    Net expenses                                    2,576,641
=============================================================
Net investment income (loss)                         (644,688)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (1,688,835)
-------------------------------------------------------------
  Foreign currencies                                 (185,557)
=============================================================
                                                   (1,874,392)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             6,168,932
-------------------------------------------------------------
  Foreign currencies                                  (26,456)
=============================================================
                                                    6,142,476
=============================================================
Net gain from investment securities and foreign
  currencies                                        4,268,084
=============================================================
Net increase in net assets resulting from
  operations                                      $ 3,623,396
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (644,688)   $   (341,361)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (1,874,392)    (28,693,576)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            6,142,476       9,851,899
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  3,623,396     (19,183,038)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --        (295,141)
------------------------------------------------------------------------------------------
  Class B                                                               --        (131,925)
------------------------------------------------------------------------------------------
  Class C                                                               --         (21,688)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (1,562,080)    (20,355,876)
------------------------------------------------------------------------------------------
  Class B                                                       (5,905,946)     (7,313,094)
------------------------------------------------------------------------------------------
  Class C                                                          686,025      (1,204,078)
==========================================================================================
    Net increase (decrease) in net assets                       (3,158,605)    (48,504,840)
==========================================================================================

NET ASSETS:

  Beginning of year                                             91,899,702     140,404,542
==========================================================================================
  End of year                                                 $ 88,741,097    $ 91,899,702
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $168,052,817    $175,659,752
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (26,192)        (20,881)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (85,158,976)    (83,470,141)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            5,873,448        (269,028)
==========================================================================================
                                                              $ 88,741,097    $ 91,899,702
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Asia Pacific Growth Fund, formerly AIM Asian Growth Fund, (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 2.25% which may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $250,466.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $447,957 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $255,410, $252,758, and $69,282, respectively.

  AIM Distributors retained commissions of $34,742 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $33,228, $0 and $17,743 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,056 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,894 and reductions in custodian fees of $826 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,720.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $4,353,863 were on loan to brokers. The loans were secured by cash collateral of $4,551,933 received by the Fund and invested in affiliated money market funds as follows:
$2,275,967 in STIC Liquid Assets Portfolio and $2,275,966 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $112,100 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                            2002        2001
--------------------------------------------------------------
Distributions paid from long-term
  capital gain                            $     --    $448,754
______________________________________________________________
==============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments           $  4,593,729
-------------------------------------------------------------
Temporary book/tax differences                        (26,192)
-------------------------------------------------------------
Capital loss carryforward                         (83,879,257)
-------------------------------------------------------------
Capital (par value and additional paid-in)        168,052,817
=============================================================
                                                 $ 88,741,097
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of $(25,303).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

* The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
   EXPIRATION                                   CARRYFORWARD
   ---------------------------------------------------------
   October 31, 2005                             $54,943,768
   ---------------------------------------------------------
   October 31, 2009                              27,317,937
   ---------------------------------------------------------
   October 31, 2010                               1,617,552
   =========================================================
                                                $83,879,257
     _______________________________________________________
   =========================================================


  Utilization of such capital losses may be limited to the extent required under IRS rules.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $109,023,398 and $119,107,638, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $10,023,000
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (5,403,968)
============================================================
Net unrealized appreciation of investment
  securities                                     $ 4,619,032
____________________________________________________________
============================================================
Cost of investments for tax purposes is $82,527,673.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and reclassification of net operating loss on October 31, 2002, undistributed net investment income (loss) was increased by $639,377, undistributed net realized gains increased by $185,557 and paid in capital decreased by $824,934. This reclassification had no effect on net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      36,840,564*   $ 353,578,105*    32,846,773    $ 319,396,653
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,963,386       28,352,153      1,885,559       18,458,316
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      10,574,444       98,792,151      3,690,569       33,967,064
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --         23,853          260,234
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         11,036          117,979
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --          1,947           20,815
==========================================================================================================================
Reacquired:
  Class A                                                     (36,664,943)*   (355,140,185)*  (34,450,943)    (340,012,763)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,597,305)     (34,258,099)    (2,651,836)     (25,889,389)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (10,405,450)     (98,106,126)    (3,780,014)     (35,191,957)
==========================================================================================================================
                                                                 (289,304)   $  (6,782,001)    (2,423,056)   $ (28,873,048)
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Includes automatic conversion of 381,540 shares of Class B shares in the amount of $3,681,223 to 369,580 shares of Class A shares in the amount of $3,681,223.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED OCTOBER 31,                      COMMENCED) TO
                                                         -------------------------------------------------         OCTOBER 31,
                                                          2002          2001          2000          1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  8.59       $ 10.70       $ 10.76       $  7.69           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.04)(a)     (0.01)(a)     (0.07)(a)     (0.03)(a)          0.05
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.02)        (2.06)         0.01          3.14             (2.36)
=================================================================================================================================
    Total from investment operations                       (0.06)        (2.07)        (0.06)         3.11             (2.31)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --            --            --         (0.04)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --         (0.04)           --            --                --
=================================================================================================================================
Net asset value, end of period                           $  8.53       $  8.59       $ 10.70       $ 10.76           $  7.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (0.70)%      (19.46)%       (0.56)%       40.66%           (23.10)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $62,806       $61,729       $93,755       $25,420           $ 7,716
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.25%(c)      2.02%         1.92%         1.92%             1.92%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       2.49%(c)      2.37%         2.06%         2.72%             4.88%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.41)%(c)    (0.06)%       (0.57)%       (0.50)%            0.70%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      114%           73%           64%          142%               79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $72,974,141 .
(d)  Annualized.

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED OCTOBER 31,                      COMMENCED) IN
                                                         -------------------------------------------------         OCTOBER 31,
                                                          2002          2001          2000          1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  8.38       $ 10.50       $ 10.65       $  7.63           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.10)(a)     (0.07)(a)     (0.17)(a)     (0.13)(a)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.01)        (2.01)         0.02          3.16             (2.36)
=================================================================================================================================
    Total from investment operations                       (0.11)        (2.08)        (0.15)         3.03             (2.37)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --            --            --         (0.01)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --         (0.04)           --            --                --
=================================================================================================================================
Net asset value, end of period                           $  8.27       $  8.38       $ 10.50       $ 10.65           $  7.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (1.31)%      (19.92)%       (1.41)%       39.76%           (23.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $19,916       $25,479       $39,852       $12,070           $ 3,030
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.90%(c)      2.67%         2.67%         2.79%             2.80%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       3.14%(c)      3.02%         2.76%         3.59%             5.75%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (1.06)%(c)    (0.72)%       (1.32)%       (1.37)%           (0.18)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      114%           73%           64%          142%               79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $25,275,824 .
(d)  Annualized.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                NOVEMBER 3, 1997
                                                                                                                (DATE OPERATIONS
                                                                       YEAR ENDED OCTOBER 31,                     COMMENCED) TO
                                                           ----------------------------------------------          OCTOBER 31,
                                                            2002         2001          2000         1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 8.37       $ 10.49        10.63       $ 7.61            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.10)(a)     (0.07)(a)    (0.17)(a)    (0.13)(a)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (0.02)        (2.01)        0.03         3.16              (2.38)
=================================================================================================================================
    Total from investment operations                        (0.12)        (2.08)       (0.14)        3.03              (2.39)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         --            --           --        (0.01)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --         (0.04)          --           --                 --
=================================================================================================================================
Net asset value, end of period                             $ 8.25       $  8.37       $10.49       $10.63            $  7.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             (1.43)%      (19.94)%      (1.32)%      39.86%            (23.90)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $6,019       $ 4,692       $6,797       $5,008            $   686
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           2.90%(c)      2.67%        2.67%        2.79%              2.80%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        3.14%(c)      3.02%        2.76%        3.59%              5.75%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.06)%(c)    (0.72)%      (1.32)%      (1.37)%            (0.18)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       114%           73%          64%         142%                79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,928,235.
(d)  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM Asia Pacific Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Asia Pacific Growth Fund (formerly AIM Asian Growth Fund) (one of the funds constituting AIM International Funds, Inc.; hereinafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

Directors and Officers

As of December 31, 2001

The address of each director and officer of AIM International Funds, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the          Director and/      Principal Occupation(s)                   Other Directorship(s)
Company                            or Officer Since   During Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1991               Chairman, President and Chief Executive   None
   Director, Chairman and                             Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Directors
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Director                                           McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1992               Chairman, Crockett Technology             ACE Limited (insurance
   Director                                           Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Director                                           (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Director                                           Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Director                                           Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Director                                           Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Director                                           of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1991               Partner, law firm of Pennock & Cooper     None
   Director
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Director
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1991               Executive Vice President, Development     None
   Director                                           and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

As of December 31, 2001


The address of each director and officer of AIM International Funds, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the          Director and/      Principal Occupation(s)                   Other Directorship(s)
Company                            or Officer Since   During Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1991               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1991               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994               Senior Vice President, A I M Capital      N/A
   Vice President                                     Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1991               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Company includes additional information about the Fund's Directors and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE DIRECTORS        TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY
                           INTERNATIONAL/GLOBAL EQUITY
                                 DOMESTIC EQUITY
                                  FIXED INCOME

                                MORE CONSERVATIVE

                                   [COVER ART]

================================================================================


         DOMESTIC EQUITY                     INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

         MORE AGGRESSIVE                           MORE AGGRESSIVE                                   TAXABLE
AIM Emerging Growth Fund              AIM Developing Markets Fund                                MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)          AIM European Small Company Fund
AIM Aggressive Growth Fund            AIM Asia Pacific Growth Fund(2)                AIM High Yield Fund II
AIM Opportunities I Fund(2,3)         AIM International Emerging Growth Fund         AIM High Yield Fund
AIM Mid Cap Growth Fund               AIM Global Aggressive Growth Fund              AIM Strategic Income Fund
AIM Libra Fund                        AIM European Growth Fund(2)                    AIM Income Fund
AIM Dent Demographic Trends Fund      AIM International Growth Fund(2)               AIM Global Income Fund
AIM Opportunities II Fund(2,3)        AIM Global Growth Fund                         AIM Total Return Bond Fund
AIM Constellation Fund                AIM Worldwide Spectrum Fund                    AIM Intermediate Government Fund
AIM Large Cap Growth Fund             AIM Global Trends Fund                         AIM Short Term Bond Fund
AIM Weingarten Fund                   AIM International Core Equity Fund(2)          AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                      AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                         MORE CONSERVATIVE                  AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                     SECTOR EQUITY                               MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                      MORE AGGRESSIVE                                   TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                    AIM New Technology Fund                                    MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund          AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund        AIM Global Energy Fund                         AIM High Income Municipal Fund
AIM Charter Fund                      AIM Global Financial Services Fund             AIM Municipal Bond Fund
AIM Basic Value Fund                  AIM Global Health Care Fund                    AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund        AIM Global Utilities Fund                      AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                    AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                        MORE CONSERVATIVE
                                                  MORE CONSERVATIVE
        MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management. As of 9/30/02.

             [AIM FUNDS LOGO]

A I M Distributors, Inc.                                               APG-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                            AIM EUROPEAN GROWTH FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

              HOMMAGE A BLERIOT, NO. 2, FRAGMENT BY ROBERT DELAUNAY

   LOUIS BLERIOT, A FRENCH ENGINEER AND INVENTOR, WAS THE FIRST PERSON TO FLY

ACROSS THE ENGLISH CHANNEL FROM FRANCE, TRANSPORTED BY A 28-HORSEPOWER MONOPLANE

 OF HIS OWN DESIGN. NEARLY 100 YEARS LATER, THE SAME SPIRIT OF ENTREPRENEURSHIP

   AND COURAGE THAT LAUNCHED BLERIOT'S FLIGHT STILL ANIMATES EUROPE'S MARKETS.

================================================================================

AIM EUROPEAN GROWTH FUND IS FOR SHAREHOLDERS WHO SEEK LONG-TERM GROWTH OF CAPITAL. THE FUND INVESTS IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF COMPANIES LOCATED IN EUROPE WITH STRONG EARNINGS MOMENTUM.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o Effective July 1, 2002, AIM European Development Fund was renamed AIM European Growth Fund.

o AIM European Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(C)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without a sales charge. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 11/3/97) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o During the reporting period, AIM Euroland Growth Fund was reorganized into AIM European Growth Fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.

o The unmanaged Lipper European Fund Index represents an average of the performance of the 30 largest European-region mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                        We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

    o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

    o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    In general, international markets outperformed U.S. markets for the fiscal year. World markets, however, varied considerably by region. European markets traded higher late last year, but 2002 was a difficult and volatile year for European equities. Given this environment, AIM European Growth Fund Class A shares returned -5.57%, excluding sales charges, for the fiscal year ended October 31, 2002. The fund fared considerably better than both the MSCI Europe Index and the Lipper European Fund Index, which returned -13.88% and -12.77%, respectively, over the same period.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                           THE FUND FARED CONSIDERABLY

                              BETTER THAN BOTH THE

                            MSCI EUROPE INDEX AND THE

                          LIPPER EUROPEAN FUND INDEX...

                                ROBERT H. GRAHAM

================================================================================

A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

   [GARY T. CRUM PHOTO]

       GARY T. CRUM
 DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

EUROPEAN MARKETS STRUGGLE AS GLOBAL ECONOMY SLOWS

HOW DID AIM EUROPEAN GROWTH FUND PERFORM DURING THE FISCAL YEAR?

Although European markets traded higher late last year, 2002 has been a difficult and volatile year for European equities. Given this environment, for the year ended October 31, 2002, AIM European Growth Fund returned -5.57% for Class A shares, -6.16% for Class B shares, -6.22% for Class C shares, and -5.71% for Class R shares, excluding sales charges. The fund bettered both the MSCI Europe Index and the Lipper European Fund Index which returned -13.88% and -12.77%, respectively, over the same period. By comparison, U.S. stocks, as represented by the S&P 500 Index, returned -15.10%.

    As you can see from the chart at the bottom of page 5, over the longer term, the fund has produced good results. Since inception, the fund has returned 9.34% for Class A shares, excluding sales charges; while the MSCI Europe Index returned -1.47%.

WHAT WERE MARKET CONDITIONS LIKE IN EUROPE?

After struggling for most of 2001, European markets rallied in the final months and seemed poised for recovery. Economic data also improved during the first few months of 2002. This rebound in European business conditions, however, was short-lived. Weak economic data--declining consumer confidence and rising unemployment coupled with disappointing corporate earnings--weighed heavily on increasingly volatile European markets. Much of the market's volatility can be linked to European life insurance firms. In Europe, insurance companies typically hold 20% of their assets in stocks, while U.S. life insurance companies hold just 1.5% to 2% of their assets in equities. The rapid decline of telecommunications stocks also hit European indexes hard, as the telecommunications sector is a larger percentage of total market cap in Europe than in the United States. That said, European technology shares led a much-needed market rally in October, with the MSCI Europe Index rising 9.67% for the month.

WHAT OTHER TRENDS EMERGED IN EUROPEAN MARKETS? HOW DID THESE TRENDS INFLUENCE THE FUND?

Investors continued to reward companies that had better-than-expected earnings. This fits with the fund's earnings momentum approach and is one reason the fund held up better than its benchmarks. The fund's ability to invest in all capitalization levels also played a role in relative performance. Most European sector funds invest almost exclusively in large-cap securities--a distinct disadvantage during the reporting period as European small-cap/mid-cap stocks were favored. With AIM European Growth Fund's market cap flexibility, however, we were able to fully capitalize on the earnings momentum we found in many of Europe's smaller companies.

WERE THERE ANY SIGNIFICANT MONETARY CHANGES IN THE EURO ZONE?

Although many contend the European Central Bank (ECB) is too focused on fighting inflation, the bank left its key interest rate

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                               TOP 10 INDUSTRIES                        TOP COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Anglo Irish Bank Corp. PLC (Ireland)            3.1%       1. Banks                         15.5%      [PIE CHART]

 2. Altana A.G. (Germany)                           2.7        2. Pharmaceuticals                7.4   UNITED KINGDOM   24.2%

 3. Eni S.p.A. (Italy)                              2.4        3. Construction & Engineering     5.1   OTHER            13.2%

 4. Grupo Ferrovial, S.A. (Spain)                   2.3        4. Integrated Oil & Gas           5.1   ITALY            12.3%

 5. Banco Popular Espanol S.A. (Spain)              2.2        5. Health Care Supplies           3.4   FRANCE           11.7%

 6. Banco Popolare di Verona e Novara Scrl (Italy)  2.1        6. Automobile Manufacturers       3.3   SPAIN            10.3%

 7. Total Fina Elf S.A. (France)                    2.1        7. Insurance Brokers              3.3   GERMANY           9.9%

 8. Bank of Ireland (Ireland)                       2.0        8. Restaurants                    2.8   IRELAND           9.9%

 9. Merloni Elettrodomestici S.p.A. (Italy)         2.0        9. Tobacco                        2.7   SWEDEN            2.5%

10. Autostrade-Concessioni e Costruzioni                                                               BELGIUM           2.2%
    Autostrade S.p.A. (Italy)                       2.0       10. Highways & Railtracks          2.6
                                                                                                       NETHERLANDS       2.0%

                                                                                                       BERMUDA           1.8%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================================

unchanged at 3.25% for the 11th consecutive month in October. Meanwhile, the Bank of England recently left rates unchanged at 4.0%.

    After years of dominance, the U.S. dollar finally began showing signs of weakness in the second quarter of the year. The British pound and the euro both gained ground. In fact, the euro began 2002 at an uninspiring $0.88(U.S.), but finally managed to break through the parity level during the year.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

On a sector basis, we found good growth opportunities in traditionally defensive sectors, such as consumer staples and energy. Conversely, as consumer sentiment declined, we decreased our exposure to health care, financials and information technology.

    On a country basis, over the last quarter we have increased our exposure to France, Italy and the UK. The UK in particular has managed to perform better than most of Europe as consumer spending has remained high and, therefore, economic growth has remained relatively robust. Low interest rates and high employment have also boosted the UK's economy. On the other hand, we have recently decreased our exposure to Germany and Switzerland. Germany, Europe's largest economy, has been one of the worst-performing markets in the world this year. The country has suffered from a combination of high unemployment, industrial weakness and lower consumer spending.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

o Merloni, an Italian appliance manufacturer, benefited the fund. The company has been gaining market share due to a strong emphasis on product innovation and an efficient cost basis, which puts it among the most profitable companies in its sector.

o Munich Re, a German reinsurance company, detracted from fund performance. The company has been hard hit with losses from the September 11, 2001, terrorist attacks in the United States. Massive flooding in Europe has also hampered the company. However, we still find the company attractive as pricing in the property and casualty reinsurance line has increased.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

The global downturn and indeed the U.S. recession impacted Europe more than many analysts had predicted. Therefore, the strength of European stocks will undoubtedly continue to depend, at least to some extent, on the outcome of the U.S. economy.

    Nonetheless, euro zone industrial confidence rose two points in October, and France's jobless rate held steady in September for the fourth straight month. And although the ECB has been slow to reduce interest rates, that might actually be good news for Europe's growth prospects as it leaves the door open for future interest rate cuts.

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                           JASON T. HOLZER, CO-MANAGER

                           CLAS G. OLSSON, CO-MANAGER

                         ASSISTED BY EUROPE/CANADA TEAM

                          See important fund and index
                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com


FUND PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

11/3/97-10/31/02, excluding sales charges

                                   [BAR CHART]

AIM EUROPEAN GROWTH FUND

CLASS A SHARES              9.34%

MSCI EUROPE INDEX          -1.47%

                                                            Source: Lipper, Inc.

The performance of the fund's Class A, Class B, Class C, and Class R shares will differ due to different sales charge structures and class expenses.

    *Index return data is from 10/31/97-10/31/02.

================================================================================

eDELIVERY

                  REDUCE YOUR PAPER MAIL WITH AIM'S EDELIVERY

Sign up for eDelivery by going to aiminvestments.com and you can have your fund reports and prospectuses delivered electronically. At our Web site, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery." You will no longer receive paper copies of these documents. Instead you'll receive a link to the documents via email. (You can cancel the service at the Web site at any time.)

If you receive account statements, fund reports and prospectuses from your financial advisor rather than from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

                                                                       [GRAPHIC]

                                FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
11/3/97-10/31/02

                                [MOUNTAIN CHART]


                 AIM EUROPEAN    AIM EUROPEAN     AIM EUROPEAN
                  GROWTH FUND    GROWTH FUND        GROWTH FUND   LIPPER EUROPEAN   MSCI EUROPE
DATE            CLASS A SHARES  CLASS B SHARES    CLASS C SHARES    FUND INDEX         INDEX
11/03/97             9450            10000            10000            10000            10000
11/97                9233             9770             9770            10075            10154
12/97                9592            10150            10150            10310            10525
1/98                10026            10600            10600            10694            10962
2/98                10972            11590            11590            11576            11820
3/98                12172            12850            12850            12452            12661
4/98                12910            13609            13609            12738            12907
5/98                13789            14529            14538            13058            13169
6/98                13855            14599            14608            13096            13314
7/98                14535            15298            15308            13346            13577
8/98                12551            13197            13198            11419            11869
9/98                11842            12457            12458            10779            11395
10/98               12248            12867            12878            11533            12306
11/98               12900            13546            13558            12190            12961
12/98               13489            14156            14168            12758            13527
1/99                14322            15025            15038            12985            13441
2/99                13593            14245            14257            12606            13099
3/99                13063            13685            13697            12641            13242
4/99                13195            13815            13818            13003            13637
5/99                12797            13386            13388            12531            12982
6/99                13185            13786            13788            12849            13201
7/99                13904            14526            14538            13065            13324
8/99                14244            14876            14878            13171            13460
9/99                14528            15167            15169            13027            13357
10/99               15530            16196            16209            13469            13848
11/99               18594            19385            19399            14405            14222
12/99               22473            23404            23419            16266            15680
1/00                23676            24644            24669            15742            14563
2/00                29521            30712            30728            17912            15322
3/00                26852            27914            27929            17924            15691
4/00                24130            25064            25088            16953            14999

================================================================================================


             AIM EUROPEAN     AIM EUROPEAN    AIM EUROPEAN
              GROWTH FUND      GROWTH FUND     GROWTH FUND    LIPPER EUROPEAN     MSCI EUROPE
DATE        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES     FUND INDEX          INDEX

5/00             23307            24194            24218            16610            14876
6/00             24043            24944            24968            17004            15196
7/00             24375            25284            25308            16873            14953
8/00             25038            25954            25979            16937            14777
9/00             23921            24775            24799            16063            14085
10/00            22323            23115            23140            15575            13978
11/00            20082            20785            20810            14742            13437
12/00            21737            22475            22500            15849            14363
1/01             21528            22246            22270            15801            14370
2/01             19164            19805            19821            14469            13108
3/01             17064            17617            17640            13199            12130
4/01             18001            18577            18600            14073            12993
5/01             17841            18397            18419            13531            12359
6/01             17377            17917            17939            12980            11892
7/01             16970            17487            17508            12849            11921
8/01             17036            17537            17559            12519            11611
9/01             15135            15568            15589            11114            10453
10/01            15627            16068            16089            11503            10785
11/01            15996            16437            16450            12001            11218
12/01            16365            16807            16830            12257            11505
1/02             15958            16377            16400            11720            10903
2/02             16148            16577            16591            11728            10901
3/02             16753            17187            17201            12315            11492
4/02             17028            17446            17471            12281            11404
5/02             17350            17776            17791            12289            11369
6/02             17350            17765            17780            11959            10974
7/02             15401            15767            15780            10710             9753
8/02             15515            15866            15879            10638             9751
9/02             14001            14306            14320             9320             8468
10/02            14758            14880            15090            10034             9287

                                                                          Source: Lipper, Inc.

==============================================================================================

Past performance cannot guarantee comparable future results.

The chart compares AIM European Growth Fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 11/3/97-10/31/02.

    Please note: index performance is for the period 10/31/97-10/31/02. It is important to understand the difference between your fund and an index. A market index, such as the MSCI Europe Index is not managed and incurs no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return. An index of funds such as the Lipper European Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy. Performance of an index of funds reflects fund expenses.

    Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

    Performance of the fund's Class A, B, C, and R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

FUND RETURNS

as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

CLASS A SHARES
 Inception (11/3/97)                8.11%
  1 Year                         -10.76

CLASS B SHARES
 Inception (11/3/97)                8.29%
  1 Year                         -10.85

CLASS C SHARES
 Inception (11/3/97)                8.59%
  1 Year                          -7.15

CLASS R SHARES*
 Inception                          9.17%
  1 Year                          -5.71

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (11/3/97), 7.10%, one year, -12.58%; Class B shares, inception (11/3/97), 7.27%; one year, -12.69%. Class C shares, inception (11/3/97), 7.59%.; one year, -9.06%. Class R shares, inception, 8.17%; one year, -7.66%.

    *Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12b-1 fees. (The inception date of Class A shares is 11/3/97.) Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.38%

Belgium-2.22%

Colruyt N.V. (Food Retail)                          58,900   $  3,016,985
-------------------------------------------------------------------------
Omega Pharma S.A. (Health Care Supplies)           144,100      6,061,783
=========================================================================
                                                                9,078,768
=========================================================================

Bermuda-1.75%

Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                      233,200      7,135,920
=========================================================================

Denmark-0.85%

Coloplast A.S.-Class B (Health Care Supplies)       48,700      3,471,503
=========================================================================

Finland-0.29%

Nokia Oyj (Telecommunications Equipment)            69,000      1,171,280
=========================================================================

France-11.70%

Accor S.A. (Hotels, Resorts & Cruise Lines)         74,700      2,650,679
-------------------------------------------------------------------------
Autoroutes du Sud de la France (Highways &
  Railtracks)(a)                                    90,000      2,243,976
-------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                      70,133      4,196,297
-------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                           161,700      6,443,640
-------------------------------------------------------------------------
CNP Assurances (Life & Health Insurance)            39,800      1,412,276
-------------------------------------------------------------------------
Credit Agricole S.A. (Banks)                       164,500      2,689,821
-------------------------------------------------------------------------
Essilor International S.A. (Health Care
  Supplies)                                         89,900      3,617,160
-------------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)                75,250      2,621,782
-------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                    52,305      2,217,891
-------------------------------------------------------------------------
Publicis Groupe (Advertising)                       64,100      1,459,262
-------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)            75,250      4,599,291
-------------------------------------------------------------------------
Thomson (Consumer Electronics)(a)                   44,700        823,382
-------------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)          61,369      8,449,356
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)             78,100      4,359,911
=========================================================================
                                                               47,784,724
=========================================================================

Germany-9.91%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods) (Acquired 06/19/02-08/23/02;
  Cost $2,900,079)(b)                               37,100      2,828,296
-------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                      229,975     10,999,046
-------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                   145,037      5,175,252
-------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)                  144,150      2,064,575
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Germany-(Continued)

Deutsche Boerse A.G. (Diversified Financial
  Services)                                         48,400   $  1,745,227
-------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                                11,540      1,474,161
-------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        12,310      5,903,360
-------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)          112,700      7,306,555
-------------------------------------------------------------------------
Stada Arzneimittel A.G. (Pharmaceuticals)           82,400      2,985,078
=========================================================================
                                                               40,481,550
=========================================================================

Ireland-9.88%

Anglo Irish Bank Corp. PLC (Banks)               1,902,850     12,713,226
-------------------------------------------------------------------------
Bank of Ireland (Banks)                            749,300      8,306,560
-------------------------------------------------------------------------
Grafton Group PLC-Units (Trading Companies &
  Distributors)(c)                               1,859,800      6,442,905
-------------------------------------------------------------------------
IAWS Group PLC (Agricultural Products)             408,900      2,873,577
-------------------------------------------------------------------------
Irish Life & Permanent PLC (Life & Health
  Insurance)                                        72,000        855,187
-------------------------------------------------------------------------
Jurys Doyle Hotel Group PLC (Hotels, Resorts
  & Cruise Lines)                                  172,900      1,197,955
-------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)             214,900      7,996,429
=========================================================================
                                                               40,385,839
=========================================================================

Italy-12.29%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways &
  Railtracks)(d)                                   989,300      8,176,396
-------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Banks)                                          724,800      8,680,625
-------------------------------------------------------------------------
Davide Campari-Milano S.p.A. (Distillers &
  Vinters)(a)                                       98,800      2,950,392
-------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                  707,214      9,814,006
-------------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                      738,600      8,239,117
-------------------------------------------------------------------------
Recordati S.p.A. (Pharmaceuticals)                 181,200      4,053,350
-------------------------------------------------------------------------
Saeco International Group S.p.A. (Household
  Appliances)(a)                                   994,200      3,050,583
-------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)               1,396,000      5,250,691
=========================================================================
                                                               50,215,160
=========================================================================

Netherlands-1.95%

Heineken N.V. (Brewers)                             35,000      1,405,467
-------------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)                  88,500      1,433,092
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Netherlands-(Continued)

Van der Moolen Holding N.V. (Diversified
  Financial Services)                               79,200   $  1,767,743
-------------------------------------------------------------------------
VNU N.V. (Publishing)                               54,000      1,449,008
-------------------------------------------------------------------------
Wolters Kluwer N.V.-Dutch Ctfs. (Publishing)       109,800      1,924,724
=========================================================================
                                                                7,980,034
=========================================================================

Norway-1.38%

Ekornes A.S.A. (Home Furnishings)                  126,100      1,204,361
-------------------------------------------------------------------------
Tandberg A.S.A. (Electronic Equipment &
  Instruments)                                     409,200      4,431,133
=========================================================================
                                                                5,635,494
=========================================================================

Portugal-0.82%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                      554,100      3,345,534
=========================================================================

Russia-0.72%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(a)                                     104,900      2,958,180
=========================================================================

Spain-10.34%

Altadis, S.A. (Tobacco)(a)                         132,300      2,795,794
-------------------------------------------------------------------------
Amadeus Global Travel Distribution S.A.-Class
  A (Data Processing Services)                     649,950      3,203,736
-------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                 208,600      8,927,861
-------------------------------------------------------------------------
Compania de Distribucion Integral Logista,
  S.A. (Publishing)                                124,900      2,404,526
-------------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-line
  Insurance)                                       358,200      2,421,552
-------------------------------------------------------------------------
Enagas (Gas Utilities) (Acquired 06/25/02;
  Cost $1,895,584)(a)(b)                           300,400      1,614,534
-------------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                     343,400      4,965,900
-------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                     407,900      9,487,876
-------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 05/22/01-10/31/02; Cost
  $3,254,408)(b)                                   210,052      4,719,545
-------------------------------------------------------------------------
NH Hoteles, S.A. (Hotels, Resorts & Cruise
  Lines)                                           205,300      1,717,090
=========================================================================
                                                               42,258,414
=========================================================================

Sweden-2.47%

Elekta A.B.-Class B (Health Care
  Equipment)(a)                                    235,000      2,208,767
-------------------------------------------------------------------------
Svenska Cellulosa A.B.-Class B (Paper
  Products)                                         82,800      2,533,798
-------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                       740,100      5,338,485
=========================================================================
                                                               10,081,050
=========================================================================

Switzerland-1.62%

Adecco S.A. (Employment Services)                   43,825      1,720,838
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Switzerland-(Continued)

Nestle S.A. (Packaged Foods & Meats)                11,750   $  2,517,687
-------------------------------------------------------------------------
UBS A.G. (Banks)                                    50,000      2,381,355
=========================================================================
                                                                6,619,880
=========================================================================

United Kingdom-24.19%

Balfour Beatty PLC (Construction &
  Engineering)                                     830,400      2,020,970
-------------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                      154,900        993,979
-------------------------------------------------------------------------
Bunzl PLC (Diversified Commercial Services)        351,200      2,500,967
-------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                   1,097,900      5,266,661
-------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                     1,475,100      4,201,796
-------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                  594,450      5,382,212
-------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)               345,470      2,124,932
-------------------------------------------------------------------------
GAME GROUP PLC (THE) (Computer & Electronics
  Retail) (Acquired 06/28/01-10/08/02; Cost
  $1,561,804)(b)                                 1,025,800      1,794,123
-------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)               187,430      2,933,467
-------------------------------------------------------------------------
Jardine Lloyd Thompson Group PLC (Insurance
  Brokers)                                         585,600      6,149,866
-------------------------------------------------------------------------
Johnston Press PLC (Publishing)                    465,800      2,704,678
-------------------------------------------------------------------------
Luminar PLC (Restaurants)                          567,400      6,116,360
-------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                        365,600      5,447,349
-------------------------------------------------------------------------
MFI Furniture Group PLC (Home Furnishings)       1,279,700      2,623,745
-------------------------------------------------------------------------
New Look Group PLC (Apparel Retail)                631,000      2,597,330
-------------------------------------------------------------------------
Next PLC (Department Stores)                       194,100      2,703,695
-------------------------------------------------------------------------
Northern Rock PLC (Banks)                          142,000      1,500,148
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)         443,300      8,048,182
-------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                      1,301,700      4,415,828
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)           266,000      6,261,402
-------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                       221,800      1,425,874
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                             139,100      1,121,183
-------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)          146,425        870,845
-------------------------------------------------------------------------
Stanley Leisure PLC (Casinos & Gaming)             570,100      3,457,521
-------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)       243,750      4,381,449
-------------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                         177,000      1,205,049
-------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)(a)           518,200      5,121,685
-------------------------------------------------------------------------
William Morrison Supermarkets PLC (Food
  Retail)                                        1,340,300      4,410,422
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
United Kingdom-(Continued)

Wood Group (John) PLC (Oil & Gas Equipment &
  Services) (Acquired 05/29/02; Cost
  $1,207,807)(b)                                   424,500   $  1,063,016
=========================================================================
                                                               98,844,734
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $347,810,627)                           377,448,064
=========================================================================

MONEY MARKET FUNDS-8.76%

STIC Liquid Assets Portfolio(e)                 17,889,030     17,889,030
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
STIC Prime Portfolio(e)                         17,889,030   $ 17,889,030
=========================================================================
    Total Money Market Funds (Cost
      $35,778,060)                                             35,778,060
=========================================================================
TOTAL INVESTMENTS-101.14% (Cost $383,588,687)                 413,226,124
=========================================================================
OTHER ASSETS LESS LIABILITIES-(1.14%)                          (4,638,566)
=========================================================================
NET ASSETS-100.00%                                           $408,587,558
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Ctfs. - Certificates
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $12,019,514, which represented 2.94% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Trustees.
(c) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(d) Security fair valued in accordance with the procedures established by the Board of Directors.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $383,588,687)*       $413,226,124
--------------------------------------------------------------------
Foreign currencies, at value (cost $2,313,262)             2,326,121
--------------------------------------------------------------------
Receivables for:
  Investments sold                                         6,332,910
--------------------------------------------------------------------
  Capital stock sold                                       1,991,410
--------------------------------------------------------------------
  Dividends                                                  724,242
--------------------------------------------------------------------
Investment for deferred compensation plan                     23,406
--------------------------------------------------------------------
Collateral for securities loaned                          21,987,302
--------------------------------------------------------------------
Other assets                                                  43,818
====================================================================
     Total assets                                        446,655,333
____________________________________________________________________
====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    2,239,595
--------------------------------------------------------------------
  Capital stock reacquired                                13,161,166
--------------------------------------------------------------------
  Deferred compensation plan                                  23,406
--------------------------------------------------------------------
  Collateral upon return of securities loaned             21,987,302
--------------------------------------------------------------------
Accrued distribution fees                                    264,312
--------------------------------------------------------------------
Accrued directors' fees                                        1,358
--------------------------------------------------------------------
Accrued transfer agent fees                                  173,183
--------------------------------------------------------------------
Accrued operating expenses                                   217,453
====================================================================
     Total liabilities                                    38,067,775
====================================================================
Net assets applicable to shares outstanding             $408,587,558
____________________________________________________________________
====================================================================

NET ASSETS:

Class A                                                 $283,812,446
____________________________________________________________________
====================================================================
Class B                                                 $ 97,436,435
____________________________________________________________________
====================================================================
Class C                                                 $ 27,323,263
____________________________________________________________________
====================================================================
Class R                                                 $     15,414
____________________________________________________________________
====================================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                             240,000,000
--------------------------------------------------------------------
  Outstanding                                             18,194,353
____________________________________________________________________
====================================================================
Class B:
  Authorized                                             240,000,000
--------------------------------------------------------------------
  Outstanding                                              6,462,631
____________________________________________________________________
====================================================================
Class C:
  Authorized                                             240,000,000
--------------------------------------------------------------------
  Outstanding                                              1,810,943
____________________________________________________________________
====================================================================
Class R:
  Authorized                                             240,000,000
--------------------------------------------------------------------
  Outstanding                                                    989
____________________________________________________________________
====================================================================
Class A:
  Net asset value per share                             $      15.60
--------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $15.60 divided by 94.50%)      $      16.51
____________________________________________________________________
====================================================================
Class B:
  Net asset value and offering price per share          $      15.08
____________________________________________________________________
====================================================================
Class C:
  Net asset value and offering price per share          $      15.09
____________________________________________________________________
====================================================================
Class R:
  Net asset value and offering price per share          $      15.59
____________________________________________________________________
====================================================================


* At October 31, 2002, securities with an aggregate market value of $21,390,185 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $481,545)  $  4,041,077
--------------------------------------------------------------------
Dividends from affiliated money market funds                 263,798
--------------------------------------------------------------------
Interest                                                       6,710
--------------------------------------------------------------------
Security lending income                                      254,742
====================================================================
     Total investment income                               4,566,327
====================================================================

EXPENSES:

Advisory fees                                              2,875,358
--------------------------------------------------------------------
Administrative services fees                                  84,643
--------------------------------------------------------------------
Custodian fees                                               335,937
--------------------------------------------------------------------
Distribution fees -- Class A                                 592,375
--------------------------------------------------------------------
Distribution fees -- Class B                               1,024,083
--------------------------------------------------------------------
Distribution fees -- Class C                                 310,053
--------------------------------------------------------------------
Distribution fees -- Class R                                      28
--------------------------------------------------------------------
Transfer agent fees                                        1,229,230
--------------------------------------------------------------------
Directors' fees                                               10,331
--------------------------------------------------------------------
Other                                                        250,174
====================================================================
     Total expenses                                        6,712,212
====================================================================
Less: Fees waived                                             (2,446)
--------------------------------------------------------------------
    Expenses paid indirectly                                  (4,737)
====================================================================
    Net expenses                                           6,705,029
====================================================================
Net investment income (loss)                              (2,138,702)
====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                  (58,153,881)
--------------------------------------------------------------------
  Foreign currencies                                         119,726
====================================================================
                                                         (58,034,155)
====================================================================
Change in net unrealized appreciation of:
  Investment securities                                   53,930,290
--------------------------------------------------------------------
  Foreign currencies                                          52,551
====================================================================
                                                          53,982,841
====================================================================
Net gain (loss) from investment securities and foreign
  currencies                                              (4,051,314)
====================================================================
Net increase (decrease) in net assets resulting from
  operations                                            $ (6,190,016)
____________________________________________________________________
====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (2,138,702)   $  (2,433,704)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (58,034,155)     (67,894,228)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 53,982,841      (72,085,730)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (6,190,016)    (142,413,662)
============================================================================================
Share transactions-net:
  Class A                                                       125,417,383      (41,056,861)
--------------------------------------------------------------------------------------------
  Class B                                                        (2,223,760)     (12,747,860)
--------------------------------------------------------------------------------------------
  Class C                                                        (4,011,667)      (5,586,293)
--------------------------------------------------------------------------------------------
  Class R                                                            16,969               --
============================================================================================
    Net increase (decrease) in net assets                       113,008,909     (201,804,676)
============================================================================================

NET ASSETS:

  Beginning of year                                             295,578,649      497,383,325
============================================================================================
  End of year                                                 $ 408,587,558    $ 295,578,649
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 543,232,823    $ 362,926,197
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (36,848)         (25,992)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (164,300,493)     (69,526,117)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           29,692,076        2,204,561
============================================================================================
                                                              $ 408,587,558    $ 295,578,649
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Growth Fund, formerly European Development Fund, (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $2,446.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $84,643 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $724,306 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $592,375, $1,024,083, $310,053, and $28, respectively.

  AIM Distributors retained commissions of $49,549 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $12,426, $0, $16,271, and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,504 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,615 and reductions in custodian fees of $122 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,737.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $21,390,185 were on loan to brokers. The loans were secured by cash collateral of $21,987,302 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $254,742 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments          $  28,169,976
-------------------------------------------------------------
Temporary book/tax differences                        (36,848)
-------------------------------------------------------------
Capital loss carryforward                        (162,778,393)
-------------------------------------------------------------
Capital (par value and additional paid-in)        543,232,823
=============================================================
                                                $ 408,587,558
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies of $54,639.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2007                               $  1,620,590
-----------------------------------------------------------
October 31, 2009                                102,524,677
-----------------------------------------------------------
October 31, 2010                                 58,633,126
===========================================================
                                               $162,778,393
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $275,203,068 and $315,111,678, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 43,259,852
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (15,144,515)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 28,115,337
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $385,110,787.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating loss reclassifications, reclassifications from the acquisition of the assets of AIM Euroland Growth Fund and other reclassifications on October 31, 2002, undistributed net investment income was increased by $2,127,846, undistributed net realized gains decreased by $36,740,221 and paid in capital increased by $34,612,375. This reclassification had no effect on the net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      37,223,120*   $ 612,133,364*    27,843,689    $ 529,552,845
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         889,627       14,708,041      1,368,578       27,057,594
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,584,399       41,058,289      2,006,444       38,243,286
--------------------------------------------------------------------------------------------------------------------------
  Class R**                                                           992           17,020             --               --
==========================================================================================================================
Issued in connection with acquisitions:***
  Class A                                                       9,495,949      145,720,423             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         867,993       12,890,199             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         104,957        1,559,763             --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (38,067,728)    (632,436,404)   (29,896,871)    (570,609,706)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,848,424)*    (29,822,000)*   (2,153,110)     (39,805,454)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,905,211)     (46,629,719)    (2,321,360)     (43,829,579)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                              (3)             (51)            --               --
==========================================================================================================================
                                                                8,345,671    $ 119,198,925     (3,152,630)   $ (59,391,014)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Includes automatic conversion of 137,878 shares of Class B shares in the amount of $2,186,186 to 130,942 shares of Class A shares in the amount of $2,186,186.

 ** Class R shares commenced sales on June 3, 2002.

*** As of the close of business on September 20, 2002, the Fund acquired all the net assets of AIM Euroland Growth Fund pursuant to a plan of reorganization approved by AIM Euroland Growth Fund shareholders on September 4, 2002. The acquisition was accomplished by a tax-free exchange of 10,468,899 shares of the Fund for 22,408,695 shares of AIM Euroland Growth Fund outstanding as of the close of business on September 20, 2002. AIM Euroland Growth Fund's net assets at that date of $160,170,385 including ($26,495,326) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $244,433,808.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                              -----------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                                 YEAR ENDED OCTOBER 31,                           COMMENCED) TO
                                              ------------------------------------------------------------         OCTOBER 31,
                                                2002               2001             2000            1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  16.52           $  23.59         $  16.42         $ 12.96           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.07)(a)          (0.06)(a)        (0.21)(a)       (0.11)            (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (0.85)             (7.01)            7.38            3.58              3.04
=================================================================================================================================
    Total from investment operations             (0.92)             (7.07)            7.17            3.47              2.96
=================================================================================================================================
Less dividends from net investment income           --                 --               --           (0.01)               --
=================================================================================================================================
Net asset value, end of period                $  15.60           $  16.52         $  23.59         $ 16.42           $ 12.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                  (5.57)%           (29.97)%          43.67%          26.81%            29.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $283,812           $157,651         $273,605         $99,148           $76,686
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets           1.93%(c)           1.83%            1.69%           1.88%             1.98%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.42)%(c)         (0.32)%          (0.82)%         (0.69)%           (0.58)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             94%                99%             112%            122%               93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $169,250,130.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.
(e)  Annualized.

                                                                                   CLASS B
                                             ------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                               YEAR ENDED OCTOBER 31,                             COMMENCED) TO
                                             -----------------------------------------------------------           OCTOBER 31,
                                              2002               2001             2000            1999                 1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 16.07           $  23.11         $  16.20         $ 12.87             $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.18)(a)          (0.19)(a)        (0.38)(a)       (0.22)              (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   (0.81)             (6.85)            7.29            3.55                3.05
=================================================================================================================================
    Total from investment operations           (0.99)             (7.04)            6.91            3.33                2.87
=================================================================================================================================
Net asset value, end of period               $ 15.08           $  16.07         $  23.11         $ 16.20             $ 12.87
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                (6.16)%           (30.46)%          42.65%          25.87%              28.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $97,436           $105,324         $169,614         $67,074             $50,121
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets         2.58%(c)           2.50%            2.39%           2.63%               2.72%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (1.07)%(c)         (0.98)%          (1.52)%         (1.44)%             (1.32)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                           94%                99%             112%            122%                 93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $102,408,283.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.

                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                                  YEAR ENDED OCTOBER 31,                          COMMENCED) TO
                                                 ---------------------------------------------------------         OCTOBER 31,
                                                  2002              2001            2000            1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 16.09           $ 23.13         $ 16.21         $ 12.88            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.18)(a)         (0.19)(a)       (0.38)(a)       (0.23)            (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (0.82)            (6.85)           7.30            3.56              3.06
=================================================================================================================================
    Total from investment operations               (1.00)            (7.04)           6.92            3.33              2.88
=================================================================================================================================
Net asset value, end of period                   $ 15.09           $ 16.09         $ 23.13         $ 16.21            $12.88
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    (6.22)%          (30.44)%         42.69%          25.85%            28.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $27,323           $32,604         $54,164         $11,938            $9,639
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets             2.58%(c)          2.50%           2.39%           2.63%             2.72%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (1.07)%(c)        (0.98)%         (1.52)%         (1.44)%           (1.32)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               94%               99%            112%            122%               93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $31,005,315.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 18.35
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.72)
===========================================================================
    Total from investment operations                               (2.76)
===========================================================================
Net asset value, end of period                                   $ 15.59
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (15.04)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    15
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                             2.08%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (0.57)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               94%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $13,328.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM European Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM European Growth Fund (formerly European Development Fund) (one of the funds constituting the AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report dated December 6, 2000, expressed an unqualified opinion on financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

Directors and Officers

As of December 31, 2001

The address of each director and officer of AIM International Funds, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the          Director and/      Principal Occupation(s)                   Other Directorship(s)
Company                            or Officer Since   During Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1991               Chairman, President and Chief Executive   None
   Director, Chairman and                             Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Directors
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Director                                           McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1992               Chairman, Crockett Technology             ACE Limited (insurance
   Director                                           Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Director                                           (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Director                                           Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Director                                           Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Director                                           Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Director                                           of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1991               Partner, law firm of Pennock & Cooper     None
   Director
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Director
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1991               Executive Vice President, Development     None
   Director                                           and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

As of December 31, 2001


The address of each director and officer of AIM International Funds, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the          Director and/      Principal Occupation(s)                   Other Directorship(s)
Company                            or Officer Since   During Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1991               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1991               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994               Senior Vice President, A I M Capital      N/A
   Vice President                                     Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1991               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Company includes additional information about the Fund's Directors and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE DIRECTORS        TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

================================================================================================================================

                                                                                                    FIXED INCOME

      DOMESTIC EQUITY                          INTERNATIONAL/GLOBAL EQUITY                              TAXABLE

      MORE AGGRESSIVE                                  MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM Emerging Growth Fund                  AIM Developing Markets Fund                   AIM High Yield Fund II
AIM Small Cap Growth Fund(1)              AIM European Small Company Fund               AIM High Yield Fund
AIM Aggressive Growth Fund                AIM Asia Pacific Growth Fund(2)               AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)             AIM International Emerging Growth Fund        AIM Income Fund
AIM Mid Cap Growth Fund                   AIM Global Aggressive Growth Fund             AIM Global Income Fund
AIM Libra Fund                            AIM European Growth Fund(2)                   AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund          AIM International Growth Fund(2)              AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)            AIM Global Growth Fund                        AIM Short Term Bond Fund
AIM Constellation Fund                    AIM Worldwide Spectrum Fund                   AIM Floating Rate Fund
AIM Large Cap Growth Fund                 AIM Global Trends Fund                        AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                       AIM International Core Equity Fund(2)         AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                            MORE CONSERVATIVE                              MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                        SECTOR EQUITY                                    TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                          MORE AGGRESSIVE                               MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                        AIM New Technology Fund                       AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund              AIM Global Science and Technology Fund(2)     AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund            AIM Global Energy Fund                        AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                          AIM Global Financial Services Fund            AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                      AIM Global Health Care Fund
AIM Large Cap Basic Value Fund            AIM Global Utilities Fund                                 MORE CONSERVATIVE
AIM Balanced Fund*                        AIM Real Estate Fund
AIM Basic Balanced Fund*
                                                     MORE CONSERVATIVE
        MORE CONSERVATIVE

*Domestic equity and income fund

================================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares opened to new investors on Oct. 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                                EGR-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                             LAND BY JENNIFER WATES

IN THIS AGE OF WORLDWIDE EXCHANGE, AN OCEAN'S DISTANCE BETWEEN CONTINENTS IS NO

LONGER THE BARRIER TO TRADE THAT IT ONCE WAS. TODAY, THE EARTH'S MANY LANDS ARE

    LINKED THROUGH A GLOBAL ECONOMY THAT IS SHAPING THE FUTURE OF THE WORLD'S

PEOPLE. THE PAINTING ON THE COVER OF THIS REPORT, RENDERED IN VIBRANT COLORS AND

          BOLD BRUSH STROKES, PAYS TRIBUTE TO OUR WORLD AND ITS RICHES.

================================================================================

AIM GLOBAL AGGRESSIVE GROWTH FUND SEEKS ABOVE-AVERAGE LONG-TERM CAPITAL GROWTH BY INVESTING IN SMALL- AND MEDIUM-SIZE FOREIGN AND DOMESTIC COMPANIES THAT HAVE DEMONSTRATED SUPERIOR EARNINGS GROWTH.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Aggressive Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declined from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ because of different sales charge structures and class expenses.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in micro, small and mid-size companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Free Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered developing or emerging markets. The "free" index represents actual buyable opportunities for global investors.

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general meaure of the U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                        We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice-it is more important now than ever. A financial professional can help you:

    o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

    o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    AIM Global Aggressive Growth Fund Class A shares returned -12.56% at net asset value for the year ending October 31, 2002. The fund's performance compared favorably to that of its benchmark index, the MSCI All Country (AC) World Free Index, which returned -13.57% for the year. Increased exposure to health care, financials and consumer staples proved helpful.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                       INCREASED EXPOSURE TO HEALTH CARE,

                         FINANCIALS AND CONSUMER STAPLES

                                 PROVED HELPFUL.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

 [GARY T. CRUM PHOTO]

     GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND SLUMPS IN THIRD QUARTER, AS MOST STOCK SECTORS PLUNGE

HOW DID THE FUND PERFORM?

After regaining momentum early in 2002, AIM Global Aggressive Growth Fund faltered as stocks across most sectors plunged during the third quarter of the calendar year.

    AIM Global Aggressive Growth Fund Class A shares returned -12.56% for the fiscal year ending October 31, 2002 at net asset value, not including sales charges. Class B shares returned -12.95% for the fiscal year, and Class C shares returned -13.02%. Despite the slump in the last four months of the reporting period, fund performance compared favorably to that of its benchmark index and other key market indicators.

    The benchmark index, the MSCI All Country (AC) World Free Index, returned -13.57% for the year. Also, the MSCI World Index returned -14.85%, and the S&P 500 showed similar returns of -15.10% for the year.

WHAT WERE MAJOR TRENDS IN U.S. STOCK MARKETS?

Stocks remained in the grip of a protracted bear market for most of the fiscal year. Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, and anemic company earnings weighed heavily on investors' minds for the final months of the reporting period.

    Stocks rebounded during the final weeks of the fiscal year, as several major companies reported better-than-expected earnings, and there were indications the Federal Reserve Board (the Fed) planned to cut the federal funds rate, which stood at 1.75% at fiscal year-end. This was the lowest level since 1961.

WHAT HAPPENED IN GLOBAL MARKETS DURING THE PERIOD?

Global markets were sharply lower over the last few months of the annual reporting period. European markets were particularly hard hit, as weak economic data and disappointing corporate financial results dragged down stocks.

    Japanese markets were also lower, but outperformed both U.S. and European markets. Strong export results, coupled with positive government policy decisions, combined to soften losses in Japan.

    The fund found support from positive global trends. For example, growth funds outperformed value funds, while small-cap stocks' performance was superior to that of large-cap stocks.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

Several traditionally defensive stocks bolstered the fund's returns over the reporting period. These stocks have managed to continue to deliver positive growth numbers despite the difficult global environment. Over the last several months the fund's increased exposure to health care, financials, and consumer-staples proved helpful.

    In contrast, we decreased our exposure to information technology because of better opportunities in other sectors. Most of our technology exposure is in Asia, yet we decreased our exposure to Asia during the third quarter downturn. Heretofore, Asia had been the best performing region of the world over the fiscal year.

    Much of the fund's investments are in Europe and the United States. These two regions were the best performing for the fund, even though absolute performance was poor for both regions.

PORTFOLIO COMPOSITION

As of 10/31/02, based on total net assets

==========================================================================================================================
TOP COUNTRIES             TOP 10 HOLDINGS                                      TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------------------------

     [PIE CHART]

AUSTRALIA          2%     1. Anglo Irish Bank Corp. PLC (Ireland)      3.4%    1. Banks                               8.8%

MEXICO             3%     2. Grupo Ferrovial, S.A. (Spain)             2.4     2. Construction & Engineering          5.3

SOUTH KOREA        3%     3. Banco Popolare Di Verona                          3. Pharmaceuticals                     4.7
                             e Novara Scrl (Italy)                     2.1
GERMANY            3%                                                          4. Diversified Financial Services      4.5
                          4. Willis Group Holdings Ltd. (Bermuda)      1.9
JAPAN              3%                                                          5. Electronic Equipment & Instruments  4.1
                          5. Grupo Dragados, S.A. (Spain)              1.6
ITALY              3%                                                          6. Oil & Gas Drilling                  3.8
                          6. Industria de Diseno Textil, S.A. (Spain)  1.5
IRELAND            6%                                                          7. Data Processing Services            3.3
                          7. Patterson-UTI Energy, Inc.                1.5
SPAIN              7%                                                          8. Restaurants                         3.1
                          8. Man Group PLC (United Kingdom)            1.5
UNITED KINGDOM    11%                                                          9. Apparel Retail                      3.0
                          9. William Morrison Supermarkets PLC
U.S.A.            41%        (United Kingdom)                          1.4    10. Health Care Equipment               3.0

OTHERS            18%    10. CDW Computer Centers Inc.                 1.3

                                                                                                         Source: Goes here

The fund's holdings are subject to change, and there is no assurance the fund will continue to hold any particular security.
==========================================================================================================================

CAN YOU DISCUSS A FEW STOCK HOLDINGS?

  o Morrison Supermarkets operates more than 110 supermarkets in England that offer a variety of food and nonfood items (including cars), most notably through its Market Street specialty departments. About 90 of the stores have gas stations. The company continues to post strong earnings, and is benefiting from an increasing proportion of private label products.

  o Willis Group of Bermuda is one of the world's largest insurance brokers, specializing in reducing risk for entities in aerospace, construction, energy, health care, marine, plus mergers and acquisitions. The fund has benefited as the firm profits from increases in insurance rates without corresponding liability exposure.

  o NH Hoteles is becoming one of Europe's leading hotel operators, with a collection of more than 230 hotels. Most of its properties are in Europe, but the company also has made inroads into Africa and Latin America. However, the Spanish company has been hurt by the drop in global hotel business following the terror attacks against the U.S. last year.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?

Economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated the U.S. gross domestic product (GDP) grew at an annualized rate of 4.0% in the third quarter of 2002 compared to 1.3% in the second quarter of the year. Healthy consumer spending, which accounts for about two-thirds of economic activity, accounted for much of the third-quarter economic expansion. However, a weak U.S. job market threatened consumer spending, as companies were reluctant to hire new employees amid concerns about the strength of the economy.

    Meanwhile, Germany's economy dropped in the third quarter, while the Japanese economy finally began to strengthen when exports resumed growth. The other European markets also strengthened and we increased our exposure there.

    In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive than in recent years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, continued threats of terror attacks, and the prospect of war with Iraq.

    But fund managers are cautiously optimistic. Despite the many negative data points pressuring stocks, most of these have already been priced into the markets. Also, mid- and small-cap stocks continue to look attractive in this environment, and continue to perform well.

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

9/30/52    24   3/31/61     65     9/30/69      93       3/31/78     89        9/30/86    231        3/31/95      500
12/31/52   26   6/30/61     64     12/31/69     92       6/30/78     95        12/31/86   242        6/30/95      544
3/31/53    25   9/29/61     66     3/31/70      89       9/29/78    102        3/31/87    291        9/29/95      584
6/30/53    24   12/29/61    71     6/30/70      72       12/29/78    96        6/30/87    304        12/29/95     615
9/30/53    23   3/30/62     69     9/30/70      84       3/30/79    101        9/30/87    321        3/29/96      645
12/31/53   24   6/29/62     54     12/31/70     92       6/29/79    102        12/31/87   247        6/28/96      670
3/31/54    26   9/28/62     56     3/31/71     100       9/28/79    109        3/31/88    258        9/30/96      687
6/30/54    29   12/31/62    63     6/30/71      99       12/31/79   107        6/30/88    273        12/31/96     740
9/30/54    32   3/29/63     66     9/30/71      98       3/31/80    102        9/30/88    271        3/31/97      757
12/31/54   35   6/28/63     69     12/31/71    102       6/30/80    114        12/30/88   277        6/30/97      885
3/31/55    36   9/30/63     71     3/31/72     107       9/30/80    125        3/31/89    294        9/30/97      947
6/30/55    41   12/31/63    75     6/30/72     107       12/31/80   135        6/30/89    317        12/31/97     970
9/30/55    43   3/31/64     78     9/29/72     110       3/31/81    136        9/29/89    349        3/31/98     1101
12/30/55   45   6/30/64     81     12/29/72    118       6/30/81    131        12/29/89   353        6/30/98     1133
3/30/56    48   9/30/64     84     3/30/73     111       9/30/81    116        3/30/90    339        9/30/98     1017
6/29/56    46   12/31/64    84     6/29/73     104       12/31/81   122        6/29/90    358        12/31/98    1229
9/28/56    45   3/31/65     86     9/28/73     108       3/31/82    111        9/28/90    306        3/31/99     1286
12/31/56   46   6/30/65     84     12/31/73     97       6/30/82    109        12/31/90   330        6/30/99     1372
3/29/57    44   9/30/65     89     3/29/74      93       9/30/82    120        3/29/91    375        9/30/99     1282
6/28/57    47   12/31/65    92     6/28/74      86       12/31/82   140        6/28/91    371        12/31/99    1469
9/30/57    42   3/31/66     89     9/30/74      63       3/31/83    152        9/30/91    387        3/31/00     1498
12/31/57   39   6/30/66     84     12/31/74     68       6/30/83    168        12/31/91   417        6/30/00     1454
3/31/58    42   9/30/66     76     3/31/75      83       9/30/83    166        3/31/92    403        9/29/00     1436
6/30/58    45   12/30/66    80     6/30/75      95       12/30/83   164        6/30/92    408        12/29/00    1320
9/30/58    50   3/31/67     90     9/30/75      83       3/30/84    159        9/30/92    417        3/30/01     1160
12/31/58   55   6/30/67     90     12/31/75     90       6/29/84    153        12/31/92   435        6/29/01     1224
3/31/59    55   9/29/67     96     3/31/76     102       9/28/84    166        3/31/93    451        9/28/01     1040
6/30/59    58   12/29/67    96     6/30/76     104       12/31/84   167        6/30/93    450        12/31/01    1148
9/30/59    56   3/29/68     90     9/30/76     105       3/29/85    180        9/30/93    458        3/29/02     1147
12/31/59   59   6/28/68     99     12/31/76    107       6/28/85    191        12/31/93   466        6/28/02      989
3/31/60    55   9/30/68    102     3/31/77      98       9/30/85    182        3/31/94    445        9/30/02      815
6/30/60    56   12/31/68   103     6/30/77     100       12/31/85   211        6/30/94    444
9/30/60    53   3/31/69    101     9/30/77      96       3/31/86    238        9/30/94    462
12/30/60   58   6/30/69     97     12/30/77     95       6/30/86    250        12/30/94   459

                                                                                                 Source: Bloomberg LP

=====================================================================================================================

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                          ROBERT M. KIPPES, CO-MANAGER

                          JASON T. HOLZER, CO-MANAGER

                          BARRETT K. SIDES, CO-MANAGER

                        ASSISTED BY THE MID CAP GROWTH,

                      ASIA PACIFIC AND EUROPE/CANADA TEAMS

                          See important fund and index
                        disclosures inside front cover.

                                   [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
9/15/94-10/31/02

                                [MOUNTAIN CHART]

                 AIM GLOBAL        AIM GLOBAL
                 AGGRESSIVE        AGGRESSIVE
                   GROWTH            GROWTH
                 FUND CLASS         FUND CLASS      MSCI AC WORLD
DATE              A SHARES          B SHARES          FREE INDEX

09/15/94           9525              10000              10000
10/94              9735              10210              10015
1/95               9258               9710               9418
4/95              10305              10789              10317
7/95              12514              13079              10938
10/95             12467              13020              10809
1/96              12856              13407              11742
4/96              14700              15304              12265
7/96              14012              14571              11883
10/96             15062              15635              12523
1/97              16019              16609              13220
4/97              14833              15363              13553
7/97              17911              18515              15780
10/97             16516              17059              14535
1/98              15837              16336              15279
4/98              18722              19286              17182
7/98              17785              18292              17164
10/98             15166              15574              16427
1/99              17353              17791              18605
4/99              17431              17852              19773
7/99              18624              19045              19942
10/99             20975              21424              20700
1/00              29482              30065              21876
4/00              29824              30374              22342
7/00              28493              28985              21837
10/00             26064              26474              20863
1/01              24040              24386              20402
4/01              19733              20002              18698
7/01              18516              18738              17641
10/01             15933              16102              15617
1/02              16491              16640              16264
4/02              16882              17016              16323
7/02              14596              14688              14043
10/02             13937              14010              13499

                                          Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================



The chart compares AIM Global Aggressive Growth Fund Class A Shares and Class B shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the index over the period 9/15/94-10/31/02. Please note: Index performance is for the period 8/31/94-10/31/02. It is important to understand the difference between your fund and an index. Market indexes, such as the MSCI AC World Free Index, are not managed and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

    Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, see the inside front cover.

    Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

    This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.


FUND RETURNS

as of 10/31/02

================================================================================

FUND VS. INDEX            CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURNS

9/15/94-10/31/02, excluding sales charge



                                   [BAR CHART]

AIM GLOBAL AGGRESSIVE GROWTH FUND
CLASS A SHARES                     4.80%

MSCI AC WORLD
FREE INDEX                         3.74%

*Index performance is for the period 8/31/94-10/31/02.

================================================================================

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges


CLASS A SHARES
 Inception (9/15/94)      4.17%
  5 Years                -4.27
  1 Year                -16.73

CLASS B SHARES
 Inception (9/15/94)      4.24%
  5 Years                -4.15
  1 Year                -17.30

CLASS C SHARES
 Inception (8/4/97)      -5.12%
  5 Years                -3.86
  1 Year                -13.89

Performance of the fund's Class A, B, and C shares will differ because of different sales charge structures and class expenses.

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of September 30, 2002, the most recent calendar quarter-end, which were: Class A Shares, inception (9/15/94), 3.91%, five years, -6.61%, one year, -14.83%. Class B Shares, inception (9/15/94), 3.97%, five years, -6.49% one year, -15.47%. Class C Shares, inception (8/4/97), -5.63%, five years, -6.19%, one year, -11.90%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================
                                        6

FINANCIALS

Schedule of Investments

October 31, 2002


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-32.29%

Aerospace & Defense-0.56%

Alliant Techsystems Inc.(a)                        75,600   $  4,547,340
========================================================================

Air Freight & Logistics-0.46%

Expeditors International of Washington, Inc.      119,400      3,762,294
========================================================================

Apparel Retail-0.96%

Pacific Sunwear of California, Inc.(a)            207,900      4,858,623
------------------------------------------------------------------------
Too Inc.(a)                                       117,800      2,980,340
========================================================================
                                                               7,838,963
========================================================================

Application Software-1.43%

Activision, Inc.(a)                                84,000      1,722,000
------------------------------------------------------------------------
Intuit Inc.(a)                                    132,000      6,853,440
------------------------------------------------------------------------
National Instruments Corp.(a)                     107,000      3,069,830
========================================================================
                                                              11,645,270
========================================================================

Auto Parts & Equipment-1.00%

Gentex Corp.(a)                                   275,000      8,107,000
========================================================================

Banks-0.28%

Southwest Bancorp. of Texas, Inc.(a)               81,500      2,302,375
========================================================================

Broadcasting & Cable TV-0.78%

Hispanic Broadcasting Corp.(a)                    293,200      6,303,800
========================================================================

Computer & Electronics Retail-1.34%

CDW Computer Centers, Inc.(a)                     205,100     10,874,402
========================================================================

Construction & Engineering-0.80%

Jacobs Engineering Group Inc.(a)                  214,600      6,500,234
========================================================================

Data Processing Services-2.51%

Concord EFS, Inc.(a)                              233,714      3,337,436
------------------------------------------------------------------------
DST Systems, Inc.(a)                               40,500      1,245,375
------------------------------------------------------------------------
Fiserv, Inc.(a)                                   141,500      4,420,460
------------------------------------------------------------------------
Iron Mountain Inc.(a)                             225,000      6,347,250
------------------------------------------------------------------------
Paychex, Inc.                                     173,900      5,011,798
========================================================================
                                                              20,362,319
========================================================================

Diversified Commercial Services-0.55%

Apollo Group, Inc.-Class A(a)                      51,950      2,155,925
------------------------------------------------------------------------
H&R Block, Inc.                                    52,800      2,343,264
========================================================================
                                                               4,499,189
========================================================================

Diversified Financial Services-1.78%

Investors Financial Services Corp.                226,600      6,949,822
------------------------------------------------------------------------
Legg Mason, Inc.                                  106,100      4,929,406
------------------------------------------------------------------------
Moody's Corp.                                      28,200      1,328,220
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Diversified Financial Services-(Continued)

SEI Investments Co.                                47,000   $  1,254,430
========================================================================
                                                              14,461,878
========================================================================

Employment Services-0.70%

Robert Half International Inc.(a)                 342,200      5,714,740
========================================================================

General Merchandise Stores-0.49%

Dollar Tree Stores, Inc.(a)                       150,000      3,943,500
========================================================================

Health Care Distributors & Services-2.79%

AmerisourceBergen Corp.                           125,000      8,893,750
------------------------------------------------------------------------
Express Scripts, Inc.(a)                          179,100      9,703,638
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                          119,700      4,078,179
========================================================================
                                                              22,675,567
========================================================================

Health Care Equipment-1.75%

Fisher Scientific International Inc.(a)           254,100      7,267,260
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   144,400      6,962,968
========================================================================
                                                              14,230,228
========================================================================

Health Care Facilities-1.41%

Community Health Systems Inc.(a)                  118,200      2,777,700
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A        452,500      8,651,800
========================================================================
                                                              11,429,500
========================================================================

Industrial Machinery-0.38%

Danaher Corp.                                      52,700      3,048,695
========================================================================

IT Consulting & Services-1.56%

Affiliated Computer Services, Inc.-Class A(a)     184,700      8,505,435
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      189,300      4,196,781
========================================================================
                                                              12,702,216
========================================================================

Managed Health Care-0.80%

First Health Group Corp.(a)                       250,100      6,497,598
========================================================================

Multi-Line Insurance-0.68%

HCC Insurance Holdings, Inc.                      225,000      5,519,250
========================================================================

Oil & Gas Drilling-3.20%

National-Oilwell, Inc.(a)                         424,200      8,844,570
------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                     414,400     11,984,448
------------------------------------------------------------------------
Pride International, Inc.(a)                      147,700      2,050,076
------------------------------------------------------------------------
Varco International, Inc.(a)                      189,000      3,107,160
========================================================================
                                                              25,986,254
========================================================================

Pharmaceuticals-0.90%

Medicis Pharmaceutical Corp.-Class A(a)           160,100      7,348,590
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Restaurants-1.33%

CEC Entertainment Inc.(a)                         201,100   $  5,590,580
------------------------------------------------------------------------
Starbucks Corp.(a)                                219,500      5,213,125
========================================================================
                                                              10,803,705
========================================================================

Semiconductors-1.18%

Linear Technology Corp.                            73,600      2,034,304
------------------------------------------------------------------------
Microchip Technology Inc.                         218,650      5,335,060
------------------------------------------------------------------------
QLogic Corp.(a)                                    64,400      2,238,544
========================================================================
                                                               9,607,908
========================================================================

Specialty Stores-1.50%

Bed Bath and Beyond, Inc.(a)                      142,500      5,053,050
------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          298,500      7,104,300
========================================================================
                                                              12,157,350
========================================================================

Telecommunications Equipment-0.37%

UTStarcom, Inc.(a)                                174,700      2,983,876
========================================================================

Trading Companies & Distributors-0.80%

Fastenal Co.                                      191,400      6,498,030
========================================================================
    Total Domestic Common Stocks (Cost
      $257,900,102)                                          262,352,071
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-59.20%

Australia-1.96%

Boral Ltd. (Construction Materials)             1,628,800      3,769,274
------------------------------------------------------------------------
Cochlear Ltd. (Health Care Equipment)             135,600      2,537,471
------------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                    1,177,300      4,050,724
------------------------------------------------------------------------
Wesfarmers Ltd. (Industrial Conglomerates)        378,900      5,540,629
========================================================================
                                                              15,898,098
========================================================================

Austria-0.65%

Erste Bank der Oesterreichischen Sparhassen
  A.G. (Banks)                                     90,400      5,294,409
========================================================================

Belgium-0.67%

Omega Pharma S.A. (Health Care Supplies)          130,300      5,481,265
========================================================================

Bermuda-1.92%

Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                     508,600     15,563,160
========================================================================

Canada-1.12%

Onex Corp. (Electronic Equipment &
  Instruments)                                    872,700      9,129,716
========================================================================

Cayman Islands-0.26%

ACE Ltd. (Property & Casualty Insurance)           70,100      2,155,575
========================================================================

Denmark-1.69%

Carlsbreg A.S.-Class B (Brewers)                   59,500      2,790,580
------------------------------------------------------------------------
Coloplast A.S.-Class B (Health Care Supplies)     111,000      7,912,461
------------------------------------------------------------------------
H. Lundbeck A.S. (Pharmaceuticals)                110,600      3,035,688
========================================================================
                                                              13,738,729
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


Finland-0.28%

Instrumentarium Corp. (Health Care Equipment)      91,400   $  2,261,693
========================================================================

France-1.83%

Autoroutes du Sud de la France (Highway &
  Railtracks)(a)                                  207,200      5,166,130
------------------------------------------------------------------------
CNP Assurances (Life & Health Insurance)          144,600      5,131,034
------------------------------------------------------------------------
SEB S.A. (Household Appliances)                    54,900      4,564,561
========================================================================
                                                              14,861,725
========================================================================

Germany-3.00%

Adidas-Salomon A.G. (Apparel & Accessories)       114,180      8,704,443
------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)                 403,840      5,783,961
------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       17,800      8,536,134
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)          21,275      1,379,299
========================================================================
                                                              24,403,837
========================================================================

Greece-0.39%

Cosmote Mobile Communications, S.A. (Wireless
  Telecomunication Services)                      377,600      3,154,437
========================================================================

Hong Kong-1.56%

Cathay Pacific Airways Ltd. (Airlines)          3,648,000      5,121,658
------------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)           2,682,000      4,504,760
------------------------------------------------------------------------
Li & Fung Ltd. (Distributors)                   3,090,000      3,070,448
========================================================================
                                                              12,696,866
========================================================================

India-1.30%

Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)                               274,400      3,978,800
------------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)       611,200      6,598,785
========================================================================
                                                              10,577,585
========================================================================

Ireland-5.53%

Anglo Irish Bank Corp. PLC (Banks)              4,112,100     27,473,557
------------------------------------------------------------------------
Irish Life & Permanent PLC (Life & Health
  Insurance)                                      405,000      4,810,428
------------------------------------------------------------------------
Kerry Group PLC-Class A (Packaged Foods &
  Meats)                                          328,200      4,255,566
------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            225,800      8,402,018
========================================================================
                                                              44,941,569
========================================================================

Israel-0.90%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                            209,460      7,278,735
========================================================================

Italy-2.65%

Banco Popolare di Verona e Novara Scrl
  (Banks)                                       1,395,600     16,714,515
------------------------------------------------------------------------
Saipem S.p.A (Oil & Gas Drilling)                 888,000      4,799,026
========================================================================
                                                              21,513,541
========================================================================

Japan-2.76%

C & S Co., Ltd. (Food Retail)                     377,500      5,535,516
------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)(a)               42,000      1,663,129
------------------------------------------------------------------------
Hokuto Corp. (Agricultural Products)                   50            867
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Japan-(Continued)

Nidec Corp. (Electronic Equipment &
  Instruments)                                    112,000   $  6,803,396
------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        367,100      8,392,227
========================================================================
                                                              22,395,135
========================================================================

Mexico-3.20%

Alfa S.A.-Class A (Industrial Conglomerates)    1,970,100      3,235,530
------------------------------------------------------------------------
America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           237,600      3,193,344
------------------------------------------------------------------------
Cemex S.A. de C.V.-ADR Wts., expiring
  12/21/04 (Construction Materials)(a)             16,212         28,750
------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft
  Drinks)                                         129,900      2,712,312
------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(a)                            9,872,200      7,743,661
------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)         102,100      3,114,050
------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                  2,792,100      5,981,702
========================================================================
                                                              26,009,349
========================================================================

Netherlands-0.64%

Van der Moolen Holding N.V. (Diversified
  Financial Services)                             234,500      5,234,038
========================================================================

Norway-1.23%

Tandberg A.S.A. (Electronic Equipment &
  Instruments)                                    792,400      8,580,718
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)                        218,450      1,439,897
========================================================================
                                                              10,020,615
========================================================================

Philippines-0.35%

SM Prime Holdings, Inc. (Real Estate
  Management & Development)                    28,033,600      2,849,533
========================================================================

Russia-0.97%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(a)                                    278,290      7,847,778
========================================================================

South Korea-3.18%

Kookmin Bank (Banks)                              240,480      7,976,706
------------------------------------------------------------------------
LG Chem Ltd. (Commodity Chemicals)                158,000      4,698,693
------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                         31,200      8,794,118
------------------------------------------------------------------------
Samsung Fire & Marine Insurance Co. Ltd.
  (Property & Casualty Insurance)(a)               72,600      4,389,216
========================================================================
                                                              25,858,733
========================================================================

Spain-6.96%

Amadeus Global Travel Distribution S.A.-Class
  A (Data Processing Services)                  1,268,200      6,251,216
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Spain-(Continued)

Corporacion Mapfre S.A. (Multi-line
  Insurance)                                      103,450   $    699,357
------------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                    890,300     12,874,609
------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                    827,200     19,240,920
------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 05/22/01-09/21/01; Cost
  $7,577,674)(b)                                  537,600     12,079,044
------------------------------------------------------------------------
NH Hoteles, S.A. (Hotels, Resorts & Cruise
  Lines)                                          651,100      5,445,677
========================================================================
                                                              56,590,823
========================================================================

Sweden-0.87%

Swedish Match A.B. (Tobacco)                      975,100      7,033,585
========================================================================

Switzerland-1.18%

Centerpulse A.G. (Health Care Equipment)(a)        17,290      2,797,583
------------------------------------------------------------------------
Geberit International A.G. (Building
  Products)                                        16,030      4,433,183
------------------------------------------------------------------------
Nobel Biocare Holding A.G. (Heath Care
  Equipment)(a)                                    42,200      2,345,555
========================================================================
                                                               9,576,321
========================================================================

Taiwan-1.39%

Compal Electronics Inc. (Computer Hardware)     3,998,400      4,447,788
------------------------------------------------------------------------
Quanta Computer Inc. (Computer Hardware)          464,700        944,131
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           4,390,351      5,883,323
========================================================================
                                                              11,275,242
========================================================================

United Kingdom-10.76%

Balfour Beatty PLC (Construction &
  Engineering)                                  1,749,100      4,256,838
------------------------------------------------------------------------
Bunzl PLC (Diversified Commercial Services)       967,800      6,891,902
------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                    298,775      1,433,233
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)               1,004,400      9,093,942
------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              949,410      5,839,672
------------------------------------------------------------------------
ICAP PLC (Diversified Financial Services)         383,450      5,416,242
------------------------------------------------------------------------
Luminar PLC (Restaurants)                         144,375      1,556,309
------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                       790,400     11,776,764
------------------------------------------------------------------------
MFI Furniture Group PLC (Home Furnishings)      2,360,700      4,840,098
------------------------------------------------------------------------
Northern Rock PLC (Banks)                         400,900      4,235,278
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            471,800      3,802,833
------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         494,375      2,940,236
------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)      592,940     10,658,199
------------------------------------------------------------------------
Wetherspoon (J.D.) PLC (Restaurants)              805,900      3,613,665
------------------------------------------------------------------------
William Morrison Supermarkets PLC (Food
  Retail)                                       3,361,100     11,060,112
========================================================================
                                                              87,415,323
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $455,424,251)                          481,057,415
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-7.28%

STIC Liquid Assets Portfolio(c)                29,569,879   $ 29,569,879
------------------------------------------------------------------------
STIC Prime Portfolio(c)                        29,569,879     29,569,879
========================================================================
    Total Money Market Funds (Cost
      $59,139,758)                                            59,139,758
========================================================================
TOTAL INVESTMENTS-98.77% (Cost $772,464,111)                 802,549,244
========================================================================
OTHER ASSETS LESS LIABILITIES-1.23%                           10,011,501
========================================================================
NET ASSETS-100.00%                                          $812,560,745
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 1.49% of the Fund's net assets. The Fund has no rights to demand registration of these securities. This security is considered to be liquid under procedures established by the Board of Directors.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $772,464,111)*                                 $802,549,244
-------------------------------------------------------------
Foreign currencies, at value (cost $18,987,286)    18,627,080
-------------------------------------------------------------
Receivables for:
  Investments sold                                  4,921,656
-------------------------------------------------------------
  Capital stock sold                                3,766,317
-------------------------------------------------------------
  Dividends                                           689,200
-------------------------------------------------------------
Investment for deferred compensation plan              50,565
-------------------------------------------------------------
Collateral for securities loaned                  131,795,303
-------------------------------------------------------------
Other assets                                           28,798
=============================================================
     Total assets                                 962,428,163
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            10,728,331
-------------------------------------------------------------
  Capital stock reacquired                          5,709,628
-------------------------------------------------------------
  Deferred compensation plan                           50,565
-------------------------------------------------------------
  Collateral upon return of securities loaned     131,795,303
-------------------------------------------------------------
Accrued distribution fees                             620,936
-------------------------------------------------------------
Accrued directors' fees                                 1,011
-------------------------------------------------------------
Accrued transfer agent fees                           606,013
-------------------------------------------------------------
Accrued operating expenses                            355,631
=============================================================
     Total liabilities                            149,867,418
=============================================================
Net assets applicable to shares outstanding      $812,560,745
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $405,360,232
_____________________________________________________________
=============================================================
Class B                                          $388,101,340
_____________________________________________________________
=============================================================
Class C                                          $ 19,099,173
_____________________________________________________________
=============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      36,841,543
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      37,252,207
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       1,832,376
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $      11.00
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.00 divided by
       95.25%)                                   $      11.55
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $      10.42
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $      10.42
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $127,937,202 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $907,685)                                     $   6,458,587
-------------------------------------------------------------
Dividends from affiliated money market funds        1,037,108
-------------------------------------------------------------
Interest                                               36,672
-------------------------------------------------------------
Security lending income                               999,444
=============================================================
     Total investment income                        8,531,811
=============================================================

EXPENSES:

Advisory fees                                       9,453,521
-------------------------------------------------------------
Administrative services fees                          187,715
-------------------------------------------------------------
Custodian fees                                        903,679
-------------------------------------------------------------
Distribution fees -- Class A                        2,560,841
-------------------------------------------------------------
Distribution fees -- Class B                        5,161,757
-------------------------------------------------------------
Distribution fees -- Class C                          250,116
-------------------------------------------------------------
Transfer agent fees                                 4,875,322
-------------------------------------------------------------
Directors' fees                                        13,547
-------------------------------------------------------------
Other                                                 466,243
=============================================================
     Total expenses                                23,872,741
=============================================================
Less: Fees waived                                     (11,539)
-------------------------------------------------------------
    Expenses paid indirectly                          (17,932)
=============================================================
    Net expenses                                   23,843,270
=============================================================
Net investment income (loss)                      (15,311,459)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (155,395,196)
-------------------------------------------------------------
  Foreign currencies                                  (15,762)
=============================================================
                                                 (155,410,958)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            54,444,047
-------------------------------------------------------------
  Foreign currencies                                 (319,613)
=============================================================
                                                   54,124,434
=============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (101,286,524)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(116,597,983)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002             2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (15,311,459)  $   (16,760,009)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (155,410,958)     (142,598,297)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  54,124,434      (692,158,882)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (116,597,983)     (851,517,188)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --      (201,308,981)
----------------------------------------------------------------------------------------------
  Class B                                                                 --      (218,184,705)
----------------------------------------------------------------------------------------------
  Class C                                                                 --        (9,633,290)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (104,866,509)       64,597,208
----------------------------------------------------------------------------------------------
  Class B                                                       (135,727,235)       71,798,372
----------------------------------------------------------------------------------------------
  Class C                                                         (6,268,941)        6,642,905
==============================================================================================
    Net increase (decrease) in net assets                       (363,460,668)   (1,137,605,679)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,176,021,413     2,313,627,092
==============================================================================================
  End of year                                                 $  812,560,745   $ 1,176,021,413
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,081,990,195   $ 1,344,175,481
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (128,848)         (124,227)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (299,000,830)     (143,605,635)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             29,700,228       (24,424,206)
==============================================================================================
                                                              $  812,560,745   $ 1,176,021,413
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is above-average long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $11,539.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $187,715 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $2,802,926 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $2,560,841, $5,161,757 and $250,116, respectively.

  AIM Distributors retained commissions of $105,421 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $35,206, $436 and $3,047 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $7,616 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $17,008 and reductions in custodian fees of $924 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $17,932.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $127,937,202 were on loan to brokers. The loans were secured by cash collateral of $131,795,303 received by the Fund and invested in affiliated money market funds as follows:
$65,897,652 in STIC Liquid Assets Portfolio and $65,897,651 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $999,444 for securities lending.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from long-term
  capital gain                         $     --    $429,126,976
_______________________________________________________________
===============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments         $   26,127,307
-------------------------------------------------------------
Temporary book/tax differences                       (128,848)
-------------------------------------------------------------
Capital loss carryforward                        (295,427,909)
-------------------------------------------------------------
Capital (par value and additional paid-in)      1,081,990,195
=============================================================
                                               $  812,560,745
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of ($384,904).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $138,223,796
-----------------------------------------------------------
October 31, 2010                                157,204,113
===========================================================
                                               $295,427,909
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $716,467,565 and $921,651,223, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 98,696,668
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (72,184,457)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 26,512,211
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $776,037,033.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications on October 31, 2002, paid in capital was decreased by $15,322,601, undistributed net investment income was increased by $15,306,838 and undistributed net realized gains was increased by $15,763. This reclassification had no effect on net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      60,935,660*   $ 754,682,835*    39,018,701    $ 612,509,848
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,348,844       16,159,835      2,311,795       37,138,541
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,454,890       17,014,301      1,060,678       16,872,704
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --     10,348,387      190,616,587
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --     11,471,372      202,004,337
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        509,053        8,969,519
==========================================================================================================================
Reacquired:
  Class A                                                     (68,922,876)    (859,549,344)   (47,208,581)    (738,529,227)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (12,885,776)*   (151,887,070)*  (11,394,193)    (167,344,506)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,982,324)     (23,283,242)    (1,247,194)     (19,199,318)
==========================================================================================================================
                                                              (20,051,582)   $(246,862,685)     4,870,018    $ 143,038,485
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Includes automatic conversion of 281,263 shares of Class B shares in the amount of $3,136,806 to 265,149 shares of Class A shares in the amount of $3,136,806.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   CLASS A
                                                    ----------------------------------------------------------------------

                                                                            YEAR ENDED OCTOBER 31,
                                                    ----------------------------------------------------------------------
                                                      2002           2001            2000            1999           1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  12.58       $  25.87       $    21.95       $  15.87       $  17.28
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.15)(a)      (0.13)           (0.28)(a)      (0.17)(a)      (0.10)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (1.43)         (8.42)            5.56           6.25          (1.31)
==========================================================================================================================
    Total from investment operations                   (1.58)         (8.55)            5.28           6.08          (1.41)
==========================================================================================================================
Less distributions from net realized gains                --          (4.74)           (1.36)            --             --
==========================================================================================================================
Net asset value, end of period                      $  11.00       $  12.58       $    25.87       $  21.95       $  15.87
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                       (12.56)%       (38.87)%          24.27%         38.31%         (8.16)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $405,360       $563,828       $1,103,740       $852,198       $937,587
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                 2.00%(c)       1.87%            1.65%          1.80%          1.75%
==========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.19)%(c)     (0.75)%          (0.96)%        (0.95)%        (0.55)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                   73%            87%              62%            60%            50%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(C)  Ratios are based on average daily net assets of $512,168,129.


                                                                                  CLASS B
                                                    -------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------
                                                      2002           2001         2000            1999           1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  11.97       $  24.98    $    21.35       $  15.52       $  17.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.20)(a)      (0.21)        (0.42)(a)      (0.27)(a)      (0.19)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (1.35)         (8.06)         5.41           6.10          (1.29)
=======================================================================================================================
    Total from investment operations                   (1.55)         (8.27)         4.99           5.83          (1.48)
=======================================================================================================================
Less distributions from net realized gains                --          (4.74)        (1.36)            --             --
=======================================================================================================================
Net asset value, end of period                      $  10.42       $  11.97    $    24.98       $  21.35       $  15.52
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                       (12.95)%       (39.19)%       23.56%         37.56%         (8.71)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $388,101       $583,933    $1,158,979       $926,972       $947,293
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                 2.51%(c)       2.39%         2.19%          2.37%          2.32%
=======================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.70)%(c)     (1.27)%       (1.50)%        (1.52)%        (1.11)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                   73%            87%           62%            60%            50%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(C)  Ratios are based on average daily net assets of $516,175,698.


                                                                                        CLASS C
                                                              ------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2002          2001       2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.98       $ 24.99    $ 21.35       $ 15.52       $ 17.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.20)(a)     (0.21)     (0.42)(a)     (0.27)(a)     (0.19)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.36)        (8.06)      5.42          6.10         (1.29)
==========================================================================================================================
    Total from investment operations                            (1.56)        (8.27)      5.00          5.83         (1.48)
==========================================================================================================================
Less distributions from net realized gains                         --         (4.74)     (1.36)           --            --
==========================================================================================================================
Net asset value, end of period                                $ 10.42       $ 11.98    $ 24.99       $ 21.35       $ 15.52
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                (13.02)%      (39.17)%    23.61%        37.56%        (8.71)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,099       $28,260    $50,908       $16,325       $13,186
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                          2.51%(c)      2.39%      2.19%         2.37%         2.34%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.70)%(c)    (1.28)%    (1.50)%       (1.52)%       (1.13)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            73%           87%        62%           60%           50%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $25,011,592.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM Global Aggressive Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Aggressive Growth Fund (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

Directors and Officers

As of December 31, 2001

The address of each director and officer of AIM International Funds, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the          Director and/      Principal Occupation(s)                   Other Directorship(s)
Company                            or Officer Since   During Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1991               Chairman, President and Chief Executive   None
   Director, Chairman and                             Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Directors
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Director                                           McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1992               Chairman, Crockett Technology             ACE Limited (insurance
   Director                                           Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Director                                           (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Director                                           Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Director                                           Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Director                                           Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Director                                           of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1991               Partner, law firm of Pennock & Cooper     None
   Director
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Director
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1991               Executive Vice President, Development     None
   Director                                           and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

As of December 31, 2001


The address of each director and officer of AIM International Funds, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the          Director and/      Principal Occupation(s)                   Other Directorship(s)
Company                            or Officer Since   During Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1991               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1991               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994               Senior Vice President, A I M Capital      N/A
   Vice President                                     Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1991               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Company includes additional information about the Fund's Directors and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE DIRECTORS        TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                   [COVER ART]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

                                                                                          FIXED INCOME

    DOMESTIC EQUITY                         INTERNATIONAL/GLOBAL EQUITY                     TAXABLE

    MORE AGGRESSIVE                              MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Emerging Growth Fund                  AIM Developing Markets Fund                AIM High Yield Fund II
AIM Small Cap Growth Fund(1)              AIM European Small Company Fund            AIM High Yield Fund
AIM Aggressive Growth Fund                AIM Asia Pacific Growth Fund(2)            AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)             AIM International Emerging Growth Fund     AIM Income Fund
AIM Mid Cap Growth Fund                   AIM Global Aggressive Growth Fund          AIM Global Income Fund
AIM Libra Fund                            AIM European Growth Fund(2)                AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund          AIM International Growth Fund(2)           AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)            AIM Global Growth Fund                     AIM Short Term Bond Fund
AIM Constellation Fund                    AIM Worldwide Spectrum Fund                AIM Floating Rate Fund
AIM Large Cap Growth Fund                 AIM Global Trends Fund                     AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                       AIM International Core Equity Fund(2)      AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                           MORE CONSERVATIVE                          MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                       SECTOR EQUITY                                 TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2                         MORE AGGRESSIVE                            MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                        AIM New Technology Fund                    AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund              AIM Global Science and Technology Fund(2)  AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund            AIM Global Energy Fund                     AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                          AIM Global Financial Services Fund         AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                      AIM Global Health Care Fund
AIM Large Cap Basic Value Fund            AIM Global Utilities Fund                             MORE CONSERVATIVE
AIM Balanced Fund*                        AIM Real Estate Fund
AIM Basic Balanced Fund*
                                                    MORE CONSERVATIVE
    MORE CONSERVATIVE
                                                                                                   [AIM FUNDS LOGO]
                                                                                               --Registered Trademark--

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions.

    The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.



                 INVEST WITH DISCIPLINE--Registered Trademark--

                                                                        GLA-AR-1
A I M Distributors, Inc.

                        ANNUAL REPORT / OCTOBER 31, 2002

                             AIM GLOBAL GROWTH FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                           IRISES BY VINCENT VAN GOGH

VAN GOGH'S PAINTING OF INDIGO IRISES IS ONE OF HIS MASTERPIECES, PARTLY BECAUSE

    THE FLOWER HAS SUCH UNIVERSAL APPEAL. NAMED FOR THE GREEK GODDESS OF THE

RAINBOW, IRISES GROW ALL OVER THE GLOBE. LIKE THE APPRECIATION OF BEAUTIFUL ART

    AND FLOWERS, INVESTING HAS CAUGHT THE IMAGINATION AND INTEREST OF PEOPLE

                              THROUGHOUT THE WORLD.

================================================================================

AIM GLOBAL GROWTH FUND SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN MID- AND LARGE-SIZE COMPANIES THAT HAVE DEMONSTRATED SUPERIOR EARNINGS GROWTH.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required from non-U.S. companies.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International Inc.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
      AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                        We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice-it is more important now than ever. A financial professional can help you:

    o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

    o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    AIM Global Growth Fund Class A shares returned -13.17% at net asset value for the year ending October 31, 2002. The fund held up better than its benchmark index, the MSCI World Index, which returned -14.85% for the year. Despite the many negative data points pressuring stocks, most of these have already been priced into the markets.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                         DESPITE THE MANY NEGATIVE DATA

                            POINTS PRESSURING STOCKS,

                         MOST OF THESE HAVE ALREADY BEEN

                            PRICED INTO THE MARKETS.

                                ROBERT H. GRAHAM

================================================================================

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

    EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

  [GARY T. CRUM PHOTO]

      GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM


/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND LOSES GROUND FOR YEAR,TURNS HIGHER NEAR YEAR-END

HOW DID THE FUND PERFORM?

After recovering from the 2001 terror attacks on the United States and regaining momentum early in 2002, AIM Global Growth Fund lost ground as stocks across most sectors plunged during the third quarter of 2002.

    AIM Global Growth Fund Class A shares returned -13.17% for the year ending October 31, 2002. Class B shares returned -13.57%, and Class C shares returned -13.63%. Returns are at net asset value and do not include sales charges. Despite the slump in the last four months of the reporting period, fund performance held up better than its benchmark index and other key market indicators.

    The benchmark index, the MSCI World Index, returned -14.85% for the year. The S&P 500 showed similar returns of -15.10% for the year ending October 31, 2002.

WHAT WERE MAJOR TRENDS IN STOCK MARKETS?

Stocks remained in the grip of a protracted bear market for most of the fiscal year. Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, and anemic company earnings weighed heavily on investors' minds for the final months of the reporting period.

    U.S. stocks rebounded during the final weeks of the fiscal year, as several major companies reported better-than-expected earnings, and there were indications the U.S. Federal Reserve Board (the Fed) planned to cut the federal funds rate, which stood at 1.75% at fiscal year-end--its lowest level since 1961.

WHAT HAPPENED IN GLOBAL MARKETS DURING THE PERIOD?

Global markets were sharply lower over the last few months of the annual reporting period. European markets were particularly hard hit, as weak economic data and disappointing corporate financial results dragged down stocks.

    Japanese markets were also lower, but outperformed both U.S. and European markets for the full year. Strong export results, coupled with progressive government policy decisions, combined to soften losses in Japan.

    The fund also suffered because of its overweight position in U.S. technology stocks, some of the worst performers during the third quarter slump.

    The fund benefited from other global trends. For example, growth funds outperformed value funds during the third quarter.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We benefited from our holdings of stocks in the health care, energy and consumer discretionary industries. All three of these industries continued to deliver growth despite the difficult global environment in the third quarter.

    On the other hand, we have decreased holdings in financial stocks. Stocks in this industry have been punished by negative consumer sentiment. And as global economies suffered in the third quarter, these stocks have seen performance declines.

    The fund has increased its exposure to Japan, the U.S., and the U.K. Japan has been one of the top markets in the world as export growth rebounded. We have lowered exposure to France, Germany and Switzerland. Germany

PORTFOLIO COMPOSITION

As of 10/31/02, based on total net assets

==================================================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES                               COUNTRY BREAKDOWN
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              [PIE CHART]
 1. Altana A.G. (Germany)                       2.6%    1. Pharmaceuticals                     13.2%
                                                                                                        Ireland                2%
 2. Teva Pharmaceutical                         2.3     2. Banks                               11.1
    Industries Ltd.-ADR  (Israel)                                                                       Israel                 2%
                                                        3. Integrated Oil & Gas                 5.6
 3. Reckitt Benckiser PLC                       2.1                                                     Switzerland            2%
    (United Kingdom)                                    4. Electronic Equipment & Instruments   4.4
                                                                                                        Spain                  3%
 4. Royal Bank of Scotland Group                1.9     5. Household Products                   4.2
    PLC (United Kingdom)                                                                                Italy                  4%
                                                        6. Automobile Manufacturers             4.1
 5. Bank of Ireland (Ireland)                   1.9                                                     Germany                4%
                                                        7. Diversified Financial Services       3.9
 6. Total Fina Elf. S.A. (France)               1.9                                                     France                 8%
                                                        8. Systems Software                     2.3
 7. Samsung Electronics Co., Ltd.(South Korea)  1.8                                                     United Kingdom         9%
                                                        9. Office Electronics                   2.1
 8. Autostrade-Concessioni                      1.8                                                     Japan                 10%
    e Costruzioni Autostrade S.p.A. (Italy)            10. Diversified Commercial Services      2.1
                                                                                                        Others                13%
 9. Banco Popular Espanol S.A. (Spain)          1.8
                                                                                                        U.S.A.                43%
10. Pharmacia Corp. (United States)             1.7
                                                                                                                Source: Goes here

The fund's holdings are subject to change, and there is no assurance the fund will continue to hold any particular security.
==================================================================================================================================

withered in the third quarter as economic output fell significantly.

CAN YOU DISCUSS A FEW STOCK HOLDINGS?

   o Johnson & Johnson is one of the world's largest, most diversified health care product makers. The company has benefited fund performance as its sales and earnings rose during 2002.

   o Teva Pharmaceutical is Israel's top drug firm. It makes generic versions of brand-name anti-infective, heart and pain drugs. Its stock appreciated when it announced FDA approvals on several new drugs late in the fiscal year.

   o BNP Paribas is one of Europe's largest banks, headquartered in France. It operates 2,200 retail branches in France and has operations in more than 85 other countries. The company provides corporate, retail, and investment banking services. The firm weighed on the fund when it was hit by higher loan losses, a slowdown in French retail banking, a deteriorating corporate banking environment and outflows from its asset management unit. Fund managers like the company's strong management.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?

Economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated U.S. gross domestic product (GDP) grew at an annualized rate of 4.0% in the third quarter of 2002 compared to 1.3% in the second quarter of the year. The U.K. economy was strengthening and Japan was finally showing preliminary signs of recovery. But Germany, Switzerland and France were struggling with slowing growth.

   Healthy consumer spending, which accounts for about two-thirds of U.S. economic activity, accounted for much of the third-quarter economic expansion. However, a weak job market threatened consumer spending, as companies were reluctant to hire new employees amid concerns about the strength of the economy.

   In this environment, the U.S. stock market remained volatile and its direction unpredictable. The German stock market fell in the third quarter, while the Japanese economy finally began to strengthen when exports resumed growth. While stock valuations were more attractive than in recent years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, continued threats of terror attacks, and the prospect of war with Iraq.

   But fund managers are cautiously optimistic. Despite the many negative data points pressuring stocks, most of these have already been priced into the markets. Still, the strength of global economies depends largely upon the health of the U.S. economy.


================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                            MONIKA DEGAN, CO-MANAGER

                           CLAS G. OLSSON, CO-MANAGER

                          BARRETT K. SIDES, CO-MANAGER

                        ASSISTED BY THE LARGE CAP GROWTH,

                      ASIA PACIFIC AND EUROPE/CANADA TEAMS

                          See important fund and index

                         disclosures inside front cover.

                                   [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U.S. STOCK MARKET AS REPRESENTED BY S&P 500

                                   LINE CHART


9/30/52      24      3/31/61      65      9/30/69       93      3/31/78        89      9/30/86       231      3/31/95      500
12/31/52     26      6/30/61      64      12/31/69      92      6/30/78        95      12/31/86      242      6/30/95      544
3/31/53      25      9/29/61      66      3/31/70       89      9/29/78       102      3/31/87       291      9/29/95      584
6/30/53      24      12/29/61     71      6/30/70       72      12/29/78       96      6/30/87       304      12/29/95     615
9/30/53      23      3/30/62      69      9/30/70       84      3/30/79       101      9/30/87       321      3/29/96      645
12/31/53     24      6/29/62      54      12/31/70      92      6/29/79       102      12/31/87      247      6/28/96      670
3/31/54      26      9/28/62      56      3/31/71      100      9/28/79       109      3/31/88       258      9/30/96      687
6/30/54      29      12/31/62     63      6/30/71       99      12/31/79      107      6/30/88       273      12/31/96     740
9/30/54      32      3/29/63      66      9/30/71       98      3/31/80       102      9/30/88       271      3/31/97      757
12/31/54     35      6/28/63      69      12/31/71     102      6/30/80       114      12/30/88      277      6/30/97      885
3/31/55      36      9/30/63      71      3/31/72      107      9/30/80       125      3/31/89       294      9/30/97      947
6/30/55      41      12/31/63     75      6/30/72      107      12/31/80      135      6/30/89       317      12/31/97     970
9/30/55      43      3/31/64      78      9/29/72      110      3/31/81       136      9/29/89       349      3/31/98     1101
12/30/55     45      6/30/64      81      12/29/72     118      6/30/81       131      12/29/89      353      6/30/98     1133
3/30/56      48      9/30/64      84      3/30/73      111      9/30/81       116      3/30/90       339      9/30/98     1017
6/29/56      46      12/31/64     84      6/29/73      104      12/31/81      122      6/29/90       358      12/31/98    1229
9/28/56      45      3/31/65      86      9/28/73      108      3/31/82       111      9/28/90       306      3/31/99     1286
12/31/56     46      6/30/65      84      12/31/73      97      6/30/82       109      12/31/90      330      6/30/99     1372
3/29/57      44      9/30/65      89      3/29/74       93      9/30/82       120      3/29/91       375      9/30/99     1282
6/28/57      47      12/31/65     92      6/28/74       86      12/31/82      140      6/28/91       371      12/31/99    1469
9/30/57      42      3/31/66      89      9/30/74       63      3/31/83       152      9/30/91       387      3/31/00     1498
12/31/57     39      6/30/66      84      12/31/74      68      6/30/83       168      12/31/91      417      6/30/00     1454
3/31/58      42      9/30/66      76      3/31/75       83      9/30/83       166      3/31/92       403      9/29/00     1436
6/30/58      45      12/30/66     80      6/30/75       95      12/30/83      164      6/30/92       408      12/29/00    1320
9/30/58      50      3/31/67      90      9/30/75       83      3/30/84       159      9/30/92       417      3/30/01     1160
12/31/58     55      6/30/67      90      12/31/75      90      6/29/84       153      12/31/92      435      6/29/01     1224
3/31/59      55      9/29/67      96      3/31/76      102      9/28/84       166      3/31/93       451      9/28/01     1040
6/30/59      58      12/29/67     96      6/30/76      104      12/31/84      167      6/30/93       450      12/31/01    1148
9/30/59      56      3/29/68      90      9/30/76      105      3/29/85       180      9/30/93       458      3/29/02     1147
12/31/59     59      6/28/68      99      12/31/76     107      6/28/85       191      12/31/93      466      6/28/02      989
3/31/60      55      9/30/68     102      3/31/77       98      9/30/85       182      3/31/94       445      9/30/02      815
6/30/60      56      12/31/68    103      6/30/77      100      12/31/85      211      6/30/94       444
9/30/60      53      3/31/69     101      9/30/77       96      3/31/86       238      9/30/94       462
12/30/60     58      6/30/69      97      12/30/77      95      6/30/86       250      12/30/94      459

                                                                                                          Source: Bloomberg LP

==============================================================================================================================

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

   The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

   That is why AIM urges all investors to maintain a long-term investment discipline.

FUND PERFORMANCE

================================================================

RESULTS OF A $10,000 INVESTMENT
9/15/94-10/31/02

                        [MOUNTAIN CHART]


               AIM GLOBAL          AIM GLOBAL
              GROWTH FUND         GROWTH FUND          MSCI WORLD
DATE        CLASS A SHARES       CLASS B SHARES          INDEX

09/15/94           9525               10000              10000
10/94              9744               10220              10010
1/95               9062                9490               9515
4/95              10092               10549              10465
7/95              11578               12109              11071
10/95             11741               12260              10957
1/96              12314               12840              11872
4/96              13245               13796              12421
7/96              12847               13359              12047
10/96             13768               14296              12743
1/97              14797               15343              13394
4/97              14632               15149              13706
7/97              17327               17918              15973
10/97             16143               16676              14879
1/98              16712               17232              15746
4/98              19180               19760              17684
7/98              19686               20249              17840
10/98             17826               18306              17147
1/99              20969               21509              19464
4/99              21073               21575              20506
7/99              21761               22252              20608
10/99             23970               24476              21422
1/00              29077               29657              22435
4/00              29357               29894              23026
7/00              28626               29100              22536
10/00             26721               27142              21654
1/01              23603               23931              21062
4/01              19032               19282              19337
7/01              17986               18193              18237
10/01             15722               15880              16131
1/02              16239               16380              16666
4/02              16510               16628              16662
7/02              14237               14337              14352
10/02             13644               13724              13737

                                          Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

==============================================================

The chart compares AIM Global Growth Fund Class A and Class B shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to those indexes over the period 9/15/94-10/31/02. Please note, index performance is for the period 9/1/94-10/31/02. It is important to understand the difference between your fund and an index. Market indexes, such as the MSCI World Index, are not managed and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

   Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, see the inside front cover. Results for B Shares are calculated as if a potential shareholder had liquidated the entire investment in the fund at the close of the reporting period and paid the applicable contingency deferred sales charge.

   Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding creates the potential for very large numbers.


FUND RETURNS

as of 10/31/02

================================================================================

FUND VS. INDEX            Class A Shares

AVERAGE ANNUAL TOTAL RETURNS
9/15/94-10/31/02, excluding sales charges

            [BAR CHART]

AIM GLOBAL GROWTH FUND

CLASS A SHARES              4.52%
MSCI WORLD INDEX            3.74%*


AVERAGE ANNUAL TOTAL RETURNS
including sales charges

Class A Shares
 Inception (9/15/94)        3.90%
  5 Years                  -4.24
  1 Year                  -17.31

Class B Shares
 Inception (9/15/94)        3.97%
  5 Years                  -4.17
  1 Year                  -17.89

Class C Shares
 Inception (8/4/97)        -4.73%
  5 Years                  -3.82
  1 Year                  -14.50

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of September 30, 2002, the most recent calendar quarter-end, which were: Class A Shares, inception (9/15/94), 3.22%, five years, -6.75%, one year, -19.01%, Class B Shares, inception (9/15/94), 3.29%, five years,-6.68%, one year, -19.73%. Class C Shares, inception (8/4/97),-5.82%, five years, -6.33%, one year, -16.28%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-38.21%

Aerospace & Defense-1.04%

Lockheed Martin Corp.                              50,000    $  2,895,000
-------------------------------------------------------------------------
United Technologies Corp.                          50,000       3,083,500
=========================================================================
                                                                5,978,500
=========================================================================

Application Software-0.92%

Electronic Arts Inc.(a)(b)                         26,000       1,693,120
-------------------------------------------------------------------------
Intuit Inc.(a)                                     70,000       3,634,400
=========================================================================
                                                                5,327,520
=========================================================================

Banks-1.63%

Bank of America Corp.                              70,000       4,886,000
-------------------------------------------------------------------------
Washington Mutual, Inc.                            40,000       1,430,400
-------------------------------------------------------------------------
Wells Fargo & Co.                                  61,000       3,078,670
=========================================================================
                                                                9,395,070
=========================================================================

Brewers-0.78%

Anheuser-Busch Cos., Inc.                          85,000       4,484,600
=========================================================================

Broadcasting & Cable TV-0.48%

Clear Channel Communications, Inc.(a)              75,000       2,778,750
=========================================================================

Computer Hardware-1.19%

Dell Computer Corp.(a)                            240,000       6,866,400
=========================================================================

Computer Storage & Peripherals-0.65%

Lexmark International, Inc.(a)                     63,000       3,743,460
=========================================================================

Consumer Finance-0.58%

MBNA Corp.                                        165,000       3,351,150
=========================================================================

Data Processing Services-0.72%

First Data Corp.                                   65,000       2,271,100
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                    60,000       1,874,400
=========================================================================
                                                                4,145,500
=========================================================================

Diversified Commercial Services-1.43%

Apollo Group, Inc.-Class A(a)                     103,000       4,274,500
-------------------------------------------------------------------------
H&R Block, Inc.                                    90,000       3,994,200
=========================================================================
                                                                8,268,700
=========================================================================

Diversified Financial Services-3.90%

Citigroup Inc.                                    181,000       6,687,950
-------------------------------------------------------------------------
Freddie Mac                                        80,000       4,926,400
-------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    43,000       3,078,800
-------------------------------------------------------------------------
Morgan Stanley                                     75,000       2,919,000
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Diversified Financial Services-(Continued)

SLM Corp.                                          47,500    $  4,880,150
=========================================================================
                                                               22,492,300
=========================================================================

General Merchandise Stores-1.24%

Wal-Mart Stores, Inc.                             133,000       7,122,150
=========================================================================

Health Care Equipment-1.41%

Boston Scientific Corp.(a)                         75,000       2,822,250
-------------------------------------------------------------------------
Medtronic, Inc.                                    55,000       2,464,000
-------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          79,000       2,813,190
=========================================================================
                                                                8,099,440
=========================================================================

Health Care Facilities-1.42%

HCA Inc.                                           95,000       4,131,550
-------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         140,500       4,039,375
=========================================================================
                                                                8,170,925
=========================================================================

Home Improvement Retail-0.65%

Lowe's Cos., Inc.                                  90,000       3,755,700
=========================================================================

Hotels, Resorts & Cruise Lines-0.45%

Carnival Corp.                                    100,000       2,612,000
=========================================================================

Household Products-2.10%

Clorox Co. (The)                                  102,000       4,582,860
-------------------------------------------------------------------------
Procter & Gamble Co. (The)                         85,000       7,518,250
=========================================================================
                                                               12,101,110
=========================================================================

Housewares & Specialties-0.52%

Fortune Brands, Inc.                               60,000       3,003,600
=========================================================================

Industrial Conglomerates-0.84%

3M Co.                                             38,000       4,823,720
=========================================================================

Integrated Oil & Gas-0.73%

Exxon Mobil Corp.                                 125,000       4,207,500
=========================================================================

Integrated Telecommunication Services-0.79%

AT&T Corp.                                        350,000       4,564,000
=========================================================================

Internet Retail-0.66%

eBay Inc.(a)                                       60,000       3,795,600
=========================================================================

Managed Health Care-1.33%

Anthem, Inc.(a)                                    57,000       3,591,000
-------------------------------------------------------------------------
UnitedHealth Group Inc.                            45,000       4,092,750
=========================================================================
                                                                7,683,750
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Movies & Entertainment-0.36%

Viacom Inc.-Class B(a)                             47,000    $  2,096,670
=========================================================================

Networking Equipment-0.25%

Cisco Systems, Inc.(a)                            130,000       1,453,400
=========================================================================

Office Services & Supplies-0.27%

Avery Dennison Corp.                               25,000       1,556,000
=========================================================================

Oil & Gas Drilling-0.54%

ENSCO International Inc.                          115,000       3,109,600
=========================================================================

Pharmaceuticals-5.20%

Forest Laboratories, Inc.(a)                       44,500       4,360,555
-------------------------------------------------------------------------
Johnson & Johnson                                 115,000       6,756,250
-------------------------------------------------------------------------
Pfizer Inc.                                       145,000       4,606,650
-------------------------------------------------------------------------
Pharmacia Corp.                                   230,000       9,890,000
-------------------------------------------------------------------------
Wyeth                                             130,000       4,355,000
=========================================================================
                                                               29,968,455
=========================================================================

Publishing-0.58%

Tribune Co.                                        70,000       3,363,500
=========================================================================

Restaurants-0.41%

Starbucks Corp.(a)                                100,000       2,375,000
=========================================================================

Semiconductor Equipment-0.74%

Applied Materials, Inc.(a)                        285,000       4,283,550
=========================================================================

Semiconductors-1.38%

Analog Devices, Inc.(a)                            85,000       2,278,000
-------------------------------------------------------------------------
Linear Technology Corp.                            56,000       1,547,840
-------------------------------------------------------------------------
Microchip Technology Inc.                         170,000       4,148,000
=========================================================================
                                                                7,973,840
=========================================================================

Specialty Stores-0.71%

Bed Bath & Beyond Inc.(a)                          55,000       1,950,300
-------------------------------------------------------------------------
Blockbuster Inc.-Class A                           90,000       2,157,300
=========================================================================
                                                                4,107,600
=========================================================================

Systems Software-2.31%

Microsoft Corp.(a)                                119,000       6,362,930
-------------------------------------------------------------------------
Oracle Corp.(a)                                   320,000       3,260,800
-------------------------------------------------------------------------
Symantec Corp.(a)                                  93,000       3,720,000
=========================================================================
                                                               13,343,730
=========================================================================
    Total Domestic Common Stocks (Cost
      $217,475,458)                                           220,402,790
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-57.24%

Australia-0.69%

BHP Billiton Ltd. (Diversified Metals &
  Mining)                                         702,000       3,774,981
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Australia-(Continued)

BHP Steel Ltd. (Steel)(a)                         112,800    $    186,543
=========================================================================
                                                                3,961,524
=========================================================================

Bermuda-0.67%

Nabors Industries, Ltd. (Oil & Gas
  Drilling)(a)                                    110,000       3,846,700
=========================================================================

Canada-1.48%

EnCana Corp. (Oil & Gas Exploration &
  Production)                                      65,000       1,896,059
-------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       51,600       1,112,078
-------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                73,000       2,027,283
-------------------------------------------------------------------------
Royal Bank of Canada (Banks)                       48,000       1,676,195
-------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        124,000       1,802,580
=========================================================================
                                                                8,514,195
=========================================================================

Cayman Islands-0.82%

Noble Corp. (Oil & Gas Drilling)(a)               147,000       4,751,040
=========================================================================

France-8.49%

Accor S.A. (Hotels, Resorts & Cruise Lines)       101,600       3,605,208
-------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                     77,300       4,625,123
-------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          184,600       7,356,207
-------------------------------------------------------------------------
Credit Agricole S.A. (Banks)                      174,775       2,857,844
-------------------------------------------------------------------------
L'Oreal S.A. (Personal Products)                   21,500       1,600,309
-------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                   46,750       1,982,342
-------------------------------------------------------------------------
Publicis Groupe (Advertising)                      90,600       2,062,545
-------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)         37,200       1,748,977
-------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)           96,800       5,916,430
-------------------------------------------------------------------------
Thomson S.A. (Consumer Electronics)(a)             50,600         932,061
-------------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)         77,859      10,719,719
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)            99,750       5,568,516
=========================================================================
                                                               48,975,281
=========================================================================

Germany-4.38%

Altana A.G. (Pharmaceuticals)                     310,055      14,829,043
-------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  108,387       3,867,496
-------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               13,980       1,785,855
-------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        9,930       4,762,012
=========================================================================
                                                               25,244,406
=========================================================================

Hong Kong-1.12%

Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                       440,000       2,919,474
-------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd. (Wireless
  Telecommunication Services)(a)                  748,000       1,836,589
-------------------------------------------------------------------------
CK Life Sciences International Holdings, Inc.
  (Biotechnology)(a)                               17,600           3,159
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Hong Kong-(Continued)

Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                    277,000    $  1,726,067
=========================================================================
                                                                6,485,289
=========================================================================

India-0.66%

Infosys Technologies Ltd.-ADR (IT Consulting
  & Services)                                      53,500       3,827,925
=========================================================================

Ireland-1.86%

Bank of Ireland (Banks)                           969,200      10,744,319
=========================================================================

Israel-2.34%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               174,100      13,480,563
=========================================================================

Italy-4.37%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways &
  Railtracks)(c)                                1,229,800      10,164,088
-------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                 604,200       8,384,481
-------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)              1,767,500       6,647,992
=========================================================================
                                                               25,196,561
=========================================================================

Japan-9.77%

Canon Inc. (Office Electronics)                   169,000       6,236,773
-------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired
  09/07/01-09/13/01; Cost $6,226,462)(d)          311,000       6,043,272
-------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                         44,000       3,103,854
-------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                  147,900       5,301,119
-------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    102,000       7,003,756
-------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment &
  Instruments)                                     30,300       5,017,015
-------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)           191,100       5,039,623
-------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              328,000       5,864,794
-------------------------------------------------------------------------
SEGA Corp. (Consumer Electronics)(a)              268,000       3,238,406
-------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     250,200       6,087,492
-------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        150,100       3,431,417
=========================================================================
                                                               56,367,521
=========================================================================

Mexico-0.87%

Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunication Services)          69,800       2,128,900
-------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (General Merchandise Stores)                  1,350,600       2,893,496
=========================================================================
                                                                5,022,396
=========================================================================

Netherlands-1.39%

TPG N.V. (Air Freight & Logistics)                154,900       2,508,315
-------------------------------------------------------------------------
VNU N.V. (Publishing)                              96,100       2,578,697
-------------------------------------------------------------------------
Wolters Kluwer N.V.-Dutch Ctfs. (Publishing)      168,100       2,946,685
=========================================================================
                                                                8,033,697
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


Portugal-0.56%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                     539,500    $  3,257,382
=========================================================================

South Korea-1.80%

Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                         36,800      10,372,549
=========================================================================

Spain-3.47%

Altadis, S.A. (Tobacco)(a)                        116,900       2,470,358
-------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                237,000      10,143,352
-------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 08/28/01-11/16/01; Cost
  $5,502,368)(d)                                  329,700       7,407,851
=========================================================================
                                                               20,021,561
=========================================================================

Sweden-0.83%

Skandinaviska Enskilda Banken A.B.-Class A
  (Banks)(a)                                      208,000       1,807,233
-------------------------------------------------------------------------
Svenska Cellulosa A.B.-Class B (Paper
  Products)                                        96,600       2,956,098
=========================================================================
                                                                4,763,331
=========================================================================

Switzerland-2.34%

Adecco S.A. (Employment Services)                  57,875       2,272,529
-------------------------------------------------------------------------
Alcon, Inc. (Health Care Supplies)(a)             136,000       5,578,720
-------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)               14,300       3,064,078
-------------------------------------------------------------------------
UBS A.G. (Banks)                                   54,800       2,609,965
=========================================================================
                                                               13,525,292
=========================================================================

United Kingdom-9.33%

BP PLC (Integrated Oil & Gas)                     221,500       1,421,346
-------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                    1,312,900       3,739,772
-------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              256,400       4,012,916
-------------------------------------------------------------------------
Next PLC (Department Stores)                      315,500       4,394,723
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        661,000      12,000,561
-------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                     1,051,200       3,566,059
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          460,200      10,832,696
-------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                      540,400       3,474,041
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            191,900       1,546,765
-------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         239,050       1,421,721
-------------------------------------------------------------------------
Tesco PLC (Food Retail)                           372,600       1,156,107
-------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)(a)          636,400       6,289,910
=========================================================================
                                                               53,856,617
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $318,749,548)                           330,248,149
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

MONEY MARKET FUNDS-3.95%

STIC Liquid Assets Portfolio(e)                11,400,497    $ 11,400,497
-------------------------------------------------------------------------
STIC Prime Portfolio(e)                        11,400,497      11,400,497
=========================================================================
    Total Money Market Funds (Cost
      $22,800,994)                                             22,800,994
=========================================================================
TOTAL INVESTMENTS-99.40% (Cost $559,026,000)                  573,451,933
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.60%                             3,469,024
=========================================================================
NET ASSETS-100.00%                                           $576,920,957
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 10.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $13,451,123, which represented 2.33% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Directors.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $559,026,000)*                                 $573,451,933
-------------------------------------------------------------
Foreign currencies, at value (cost $3,098,013)      3,105,443
-------------------------------------------------------------
Receivables for:
  Investments sold                                 17,617,862
-------------------------------------------------------------
  Capital stock sold                                  940,397
-------------------------------------------------------------
  Dividends and interest                            1,129,072
-------------------------------------------------------------
Investment for deferred compensation plan              36,501
-------------------------------------------------------------
Collateral for securities loaned                   38,464,554
-------------------------------------------------------------
Other assets                                          102,474
=============================================================
     Total assets                                 634,848,236
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             7,742,892
-------------------------------------------------------------
  Capital stock reacquired                         10,557,884
-------------------------------------------------------------
  Options written (premiums received $65,671)          57,850
-------------------------------------------------------------
  Deferred compensation plan                           36,501
-------------------------------------------------------------
  Collateral upon return of securities loaned      38,464,554
-------------------------------------------------------------
Accrued distribution fees                             426,545
-------------------------------------------------------------
Accrued directors' fees                                   979
-------------------------------------------------------------
Accrued transfer agent fees                           427,603
-------------------------------------------------------------
Accrued operating expenses                            212,471
=============================================================
     Total liabilities                             57,927,279
=============================================================
Net assets applicable to shares outstanding      $576,920,957
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $335,953,528
_____________________________________________________________
=============================================================
Class B                                          $206,189,372
_____________________________________________________________
=============================================================
Class C                                          $ 34,778,057
_____________________________________________________________
=============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      26,544,917
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      17,048,751
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       2,874,119
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $      12.66
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.66 divided by
       95.25%)                                   $      13.29
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $      12.09
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $      12.10
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $37,419,536 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $619,210)                                     $   8,070,550
-------------------------------------------------------------
Dividends from affiliated money market funds          617,717
-------------------------------------------------------------
Interest                                               11,171
-------------------------------------------------------------
Security lending income                               449,339
=============================================================
    Total investment income                         9,148,777
=============================================================

EXPENSES:

Advisory fees                                       6,492,122
-------------------------------------------------------------
Administrative services fees                          150,314
-------------------------------------------------------------
Custodian fees                                        460,374
-------------------------------------------------------------
Distribution fees -- Class A                        2,088,534
-------------------------------------------------------------
Distribution fees -- Class B                        2,992,948
-------------------------------------------------------------
Distribution fees -- Class C                          467,775
-------------------------------------------------------------
Transfer agent fees                                 3,524,932
-------------------------------------------------------------
Directors' fees                                        11,697
-------------------------------------------------------------
Other                                                 441,738
=============================================================
    Total expenses                                 16,630,434
=============================================================
Less: Fees waived                                      (6,729)
-------------------------------------------------------------
    Expenses paid indirectly                          (12,283)
=============================================================
    Net expenses                                   16,611,422
=============================================================
Net investment income (loss)                       (7,462,645)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (101,060,685)
-------------------------------------------------------------
  Foreign currencies                                  (63,720)
-------------------------------------------------------------
  Option contracts written                            470,973
=============================================================
                                                 (100,653,432)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                            18,614,141
-------------------------------------------------------------
  Foreign currencies                                  118,501
-------------------------------------------------------------
  Option contracts written                              7,821
=============================================================
                                                   18,740,463
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts         (81,912,969)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $ (89,375,614)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (7,462,645)   $  (11,009,991)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (100,653,432)     (339,476,149)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                     18,740,463      (334,408,214)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (89,375,614)     (684,894,354)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --        (1,427,057)
----------------------------------------------------------------------------------------------
  Class B                                                                 --        (1,483,758)
----------------------------------------------------------------------------------------------
  Class C                                                                 --          (173,903)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (52,935,575)      (30,347,996)
----------------------------------------------------------------------------------------------
  Class B                                                       (129,582,901)     (115,804,932)
----------------------------------------------------------------------------------------------
  Class C                                                        (11,592,089)        2,328,723
==============================================================================================
    Net increase (decrease) in net assets                       (283,486,179)     (831,803,277)
==============================================================================================

NET ASSETS:

  Beginning of year                                              860,407,136     1,692,210,413
==============================================================================================
  End of year                                                 $  576,920,957    $  860,407,136
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,007,605,272    $1,209,235,279
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (68,156)          (61,233)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, future contracts and
    option contracts                                            (445,077,218)     (344,487,506)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts           14,461,059        (4,279,404)
==============================================================================================
                                                              $  576,920,957    $  860,407,136
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

J. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $6,729.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $150,314 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $1,956,652 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $2,088,534, $2,992,948 and $467,775, respectively.

  AIM Distributors retained commissions of $68,451 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $33,037, $489 and $6,784 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $6,862 or services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $12,221 and reductions in custodian fees of $62 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $12,283.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $37,419,536 were on loan to brokers. The loans were secured by cash collateral of $38,464,554 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $449,339 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                          2002          2001
---------------------------------------------------------------
Distributions paid from long-term
  capital gain                         $       --    $3,084,718
_______________________________________________________________
===============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments         $    9,896,647
-------------------------------------------------------------
Temporary book/tax differences                        (68,156)
-------------------------------------------------------------
Capital loss carryforward                        (440,512,806)
-------------------------------------------------------------
Capital (par value and additional paid-in)      1,007,605,272
=============================================================
                                               $  576,920,957
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies and options contracts written of $35,125.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $339,470,549
-----------------------------------------------------------
October 31, 2010                                101,042,257
===========================================================
                                               $440,512,806
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $710,555,601 and $894,076,589, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 47,807,191
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (37,945,669)
=============================================================
Net unrealized appreciation of investment
  securities                                     $  9,861,522
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $563,590,411.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications on October 31, 2002, undistributed net investment income was increased by $7,455,722, undistributed net realized gains increased by $63,720 and paid in capital decreased by $7,519,442. This reclassification had no effect on net assets of the Fund.

NOTE 10--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Beginning of year                                                  --      $       --
-------------------------------------------------------------------------------------
Written                                                         8,708       1,455,067
-------------------------------------------------------------------------------------
Closed                                                         (6,578)       (999,633)
-------------------------------------------------------------------------------------
Exercised                                                      (1,370)       (341,264)
-------------------------------------------------------------------------------------
Expired                                                          (500)        (48,499)
=====================================================================================
End of year                                                       260      $   65,671
_____________________________________________________________________________________
=====================================================================================


Open call option contracts written at October 31, 2002 were as follows:

                                                                                                   OCTOBER 31,
                                                    CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2002         UNREALIZED
ISSUE                                                MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    APPRECIATION
-------------------------------------------------------------------------------------------------------------------------------
Electronic Arts Inc.                                 Dec-02      $70         260       $65,671       $57,850          $7,821
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 11--CAPITAL STOCK


Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      36,562,699*   $ 523,940,292*    22,586,351    $ 407,568,683
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,053,636       14,789,675      2,605,609       48,789,699
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,832,747       23,276,761      2,107,158       38,028,226
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --         62,001        1,403,687
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         68,397        1,494,466
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --          9,643          210,693
==========================================================================================================================
Reacquired:
  Class A                                                     (40,176,531)    (576,875,867)   (24,582,846)    (439,320,366)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (10,371,814)*   (144,372,576)*   (9,939,010)    (166,089,097)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,644,180)     (34,868,850)    (2,134,027)     (35,910,196)
==========================================================================================================================
                                                              (13,743,443)   $(194,110,565)    (9,216,724)   $(143,824,205)
__________________________________________________________________________________________________________________________
==========================================================================================================================


* Includes automatic conversion of 2,576,415 shares of Class B shares in the amount of $36,815,557 to 2,493,588 shares of Class A shares in the amount of $36,815,557.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           CLASS A
                                                              -----------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001        2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.58       $  24.83    $  23.43       $  17.91       $  16.65
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)(a)      (0.13)      (0.03)(a)      (0.10)         (0.05)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.81)        (10.08)       2.77           6.12           1.74
===============================================================================================================================
    Total from investment operations                             (1.92)        (10.21)       2.74           6.02           1.69
===============================================================================================================================
Less distributions from net realized gains                          --          (0.04)      (1.34)         (0.50)         (0.43)
===============================================================================================================================
Net asset value, end of period                                $  12.66       $  14.58    $  24.83       $  23.43       $  17.91
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (13.17)%       (41.17)%     11.52%         34.43%         10.43%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $335,954       $439,612    $796,992       $388,549       $219,050
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.95%(c)       1.68%       1.62%          1.67%          1.70%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.95%(c)       1.79%       1.63%          1.67%          1.70%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.75)%(c)     (0.66)%     (0.10)%        (0.57)%        (0.27)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             98%           134%        110%            93%            97%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $417,706,798.


                                                                                           CLASS B
                                                              -----------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001        2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.00       $  23.98    $  22.78       $  17.52       $  16.39
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)(a)      (0.24)      (0.17)(a)      (0.23)(a)      (0.15)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.74)         (9.70)       2.71           5.99           1.71
===============================================================================================================================
    Total from investment operations                             (1.91)         (9.94)       2.54           5.76           1.56
===============================================================================================================================
Less distributions from net realized gains                          --          (0.04)      (1.34)         (0.50)         (0.43)
===============================================================================================================================
Net asset value, end of period                                $  12.09       $  14.00    $  23.98       $  22.78       $  17.52
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (13.64)%       (41.50)%     10.95%         33.69%          9.78%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $206,189       $369,171    $806,409       $425,345       $282,456
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.45%(c)       2.19%       2.16%          2.23%          2.26%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.45%(c)       2.30%       2.17%          2.23%          2.26%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.25)%(c)     (1.16)%     (0.64)%        (1.13)%        (0.83)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             98%           134%        110%            93%            97%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $299,294,766.


                                                                                        CLASS C
                                                              ------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2002          2001       2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.01       $ 23.98    $ 22.79       $ 17.52       $ 16.39
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)(a)     (0.22)     (0.17)(a)     (0.23)(a)     (0.15)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.74)        (9.71)      2.70          6.00          1.71
==========================================================================================================================
    Total from investment operations                            (1.91)        (9.93)      2.53          5.77          1.56
==========================================================================================================================
Less distributions from net realized gains                         --         (0.04)     (1.34)        (0.50)        (0.43)
==========================================================================================================================
Net asset value, end of period                                $ 12.10       $ 14.01    $ 23.98       $ 22.79       $ 17.52
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                (13.63)%      (41.46)%    10.90%        33.69%         9.78%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,778       $51,624    $88,810       $31,356       $11,765
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.45%(c)      2.19%      2.16%         2.23%         2.26%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.45%(c)      2.30%      2.17%         2.23%         2.26%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.25)%(c)    (1.16)%    (0.64)%       (1.13)%       (0.83)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            98%          134%       110%           93%           97%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $46,777,551.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM Global Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Growth Fund (one of the funds constituting AIM International Funds, Inc; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

Directors and Officers

As of December 31, 2001

The address of each director and officer of AIM International Funds, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the          Director and/      Principal Occupation(s)                   Other Directorship(s)
Company                            or Officer Since   During Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1991               Chairman, President and Chief Executive   None
   Director, Chairman and                             Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Directors
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Director                                           McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1992               Chairman, Crockett Technology             ACE Limited (insurance
   Director                                           Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Director                                           (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Director                                           Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Director                                           Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Director                                           Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Director                                           of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1991               Partner, law firm of Pennock & Cooper     None
   Director
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Director
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1991               Executive Vice President, Development     None
   Director                                           and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

As of December 31, 2001


The address of each director and officer of AIM International Funds, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the          Director and/      Principal Occupation(s)                   Other Directorship(s)
Company                            or Officer Since   During Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1991               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1991               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994               Senior Vice President, A I M Capital      N/A
   Vice President                                     Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1991               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Company includes additional information about the Fund's Directors and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE DIRECTORS        TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                                 MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

================================================================================================================================

                                                                                                     FIXED INCOME

         DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                              TAXABLE

          MORE AGGRESSIVE                            MORE AGGRESSIVE                                MORE AGGRESSIVE

AIM Emerging Growth Fund                 AIM Developing Markets Fund                   AIM High Yield Fund II
AIM Small Cap Growth Fund(1)             AIM European Small Company Fund               AIM High Yield Fund
AIM Aggressive Growth Fund               AIM Asia Pacific Growth Fund(2)               AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)            AIM International Emerging Growth Fund        AIM Income Fund
AIM Mid Cap Growth Fund                  AIM Global Aggressive Growth Fund             AIM Global Income Fund
AIM Libra Fund                           AIM European Growth Fund(2)                   AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund         AIM International Growth Fund(2)              AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)           AIM Global Growth Fund                        AIM Short Term Bond Fund
AIM Constellation Fund                   AIM Worldwide Spectrum Fund                   AIM Floating Rate Fund
AIM Large Cap Growth Fund                AIM Global Trends Fund                        AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                      AIM International Core Equity Fund(2)         AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                            MORE CONSERVATIVE                             MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                        SECTOR EQUITY                                    TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                         MORE AGGRESSIVE                               MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                       AIM New Technology Fund                       AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund             AIM Global Science and Technology Fund(2)     AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund           AIM Global Energy Fund                        AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                         AIM Global Financial Services Fund            AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                     AIM Global Health Care Fund
AIM Large Cap Basic Value Fund           AIM Global Utilities Fund                                 MORE CONSERVATIVE
AIM Balanced Fund*                       AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                           [AIM FUNDS LOGO]
                                                     MORE CONSERVATIVE                         --Registered Trademark--
        MORE CONSERVATIVE

*Domestic equity and income fund

================================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

                                                                        GLG-AR-1
A I M Distributors, Inc.

                        ANNUAL REPORT / OCTOBER 31, 2002

                             AIM GLOBAL INCOME FUND

                                   [COVER ART]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                [SMALL COVER ART]

                       THE WATER LILY POND BY CLAUDE MONET

     AIM GLOBAL INCOME FUND IS BRIDGING CONTINENTS TO BRING SHAREHOLDERS NEW

  INVESTMENT OPPORTUNITIES. WIDE OCEANS ARE NOW NO MORE OF A BARRIER TO GLOBAL

       INVESTING THAN THE TRANQUIL POND DEPICTED IN MONET'S PAINTING. THE

      MANAGEMENT TEAM HAS CONSTRUCTED A DIVERSE PORTFOLIO OF GOVERNMENT AND

                     CORPORATE BONDS FROM AROUND THE WORLD.

================================================================================

AIM GLOBAL INCOME FUND IS FOR SHAREHOLDERS WHO SEEK A HIGH LEVEL OF CURRENT INCOME. THE FUND INVESTS IN A PORTFOLIO OF DEBT ISSUED BY U.S. AND FOREIGN GOVERNMENTS AND CORPORATIONS.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor not waived fees and/or absorbed expenses, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.

o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which is guaranteed by the government if held to maturity).

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper High Yield Bond Fund Index represents an average of the 30 largest high-yield bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Salomon Brothers World Government Bond Index represents the performance of fixed-rate foreign-government debt securities of developed countries with a remaining maturity of one year or longer.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
          GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME
                             OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

TO OUR SHAREHOLDERS


                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                       We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                       In light of continuing market difficulties, I thought you
                    would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

   As risk aversion shaped the year's market results, AIM Global Income Fund benefited from the strength of global government bonds but was hampered by serious weakness in the high-yield sector. The fund's 30-day yield as of October 31, 2002 was 5.05% for Class A shares, and its total return for the 12 months (excluding sales charges) was -3.33% for Class A shares.

   Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

   I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

   Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman
December 2, 2002

================================================================================

                           ... AIM GLOBAL INCOME FUND

                          BENEFITED FROM THE STRENGTH

                         OF GLOBAL GOVERNMENT BONDS BUT

                        WAS HAMPERED BY SERIOUS WEAKNESS

                           IN THE HIGH-YIELD SECTOR.

                                ROBERT H. GRAHAM

================================================================================

A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

                                 [LARSEN PHOTO]

                                EDGAR M. LARSEN
                            CHIEF INVESTMENT OFFICER

                                  [CRUM PHOTO]

                                  GARY T. CRUM
                            DIRECTOR OF INVESTMENTS

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM


/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INVESTORS SEEK SAFEST ISSUES, FLEE HIGH-YIELD BONDS

WHAT WERE AIM GLOBAL INCOME FUND'S RESULTS FOR THE FISCAL YEAR?

Though facing a market that frequently reversed course, the fund maintained its focus on its primary goal, continuing to provide its shareholders with attractive current income. As of October 31, 2002, the fund's 30-day distribution rate at maximum offering price was 5.85% for Class A shares and 5.64% for Class B and Class C shares. Its 30-day yield was 5.05% for Class A shares and 4.86% for Class B and Class C shares. Had the advisor not waived fees and expenses, its 30-day yield would have been 4.85% for Class A shares and 4.65% for Class B and Class C shares.

   The fund's total returns for the 12 months ended October 31, 2002 (excluding sales charges) were -3.33% for Class A shares and -3.93% for Class B and Class C shares. Returns were hampered by holdings in the high yield sector. As measured by the Lipper High Yield Bond Fund Index, that sector experienced a disappointing -5.97% total return this year.Global government securities boosted results; the Salomon Brothers World Government Bond Index returned 9.15%.

HOW DID ECONOMIC TRENDS AFFECT BONDS DURING THE FISCAL YEAR?

The U.S. economy emerged in the fourth quarter of 2001 from the recession that had gripped it for the previous three quarters, and continued to grow throughout the fund's fiscal year. Initially, investors moved money back into stocks, and bond prices sagged. But early in the second quarter, the stock market resumed its long decline. Apprehension kept volatility high. Often, if one prominent company missed its earnings forecast, values dropped sharply for its entire sector's stocks. Bonds again became a refuge, and the safest issues were most in demand; values rose, compressing yields. But in early October, stocks rallied and bonds dipped.

WHAT SECTORS PERFORMED BEST IN THE BOND MARKET?

In the United States, Treasuries tallied the best total returns for the year, then agency bonds, mortgage-backed securities and investment-grade corporate bonds.

   U.S. government securities had one of the best quarterly performances in more than a decade in the third quarter of 2002. On average, agency issues and mortgage-backed securities had positive returns, while results for corporate debt were negative; high-yield bonds, as mentioned, came in last. On the whole, bonds of financial institutions suffered less than those of industrials, which held up better than utilities.

   Weak corporate earnings led to credit quality downgrades for many firms. Investors' anxiety about possible defaults depressed bond values, sharply widening yield spreads vs. Treasuries even for high-quality corporate debt.

   Globally, government bonds outperformed corporates for the year as economic growth remained anemic. European bonds rallied in the third quarter of 2002, but did not outperform U.S. issues; UK fixed-income securities outperformed both, while the Asia-Pacific region underperformed.

PORTFOLIO COMPOSITION

====================================================================================================================================
                                                                                                                            % OF
INVESTMENT TYPE BREAKDOWN          TOP 10 HOLDINGS                                                  COUPON    MATURITY    PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

           [PIE CHART]              1. Canadian Government, Bonds                                    6.00%       6/08        5.1%

CASH & OTHER                 3%     2. Bundesrepublik Deutschland--Series 2002, Bonds                5.00        7/12        5.0

U.S. GOVERNMENT & AGENCY     5%     3. United Kingdom (Treasury of), Bonds                           7.25       12/07        3.6

U.S. MORTGAGE-BACKED         6%     4. Canadian Government, Bonds                                    6.63       10/07        2.1

U.S. CORPORATE (UTILITIES)   6%     5. Kreditanstalt fuer Wiederaufbau, Sr. Unsec. Unsub. Notes      5.25        7/12        2.0

FOREIGN GOVERNMENT          16%     6. Hellenic Republic, Bonds                                      6.00        5/10        2.0

U.S. CORPORATE (FINANCE)    16%     7. Newfield Exploration Co., Sr. Unsec. Unsub. Notes             7.63        3/11        1.8

FOREIGN CORPORATE           20%     8. Federal National Mortgage Association--Series E,
                                       Sr. Unsub. Medium Term Notes                                  6.38        8/07        1.7
U.S. CORPORATE
(INDUSTRIAL & OTHERS)       28%     9. Niagara Mohawk Power Corp.--Series H, Sr. Unsec. Disc. Notes  8.50        7/10        1.5

                                   10. KFW International Finance, Unsec. Gtd
                                       Unsub. Medium Term Euro Notes                                 7.25        7/07        1.4

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

================================================================================

                             IN THE UNITED STATES,

                             TREASURIES TALLIED THE

                             BEST TOTAL RETURNS FOR

                             THE YEAR, THEN AGENCY

                                BONDS, MORTGAGE-

                             BACKED SECURITIES AND

                                INVESTMENT-GRADE

                                CORPORATE BONDS.

================================================================================

HOW DID YOU MANAGE THE FUND TO RESPOND TO THESE TRENDS?

AIM Global Income Fund continued to invest primarily in corporate and government bonds of the United States and developed countries, emphasizing investment-grade bonds while also offering exposure to high-yield bonds.

   During the second half of the fiscal year we trimmed holdings in industrials and utilities, where results had been lagging, and purchased more in the financial sector to capture relative outperformance.

   We also increased our international holdings during the latter part of the fiscal year. While corporate bonds remained significant in the portfolio, most of the larger international holdings were government bonds, which did exceptionally well this year.

   During the second and third quarters of 2002 the high-yield market took a steep downward turn, causing the fund's high-yield component to exert a negative impact on fund performance, so we began decreasing the proportion of the portfolio in high-yield holdings and adding more higher-quality securities. Throughout the fiscal year the fund's average credit rating remained A. As of October 31, 2002, there were 217 holdings.

WHAT WAS THE SITUATION AT THE END OF THE FUND'S FISCAL YEAR?

Mixed economic results suggested slow growth. Third-quarter GDP growth was healthy, but the Federal Reserve Board (the Fed) observed sluggish economic activity and weak retail sales in September and early October. A weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid concerns about the strength of the economy.

   The direction of the market remained unpredictable, as economic and geopolitical uncertainties kept investors on edge. Though stocks were rising and bonds falling at the close of the fiscal year, economists lacked consensus on when the economy was likely to strengthen enough for the Fed to begin raising rates. Historically, the principal values of fixed-income securities have tended to decline as interest rates rise, so investors should take care to maintain realistic expectations and to keep their portfolios well diversified to counteract risk. However, we believe the portfolio is well positioned to take advantage of a variety of potential market conditions.

================================================================================

                           PORTFOLIO MANAGEMENT TEAM
                                 AS OF 10/31/02
                                ROBERT G. ALLEY
                                 JAN H. FRIEDLI
                                CAROLYN L. GIBBS

                          See important fund and index
                        disclosures inside front cover.


                                    [GRAPHIC]

                           For More Information Visit
                               AIMinvestments.com

================================================================================


as of 10/31/02, based on total net assets

=======================================================================================
TOP COUNTRIES               TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------
       [PIE CHART]           1. Sovereign Debt                                   25.5%

CASH & OTHER        4.4%     2. Banks                                             9.3

CAYMAN ISLANDS      0.2%     3. Oil & Gas Exploration & Production                7.7

ITALY               0.4%     4. Broadcasting & Cable TV                           7.4

NETHERLANDS         0.7%     5. Electric Utilities                                7.2

MEXICO              1.2%     6. Diversified Financial Services                    6.3

GREECE              2.0%     7. Federal National Mortgage Association (FNMA)      3.3

UNITED KINGDOM      5.3%     8. Consumer Finance                                  3.3

GERMANY             8.1%     9. Integrated Oil & Gas                              3.1

CANADA             14.2%    10. Publishing                                        2.1

U.S.A              63.5%

=======================================================================================

FUND PERFORMANCE

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
9/15/94-10/31/02

=========================================================================================
DATE        AIM GLOBAL INCOME FUND   AIM GLOBAL INCOME FUND   SALOMON BROTHERS
            CLASS A SHARES           CLASS B SHARES           WORLD GOVERNMENT BOND INDEX
-----------------------------------------------------------------------------------------
09/15/94     9525                    10000                    10000
10/94        9614                    10079                    10233
1/95         9672                    10128                    10334
4/95        10315                    10789                    11436
7/95        10712                    11182                    11855
10/95       11159                    11646                    11790
1/96        11465                    11948                    11899
4/96        11457                    11925                    11774
7/96        11695                    12158                    12098
10/96       12298                    12770                    12423
1/97        12466                    12929                    12151
4/97        12425                    12870                    11863
7/97        13094                    13545                    12235
10/97       13410                    13855                    12748
1/98        13768                    14219                    12636
4/98        14032                    14460                    12814
7/98        14135                    14560                    12880
10/98       13940                    14326                    14346
1/99        14385                    14765                    14296
4/99        14281                    14654                    13866
7/99        13793                    14134                    13722
10/99       13669                    13986                    13994
1/00        13614                    13911                    13519
4/00        13410                    13684                    13385
7/00        13560                    13803                    13584
10/00       13481                    13719                    13284
1/01        14219                    14454                    14016
4/01        13981                    14177                    13558
7/01        14358                    14555                    13730
10/01       14644                    14827                    14464
1/02        14391                    14554                    13638
4/02        14261                    14404                    14159
7/02        13770                    13881                    15413
10/02       14159                    14261                    15789

Source: Lipper, Inc.

=========================================================================================

Past performance cannot guarantee comparable future results.

The chart compares AIM Global Income Fund Class A and Class B shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 9/15/94-10/31/02. (Please note that performance results for the index are for the period 8/31/94-10/31/02.) It is important to understand the difference between your fund and an index. Market indexes, such as the Salomon Brothers World Government Bond Index, are not managed and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

   Your fund's total return includes sales charges, expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

   Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or on sale of fund shares. Performance for the indexes does not reflect the effects of taxes.

   This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

FUND RETURNS
as of 10/31/02

================================================================================
YIELD ADVANTAGE                        AVERAGE ANNUAL TOTAL RETURNS
30-Day Yield as of 10/31/02            including sales charges
--------------------------------------------------------------------------------
             [BAR CHART]               CLASS A SHARES
                                       Inception (9/15/94)   4.37%
5-YEAR U.S. TREASURY NOTES    2.74%     5 Years              0.10
                                        1 Year              -7.91
10-YEAR U.S. TREASURY NOTES   3.91%
                                       CLASS B SHARES
AIM GLOBAL INCOME FUND                 Inception (9/15/94)   4.47%
CLASS B & C SHARES            4.86%     5 Years              0.25
                                        1 Year              -8.46
AIM GLOBAL INCOME FUND
CLASS A SHARES                5.05%    CLASS C SHARES
                                       Inception (8/4/97)    1.09%
                                        5 Years              0.55
                                        1 Year              -4.83

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns, including sales charges, as of 9/30/02, the most recent calendar quarter-end, which were: Class
A shares, inception (9/15/94), 4.54%; 5 years, 0.44%; 1 year, -4.72%. Class B shares, inception (9/15/94), 4.64%; 5 years, 0.59%; 1 year, -5.19%. Class C shares, inception (8/4/97), 1.33%; 5 years, 0.89%; 1 year, -1.44%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY
MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR
FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

Source: Lehman Brothers

================================================================================

                                        6

EDUCATION AND PLANNING

OLD BUT GOOD ADVICE--THINK LONG TERM AND STAY DIVERSIFIED

There have been a lot of bumps in the investing road since the stock market peaked in 2000, and you may have been tempted to simply stay out of the markets. Or you may have jumped around in the market, looking for hot funds. Both are bad ideas. Stay invested and diversify.

MARKETS HAVE DELIVERED

Of the 10 calendar years ended December 31, 2001, only two were negative for the S&P 500 (and they were the first back-to-back negative years since the 1970s).

   In fact, for the five years ended December 31--a period that includes a two-year bear market, the worst one in a generation--the S&P 500 produced double-digit average annual total returns. (Of course, past performance cannot guarantee comparable future results.)

   Long-term (1900 through 2001) the performance of the U.S. stock market is excellent: 69 years with positive performance vs. 33 with negative performance. In addition, when the market rises, it tends to rise more than it falls during negative years. The average return for the market's 33 down years was -13.18%. But for the 69 up years, its average return was 22.46%.*

IT'S TIME, NOT TIMING

Research shows that pulling out of the stock market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. Even when markets have been as volatile as they have been the past few years, you were better off staying the course than trying to guess when to get out and get back in.

DIVERSIFICATION MATTERS

Markets and sectors have always gone in and out of favor, and they always will. Diversification is still the key to a strong portfolio in any market. The table of year-by-year results below shows bonds as the best choice over the past two years. That doesn't mean junk everything else and invest in bonds. It means stay diversified. When domestic and foreign stocks rebound, be certain you're invested in them.

DON'T TRAVEL ALONE

You are bound to meet more obstacles and detours before you reach your investment destination. The road will feel a lot smoother if you travel with a financial advisor, someone who knows your goals, how much risk you can take and what investments will suit you best.

* Markets are represented by the Dow Jones Industrial Average from 1900 through 1927 and by the S&P 500 from 1928 through 2001.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE.

Results are based on total returns and include reinvestment of dividends. An investment cannot be made directly in an index. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

THE LONG AND SHORT OF INVESTING

THE PENALTY FOR MISSING THE MARKET

S&P 500 9/30/92-9/30/02

=======================================================
PERIOD                    AVERAGE ANNUAL      GROWTH
OF INVESTMENT              TOTAL RETURN     OF $10,000
-------------------------------------------------------
Staying the Course             9.00%         $23,674
Miss the 10 Best Days          4.05           14,868
Miss the 20 Best Days         -0.40           10,406
Miss the 30 Best Days         -2.56            7,712
Miss the 40 Best Days         -5.09            5,933
Miss the 60 Best Days         -9.42            3,718

Sources: FactSet Research Systems, Lipper, Inc.

-------------------------------------------------------

YEAR BY YEAR RESULTS

Average total returns for three asset classes

================================================================================
                               FOREIGN STOCKS          U.S. BONDS
             U.S. STOCKS   (MSCI EAFE--Registered   (LEHMAN AGGREGATE
YEAR          (S&P 500)       Trademark-- INDEX)       BOND INDEX)
--------------------------------------------------------------------------------
1997           33.35%              1.78%                9.65%
1998           28.60              20.00                 8.69
1999           21.03              26.96                -0.82
2000           -9.10             -14.17                11.63
2001          -11.88             -21.44                 8.44

The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE--Registered Trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International. The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-56.65%

Aerospace & Defense-0.72%

Lockheed Martin Corp., Unsec. Gtd. Unsub.
  Notes, 7.25%, 05/15/06                       $  400,000   $    454,672
------------------------------------------------------------------------
Raytheon Co., Notes, 6.75%, 08/15/07              425,000        461,907
========================================================================
                                                                 916,579
========================================================================

Apparel Retail-0.21%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                250,000        252,500
------------------------------------------------------------------------
Gap, Inc. (The), Unsec. Unsub. Notes, 9.90%,
  12/15/05                                         15,000         15,075
========================================================================
                                                                 267,575
========================================================================

Automobile Manufacturers-0.75%

General Motors Corp., Unsec. Putable Deb.,
  8.80%, 03/01/21                               1,000,000        961,630
========================================================================

Banks-6.19%

Bank One Corp., Sr. Unsec. Unsub. Notes,
  7.63%, 08/01/05                                 500,000        564,815
------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                               1,000,000      1,148,250
------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05      600,000        648,570
------------------------------------------------------------------------
Citicorp, Jr. Unsec. Sub. Notes, 6.38%,
  01/15/06                                        375,000        405,225
------------------------------------------------------------------------
Dresdner Funding Trust I, Bonds, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $212,194)(a)                                    200,000        187,056
------------------------------------------------------------------------
Huntington National Bank, Sub. Notes, 6.60%,
  06/15/18                                        200,000        197,898
------------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05          400,000        412,596
------------------------------------------------------------------------
Santander Finance Issuances (Cayman Islands),
  Unsec. Gtd. Sub. Yankee Notes, 7.00%,
  04/01/06                                        200,000        207,772
------------------------------------------------------------------------
St. Paul Bancorp. Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                          200,000        210,072
------------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14       700,000        783,937
------------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/05                               1,500,000      1,635,690
------------------------------------------------------------------------
  7.50%, 04/15/05                               1,000,000      1,177,650
------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                          300,000        351,354
========================================================================
                                                               7,930,885
========================================================================

Brewers-0.36%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                                 425,000        464,019
========================================================================

Broadcasting & Cable TV-6.75%

ABC Family Worldwide Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07(b)                      135,732        143,027
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
Broadcasting & Cable TV-(Continued)

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(c)                   $  700,000   $    232,750
------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Yankee Notes, 7.30%,
  10/15/06                                        700,000        727,741
------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  10.75%, 10/01/09                                570,000        255,075
------------------------------------------------------------------------
  11.13%, 01/15/11                                290,000        129,775
------------------------------------------------------------------------
Cox Communications, Inc., Sr. Unsec. Notes,
  2.47%, 11/07/02                                 500,000        501,255
------------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
  7.88%, 02/15/18                               1,000,000        775,000
------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.25%, 07/15/08                               1,295,000      1,055,425
------------------------------------------------------------------------
  7.88%, 12/15/07                               1,750,000      1,452,500
------------------------------------------------------------------------
Knology, Inc., Sr. Unsub. Disc. Notes,
  11.88%, 10/15/07                                520,000        150,800
------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                          650,000        646,750
------------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.25%, 04/11/10            300,000        247,533
------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/26                                 250,000        247,482
------------------------------------------------------------------------
  8.75%, 08/01/15                                 750,000        704,062
------------------------------------------------------------------------
Time Warner Inc.,
  Unsec. Deb., 9.15%, 02/01/23                    400,000        407,000
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   100,000        102,250
------------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A, Sr.
  Notes, 8.38%, 07/01/13                          835,000        866,312
========================================================================
                                                               8,644,737
========================================================================

Casinos & Gambling-0.68%

Boyd Gaming Corp., Sr. Unsec. Sub. Notes,
  8.75%, 04/15/12                                 290,000        294,350
------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12                370,000        381,100
------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                          200,000        201,500
========================================================================
                                                                 876,950
========================================================================

Computer Hardware-0.52%

IBM Corp., Deb., 8.38%, 11/01/19                  550,000        672,309
========================================================================

Construction Materials-0.30%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                         400,000        388,000
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

Consumer Finance-3.27%

CitiFinancial Credit Co.,
  Notes, 6.63%, 06/01/15                       $  100,000   $    109,251
------------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                    50,000         55,334
------------------------------------------------------------------------
  Unsec. Putable Notes, 7.88%, 02/01/05         1,500,000      1,719,165
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                          400,000        373,740
------------------------------------------------------------------------
  Unsec. Notes,
  2.01%, 03/17/03                                 125,000        124,390
------------------------------------------------------------------------
  6.88%, 02/01/06                                 400,000        372,044
------------------------------------------------------------------------
  7.38%, 10/28/09                                 200,000        182,606
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Medium Term Notes, 5.25%, 05/16/05              200,000        196,278
------------------------------------------------------------------------
  Notes, 6.85%, 06/17/04                          375,000        383,122
------------------------------------------------------------------------
  Unsec. Unsub. Notes,
  6.13%, 02/01/07                                 250,000        241,815
------------------------------------------------------------------------
  7.63%, 06/15/04                                 200,000        206,272
------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
  6.50%, 01/24/06                                 250,000        223,400
========================================================================
                                                               4,187,417
========================================================================

Distillers & Vintners-0.23%

Diageo PLC, Sr. Unsec. Gtd. Putable Notes,
  7.45%, 04/15/05                                 250,000        291,897
========================================================================

Diversified Chemicals-0.11%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08         160,000        144,800
========================================================================

Diversified Financial Services-4.80%

Associates Corp. of North America, Sr. Notes,
  5.80%, 04/20/04                                 250,000        262,307
------------------------------------------------------------------------
Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                        500,000        729,835
------------------------------------------------------------------------
Bombardier Capital Inc., Notes, 7.50%,
  08/15/04 (Acquired 06/19/02; Cost
  $106,465)(a)                                    100,000         93,398
------------------------------------------------------------------------
CIT Group Inc., Sr. Notes, 7.13%, 10/15/04        150,000        153,532
------------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                 275,000        287,229
------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Notes, 6.63%,
  06/15/32                                        900,000        916,893
------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 05/09/01-05/01/02; Cost
  $949,738)(a)                                    900,000        986,895
------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Notes,
  5.00%, 06/15/07                                 200,000        209,726
------------------------------------------------------------------------
  6.80%, 11/01/05                                 100,000        111,217
------------------------------------------------------------------------
John Hancock Global Funding II,
  Medium Term Notes, 6.50%, 03/01/11
  (Acquired 07/24/02; Cost $421,776)(a)           400,000        429,924
------------------------------------------------------------------------
  Notes, 5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $199,890)(a)                               200,000        208,508
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
Diversified Financial Services-(Continued)

Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.94%,
  02/10/28 (d)                                 $1,100,000   $    155,639
------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                        150,000        180,577
------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                          500,000        560,575
------------------------------------------------------------------------
Swiss Bank Corp., Sub. Notes, 7.38%, 06/15/17     350,000        412,839
------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          300,000        339,414
------------------------------------------------------------------------
Wells Fargo Financial, Inc., Notes, 6.13%,
  02/15/06                                        100,000        109,170
========================================================================
                                                               6,147,678
========================================================================

Diversified Metals & Mining-0.21%

Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                                 250,000        269,208
========================================================================

Electric Utilities-6.51%

AES Corp. (The), Sr. Unsec. Unsub. Notes,
  8.75%, 12/15/02                               1,350,000      1,208,251
------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        390,000        128,700
------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           500,000        517,995
------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                 570,000        424,650
------------------------------------------------------------------------
Cogentrix Energy, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 10/15/08                     600,000        180,000
------------------------------------------------------------------------
Duke Energy Corp., Bonds, 6.45%, 10/15/32         270,000        251,980
------------------------------------------------------------------------
El Paso Electric Co.,
  Series D, Sr. Sec. First Mortgage Bonds,
  8.90%, 02/01/06                                 760,000        751,891
------------------------------------------------------------------------
  Series E, Sr. Sec. First Mortgage Bonds,
  9.40%, 05/01/11                               1,000,000      1,025,570
------------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Yankee Bonds,
  9.40%, 02/01/21(e)                              525,000        731,005
------------------------------------------------------------------------
Kincaid Generation LLC, Sr. Sec. Bonds,
  7.33%, 06/15/20 (Acquired 04/30/98; Cost
  $471,519)(a)                                    470,357        456,533
------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                280,000         71,400
------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10 (b)       1,750,000      1,862,263
------------------------------------------------------------------------
Public Service Company of New Mexico-Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            120,000        128,623
------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Unsec. Notes,
  6.25%, 01/15/09                                 620,000        609,807
========================================================================
                                                               8,348,668
========================================================================

Employment Services-0.06%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                         200,000         79,000
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

Environmental Services-0.26%

Browning-Ferris Industries, Inc., Deb.,
  9.25%, 05/01/21                              $  350,000   $    337,750
========================================================================

Forest Products-0.12%

Louisiana-Pacific Corp., Sr. Unsec. Notes,
  8.50%, 08/15/05                                 155,000        157,325
========================================================================

Gas Utilities-1.68%

El Paso Corp., Sr. Medium Term Notes, 8.05%,
  10/15/30                                        250,000        148,438
------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 650,000        541,938
------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Unsec.
  Yankee Deb., 8.63%, 05/15/12                  1,200,000      1,464,468
========================================================================
                                                               2,154,844
========================================================================

Health Care Facilities-0.38%

Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Notes, 10.38%, 02/15/09                    450,000        481,500
========================================================================

Homebuilding-0.60%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    500,000        527,500
------------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.13%, 05/01/12                          285,000        235,125
========================================================================
                                                                 762,625
========================================================================

Industrial Machinery-0.16%

Pall Corp., Notes, 6.00%, 08/01/12 (Acquired
  08/01/02; Cost $199,898)(a)                     200,000        207,060
========================================================================

Integrated Oil & Gas-3.15%

BP Canada Finance Co. (Canada), Yankee Bonds,
  3.38%, 10/31/07                               1,000,000      1,006,030
------------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes,
  7.13%, 11/15/06                                 600,000        668,076
------------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28                   250,000        275,448
------------------------------------------------------------------------
Occidental Petroleum Corp.,
  Sr. Putable Deb., 9.25%, 08/01/04               950,000      1,213,549
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.38%, 11/15/08               750,000        868,965
========================================================================
                                                               4,032,068
========================================================================

Integrated Telecommunication Services-0.95%

GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                    200,000        213,990
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Notes, 6.00%, 01/15/07          300,000        243,375
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Gtd. Notes, 6.13%,
    11/15/08                                      400,000        313,000
------------------------------------------------------------------------
  Unsec. Gtd. Notes, 8.75%, 03/15/32              120,000         90,450
------------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19               200,000        140,750
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
Integrated Telecommunication Services-(Continued)

Verizon Global Funding Corp., Sr. Unsec.
  Notes, 6.13%, 06/15/07                       $  200,000   $    212,270
========================================================================
                                                               1,213,835
========================================================================

Life & Health Insurance-0.13%

American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                        150,000        171,480
========================================================================

Multi-Line Insurance-0.26%

AIG SunAmerica Global Financing IX, Bonds,
  6.90%, 03/15/32 (Acquired 07/31/02; Cost
  $313,425)(a)                                    300,000        326,637
========================================================================

Oil & Gas Drilling-1.28%

Northern Natural Gas, Notes, 5.38%, 10/31/12
  (Acquired 10/09/02; Cost $234,669)(a)           235,000        228,975
------------------------------------------------------------------------
Transocean Inc., Unsec. Notes, 6.95%,
  04/15/08                                      1,270,000      1,417,218
========================================================================
                                                               1,646,193
========================================================================

Oil & Gas Equipment & Services-1.21%

National-Oilwell, Inc.-Series B, Sr. Unsec.
  Notes, 6.50%, 03/15/11                        1,000,000      1,036,240
------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                        500,000        518,790
========================================================================
                                                               1,555,030
========================================================================

Oil & Gas Exploration & Production-7.68%

Amerada Hess Corp., Unsec. Notes, 5.30%,
  08/15/04                                        100,000        104,732
------------------------------------------------------------------------
Anadarko Petroleum Corp.,
  Unsec. Notes,
  6.75%, 05/15/08                                 300,000        342,432
------------------------------------------------------------------------
  Unsec. Putable Deb.,
  7.73%, 09/15/26                               1,200,000      1,373,292
------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Canada),
  Unsec. Yankee Notes, 6.70%, 07/15/11            275,000        307,687
------------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired
  08/17/01-07/31/02; Cost $627,453)(a)            625,000        645,531
------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                          310,000        317,750
------------------------------------------------------------------------
Colorado Interstate Gas Co., Sr. Unsec. Deb.,
  10.00%, 06/15/05                                550,000        495,688
------------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        150,000        173,337
------------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Deb., 7.88%, 09/30/31                           500,000        579,670
------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          550,000        592,312
------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                        2,200,000      2,310,000
------------------------------------------------------------------------
Nexen, Inc. (Canada), Unsec. Unsub. Yankee
  Notes, 7.40%, 05/01/28                          655,000        604,709
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
Oil & Gas Exploration & Production-(Continued)

Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                     $1,750,000   $  1,573,670
------------------------------------------------------------------------
Pogo Producing Co.-Series B, Sr. Unsec. Sub.
  Notes, 10.38%, 02/15/09                         395,000        428,575
========================================================================
                                                               9,849,385
========================================================================

Oil & Gas Refining, Marketing &
  Transportation-1.20%

Petroleos Mexicanos (Mexico),
  Sr. Unsec. Gtd. Putable Yankee Bonds,
  9.38%, 12/02/08                                 480,000        526,200
------------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
  Bonds, 9.50%, 03/15/06                          900,000      1,006,902
========================================================================
                                                               1,533,102
========================================================================

Packaged Foods & Meats-0.11%

Dole Foods Co., Inc., Sr. Unsec. Notes,
  7.25%, 05/01/09                                 160,000        146,000
========================================================================

Paper Products-0.18%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08               220,000        229,900
========================================================================

Pharmaceuticals-0.24%

Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                        275,000        307,211
========================================================================

Property & Casualty Insurance-0.30%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $354,457)(a)                                    355,000        381,014
========================================================================

Publishing-2.15%

News America Holdings,
  Putable Notes, 8.45%, 08/01/06                1,200,000      1,300,428
------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                  600,000        681,948
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Deb., 7.43%,
    10/01/06                                      500,000        521,730
------------------------------------------------------------------------
News America Inc., Sr. Putable Deb., 6.75%,
  01/09/10                                        250,000        247,978
========================================================================
                                                               2,752,084
========================================================================

Railroads-0.59%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/05                                        350,000        383,985
------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10               375,000        376,875
========================================================================
                                                                 760,860
========================================================================

Real Estate Investment Trusts-1.45%

EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18               100,000        110,844
------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12              150,000        157,947
------------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/15/04                   200,000        207,798
------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                 300,000        313,914
------------------------------------------------------------------------
Host Marriott L.P.,
  Series E, Sr. Sec. Gtd. Notes, 8.38%,
  02/15/06                                        225,000        219,375
------------------------------------------------------------------------
  Series I, Unsec. Gtd. Notes, 9.50%,
    01/15/07                                      375,000        375,000
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
Real Estate Investment Trusts-(Continued)

iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                              $  190,000   $    190,950
------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                 250,000        279,343
========================================================================
                                                               1,855,171
========================================================================

Sovereign Debt-0.56%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                          200,000        207,258
------------------------------------------------------------------------
Region of Lombardy (Italy), Unsec. Yankee
  Notes, 5.80%, 10/25/32                          500,000        507,781
========================================================================
                                                                 715,039
========================================================================

Specialty Chemicals-0.03%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11                                  90,000         35,550
========================================================================

Specialty Stores-0.31%

CSK Auto, Inc., Sr. Unsec. Gtd. Notes,
  12.00%, 06/15/06                                380,000        400,900
========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $74,062,527)                                72,603,915
========================================================================

                                               PRINCIPAL
                                               AMOUNT(f)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-27.87%

Canada-9.15%

Bell Mobility Cellular Inc. (Wireless
  Telecommunication Services), Unsec. Deb.,
  6.55%, 06/02/08                       CAD       750,000        492,157
------------------------------------------------------------------------
Canadian Government (Sovereign Debt),
  Bonds,
  5.75%, 06/01/29                       CAD       300,000        197,741
------------------------------------------------------------------------
  6.00%, 06/01/08                       CAD     9,520,000      6,596,851
------------------------------------------------------------------------
  6.63%, 10/03/07                       NZD     5,375,000      2,659,091
------------------------------------------------------------------------
  Gtd. Bonds,
  7.00%, 12/01/06                       CAD       300,000        214,388
------------------------------------------------------------------------
  7.25%, 06/01/07                       CAD       900,000        652,626
------------------------------------------------------------------------
  9.00%, 03/01/11                       CAD       500,000        409,781
------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14                       CAD       300,000        164,142
------------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)-Series
  V,
  Unsec. Deb., 6.45%, 12/18/06            CAD     500,000        338,598
========================================================================
                                                              11,725,375
========================================================================

Germany-8.12%

Bundesrepublik Deutschland (Sovereign
  Debt)-Series 2002, Bonds, 5.00%,
  07/04/12  EUR                                 6,250,000      6,429,091
------------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau (Banks),
  Sr. Unsec. Unsub. Gtd. Notes,
  3.50%, 11/15/05                       EUR     1,400,000      1,388,006
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                               AMOUNT(F)       VALUE
------------------------------------------------------------------------
Germany-(Continued)

  Sr. Unsec. Unsub. Notes, 5.25%, 07/04/12EUR   2,500,000   $  2,587,288
========================================================================
                                                              10,404,385
========================================================================

Greece-2.01%

Hellenic Republic (Sovereign Debt), Bonds,
  6.00%, 05/19/10                       EUR     2,400,000      2,580,131
========================================================================

Netherlands-0.74%

Olivetti International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd. Medium Term Euro
  Notes, 6.13%, 07/30/09  EUR                     290,000        283,006
------------------------------------------------------------------------
Vodafone Finance B.V. (Wireless
  Telecommunication Services), Unsec. Unsub.
  Gtd. Euro Bonds, 4.75%, 05/27/09        EUR     690,000        662,501
========================================================================
                                                                 945,507
========================================================================

United States of America-3.14%

Federal National Mortgage Association
  (Sovereign Debt)-Series E, Sr. Unsub.
  Medium Term Notes, 6.38%, 08/15/07      AUD   3,785,000      2,184,799
------------------------------------------------------------------------
KFW International Finance (Sovereign Debt),
  Unsec. Gtd. Unsub. Medium Term Euro Notes,
  7.25%, 07/16/07                       AUD     3,100,000      1,845,165
========================================================================
                                                               4,029,964
========================================================================

United Kingdom-4.71%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV), Sr. Unsec. Gtd.
  Unsub. Bonds, 7.75%, 07/09/09           GBP     450,000        706,086
------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (Electric
  Utilities),
  Gtd. Euro Bonds, 8.63%, 06/30/22        GBP     437,150        729,178
------------------------------------------------------------------------
United Kingdom (Treasury of) (Sovereign
  Debt), Bonds, 7.25%, 12/07/07           GBP   2,600,000      4,606,756
========================================================================
                                                               6,042,020
========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $34,748,589)                                35,727,382
========================================================================

                                                 SHARES
WARRANTS & OTHER EQUITY INTERESTS-0.62%

Broadcasting & Cable TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(g)(h)               700              0
========================================================================

Marine Ports & Services-0.00%

First Wave Marine, Inc.(h)(i)                         478          4,661
========================================================================

Railroads-0.00%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/01/00; Cost $0)(a)(g)                  375          4,594
========================================================================

Real Estate Investment Trusts-0.62%

First Republic Capital Corp.-Series A-Pfd.
  (Acquired 05/26/99; Cost $750,000)(a)               750        787,500
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Wireless Telecommunication Services-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(g)                            535   $          5
========================================================================
    Total Warrants & Other Equity Interests
      (Cost $1,002,813)                                          796,760
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-4.81%

Federal Home Loan Mortgage Corp.
  (FHLMC)-1.18%

Pass Through Ctfs.,
  8.50%, 03/01/10                              $  328,373        354,843
------------------------------------------------------------------------
  6.00%, 06/01/17                                 456,507        475,712
------------------------------------------------------------------------
  7.00%, 07/01/29                                  46,138         48,218
------------------------------------------------------------------------
  6.50%, 01/01/31                                 610,962        634,157
========================================================================
                                                               1,512,930
========================================================================

Federal National Mortgage Association
  (FNMA)-3.27%

Pass Through Ctfs.,
  6.50%, 10/01/16 to 11/01/31                   1,682,211      1,746,574
------------------------------------------------------------------------
  7.00%, 07/01/29 to 12/01/31                   1,007,524      1,052,994
------------------------------------------------------------------------
  7.50%, 10/01/29 to 06/01/31                     816,370        863,851
------------------------------------------------------------------------
  8.00%, 06/01/31                                 321,509        343,907
------------------------------------------------------------------------
Unsec. Notes,
  6.00%, 05/15/11                                  77,000         85,908
------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.25%, 08/01/12                                 100,000        102,410
========================================================================
                                                               4,195,644
========================================================================

Government National Mortgage Association
  (GNMA)-0.36%

Pass Through Ctfs.,
  8.00%, 09/20/26                                 429,972        461,073
========================================================================
    Total U.S. Government Agency Securities
      (Cost $6,021,399)                                        6,169,647
========================================================================

U.S. TREASURY SECURITIES-2.78%

U.S. Treasury Notes-1.01%

3.25%, 12/31/03                                 1,275,000      1,302,323
========================================================================

U.S. Treasury Bonds-1.77%

7.25%, 05/15/16                                 1,200,000      1,516,488
------------------------------------------------------------------------
6.25%, 08/15/23                                   650,000        746,987
========================================================================
                                                               2,263,475
========================================================================
    Total U.S. Treasury Securities (Cost
      $3,618,557)                                              3,565,798
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

ASSET-BACKED SECURITIES-2.90%

Airlines-1.23%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $438,618)(a)                                 $  438,618   $    155,709
------------------------------------------------------------------------
Continental Airlines, Inc.,
  Series 974A, Pass Through Ctfs., 6.90%,
  01/02/18                                        522,516        414,998
------------------------------------------------------------------------
  Series 2000-1, Class A-1, Sr. Sec. Pass
  Through Ctfs., 8.05%, 11/01/20                  283,293        216,011
------------------------------------------------------------------------
  Series 2000-2, Class A-1, Sr. Sec. Pass
  Through Ctfs., 7.71%, 04/02/21                  299,314        225,234
------------------------------------------------------------------------
United Air Lines, Inc.-Series 2000-1, Class
  A-2, Pass Through Ctfs., 7.73%, 07/01/10        800,000        562,000
========================================================================
                                                               1,573,952
========================================================================

Diversified Financial Services-1.51%

Citicorp Lease-Series 1999-1,
  Class A1, Pass Through Ctfs., 7.22%,
  06/15/05 (Acquired 10/03/02; Cost
  $169,205)(a)                                    156,252        170,041
------------------------------------------------------------------------
  Class A2, Pass Through Ctfs., 8.04%,
  12/15/19 (Acquired 06/01/00-01/25/01; Cost
  $1,114,660)(a)                                1,100,000      1,240,437
------------------------------------------------------------------------
Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $499,340)(a)                               500,000        523,707
========================================================================
                                                               1,934,185
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

Electric Utilities-0.16%

Beaver Valley II Funding Corp., SLOBS, 9.00%,
  06/01/17                                     $  200,000   $    201,834
========================================================================
    Total Asset-Backed Securities (Cost
      $4,262,012)                                              3,709,971
========================================================================

                                                 SHARES

MONEY MARKET FUNDS-2.02%

STIC Liquid Assets Portfolio(j)                 1,293,524      1,293,524
------------------------------------------------------------------------
STIC Prime Portfolio(j)                         1,293,524      1,293,524
========================================================================
    Total Money Market Funds (Cost
      $2,587,048)                                              2,587,048
========================================================================
TOTAL INVESTMENTS-97.65% (Cost $126,302,945)                 125,160,521
========================================================================
OTHER ASSETS LESS LIABILITIES-2.35%                            3,007,923
========================================================================
NET ASSETS-100.00%                                          $128,168,444
________________________________________________________________________
========================================================================

Investment Abbreviations:

AUD     - Australian Dollar
CAD     - Canadian Dollar
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
Jr.     - Junior
N.A.    - National Association
NZD     - New Zealand Dollar
Pfd.    - Preferred
RAPS    - Redeemable and Putable Securities
REIT    - Real Estate Investment Trust
Sec.    - Secured
SLOBS   - Secured Lease Obligation Securities
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $7,033,524, which represented 5.49% of the Fund's net assets. The Fund has no rights to demand registration of these securities.
(b) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e) Secured by bond insurance provided by Ambac Assurance Corp.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Security fair valued in accordance with the procedures established by the Board of Directors.
(i) Non-income producing security.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $126,302,945)                                  $125,160,521
-------------------------------------------------------------
Foreign currencies, at value (cost $164,039)          168,111
-------------------------------------------------------------
Receivables for:
  Investments sold                                  2,606,219
-------------------------------------------------------------
  Capital stock sold                                   58,135
-------------------------------------------------------------
  Dividends and interest                            2,278,735
-------------------------------------------------------------
Investment for deferred compensation plan              28,494
-------------------------------------------------------------
Other assets                                           22,056
=============================================================
     Total assets                                 130,322,271
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             1,384,764
-------------------------------------------------------------
  Capital stock reacquired                            309,497
-------------------------------------------------------------
  Dividends                                           159,921
-------------------------------------------------------------
  Deferred compensation plan                           28,494
-------------------------------------------------------------
Accrued distribution fees                              82,038
-------------------------------------------------------------
Accrued directors' fees                                 2,683
-------------------------------------------------------------
Accrued transfer agent fees                            43,795
-------------------------------------------------------------
Accrued operating expenses                            142,635
=============================================================
     Total liabilities                              2,153,827
=============================================================
Net assets applicable to shares outstanding      $128,168,444
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $ 99,211,409
_____________________________________________________________
=============================================================
Class B                                          $ 26,348,392
_____________________________________________________________
=============================================================
Class C                                          $  2,608,643
_____________________________________________________________
=============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      12,105,945
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       3,215,224
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                         318,479
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       8.20
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.20 divided by
       95.25%)                                   $       8.61
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       8.19
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       8.19
_____________________________________________________________
=============================================================


Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Interest                                         $ 10,270,796
-------------------------------------------------------------
Dividends                                              78,750
-------------------------------------------------------------
Dividends from affiliated money market funds           24,327
=============================================================
     Total investment income                       10,373,873
=============================================================

EXPENSES:

Advisory fees                                         994,779
-------------------------------------------------------------
Administrative services fees                           50,000
-------------------------------------------------------------
Custodian fees                                         50,487
-------------------------------------------------------------
Distribution fees -- Class A                          530,933
-------------------------------------------------------------
Distribution fees -- Class B                          335,330
-------------------------------------------------------------
Distribution fees -- Class C                           23,917
-------------------------------------------------------------
Transfer agent fees                                   419,525
-------------------------------------------------------------
Directors' fees                                        11,051
-------------------------------------------------------------
Other                                                 162,821
=============================================================
     Total expenses                                 2,578,843
=============================================================
Less: Fees waived                                    (617,772)
-------------------------------------------------------------
    Expenses paid indirectly                           (2,366)
=============================================================
    Net expenses                                    1,958,705
=============================================================
Net investment income                               8,415,168
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (12,622,146)
-------------------------------------------------------------
  Foreign currencies                                  (19,979)
-------------------------------------------------------------
  Foreign currency contracts                         (442,442)
=============================================================
                                                  (13,084,567)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                              (789,841)
-------------------------------------------------------------
  Foreign currencies                                   (1,889)
-------------------------------------------------------------
  Foreign currency contracts                           16,888
=============================================================
                                                     (774,842)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                       (13,859,409)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $ (5,444,241)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  8,415,168    $ 10,697,877
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts          (13,084,567)     (5,983,174)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                            (774,842)      8,455,465
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (5,444,241)     13,170,168
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (6,559,894)     (7,062,623)
------------------------------------------------------------------------------------------
  Class B                                                       (1,908,170)     (3,320,823)
------------------------------------------------------------------------------------------
  Class C                                                         (135,148)       (126,329)
------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                         (325,653)       (159,295)
------------------------------------------------------------------------------------------
  Class B                                                         (102,465)        (29,780)
------------------------------------------------------------------------------------------
  Class C                                                           (7,344)         (6,068)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         (687,042)      3,294,103
------------------------------------------------------------------------------------------
  Class B                                                      (15,595,190)    (15,669,649)
------------------------------------------------------------------------------------------
  Class C                                                          632,175         404,143
==========================================================================================
    Net increase (decrease) in net assets                      (30,132,972)     (9,506,153)
==========================================================================================

NET ASSETS:

  Beginning of year                                            158,301,416     167,807,569
==========================================================================================
  End of year                                                 $128,168,444    $158,301,416
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $163,137,383    $194,968,488
------------------------------------------------------------------------------------------
  Undistributed net investment income                             (394,298)        (36,695)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (33,432,971)    (36,033,681)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                   (1,141,670)       (596,696)
==========================================================================================
                                                              $128,168,444    $158,301,416
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's primary investment objective is high current income. Its secondary objective is protection of principal and growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities and recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $229,868 reduction in the cost of securities and a corresponding $229,868 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $301,302, to increase net realized gains and losses by $74,127 and to increase net unrealized gains and losses by $227,175. As a result the net investment income per share decreased by $0.01, the net realized and unrealized gains and losses per share increased by $0.01, and the ratio of net investment income to average net assets decreased by 0.21%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.50%. In addition, AIM has voluntarily agreed to limit total annual operating expenses, subject to the exclusions previously listed, for Class A shares to 1.25% and this limitation may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $617,772.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $234,075 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $530,933, $335,330, and $23,917, respectively.

  AIM Distributors retained commissions of $10,512 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $5,756, $629 and $1,941 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,249 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 4--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,113 and reductions in custodian fees of $253 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,366.

NOTE 5--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan. During the year ended October 31, 2002, there were no securities on loan.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from ordinary
  income                              $8,603,212    $10,509,775
---------------------------------------------------------------
Return of capital                        435,462        195,143
===============================================================
                                      $9,038,674    $10,704,918
_______________________________________________________________
===============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation
  (depreciation)--investments                    $ (1,495,029)
-------------------------------------------------------------
Temporary book/tax differences                        (40,939)
-------------------------------------------------------------
Capital loss carryforward                         (33,432,971)
-------------------------------------------------------------
Capital (par value and additional paid-in)        163,137,383
=============================================================
                                                 $128,168,444
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization. Amount includes appreciation on foreign currencies of $754.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and retirement plan expenses.

The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2006                               $  3,646,989
-----------------------------------------------------------
October 31, 2007                                  7,391,799
-----------------------------------------------------------
October 31, 2008                                  2,830,735
-----------------------------------------------------------
October 31, 2009                                  6,435,460
-----------------------------------------------------------
October 31, 2010                                 13,127,988
===========================================================
                                               $ 33,432,971
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $101,043,917 and $119,669,055, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 5,274,583
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (6,770,366)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(1,495,783)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is
  $126,656,304.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of bond premium amortization, expired capital loss carryforward, foreign currency transactions, distributions in excess of income earnings and profits and other reclassifications on October 31, 2002, undistributed net investment income was increased by $495,771, undistributed net realized gains increased by $15,685,277 and paid in capital decreased by $16,181,048. This reclassification had no effect on the net assets of the Fund.

NOTE 11--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                             2002                          2001
                                                                  --------------------------    --------------------------
                                                                    SHARES         AMOUNT         SHARES         AMOUNT
  ------------------------------------------------------------------------------------------------------------------------
  Sold:
    Class A                                                       2,966,601*    $25,439,648*     2,787,887    $ 25,102,258
  ------------------------------------------------------------------------------------------------------------------------
    Class B                                                          608,823       5,175,923       825,098       7,447,312
  ------------------------------------------------------------------------------------------------------------------------
    Class C                                                          260,182       2,201,898       193,875       1,740,272
  ========================================================================================================================
  Issued as reinvestment of dividends:
    Class A                                                          594,914       5,055,107       588,019       5,302,446
  ------------------------------------------------------------------------------------------------------------------------
    Class B                                                          173,934       1,483,423       251,898       2,271,548
  ------------------------------------------------------------------------------------------------------------------------
    Class C                                                           13,549         114,744        11,169         100,688
  ========================================================================================================================
  Reacquired:
    Class A                                                       (3,675,293)    (31,181,797)   (3,007,557)    (27,110,601)
  ------------------------------------------------------------------------------------------------------------------------
    Class B                                                       (2,597,046)*   (22,254,536)*  (2,824,864)    (25,388,509)
  ------------------------------------------------------------------------------------------------------------------------
    Class C                                                         (199,780)     (1,684,467)     (160,298)     (1,436,817)
  ========================================================================================================================
                                                                  (1,854,116)   $(15,650,057)   (1,334,773)   $(11,971,403)
  ________________________________________________________________________________________________________________________
  ========================================================================================================================

* Includes automatic conversion of 1,148,045 shares of Class B shares in the amount of $9,915,121 to 1,153,847 shares of Class A shares in the amount of $9,915,121.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                              ---------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                               2002            2001        2000       1999       1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.05        $   8.91    $   9.72    $ 10.60    $ 10.93
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.52(a)(b)      0.61        0.66       0.67       0.71
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.82)           0.14       (0.79)     (0.86)     (0.27)
=======================================================================================================================
    Total from investment operations                            (0.30)           0.75       (0.13)     (0.19)      0.44
=======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.52)          (0.60)      (0.13)     (0.61)     (0.61)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --          --         --      (0.07)
-----------------------------------------------------------------------------------------------------------------------
  Returns of capital                                            (0.03)          (0.01)      (0.55)     (0.08)     (0.09)
=======================================================================================================================
    Total distributions                                         (0.55)          (0.61)      (0.68)     (0.69)     (0.77)
=======================================================================================================================
Net asset value, end of period                                $  8.20        $   9.05    $   8.91    $  9.72    $ 10.60
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(c)                                                 (3.33)%          8.64%      (1.38)%    (1.94)%     3.95%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $99,211        $110,579    $105,636    $51,077    $58,115
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.25%(d)        1.25%       1.25%      1.25%      1.23%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.69%(d)        1.66%       1.71%      1.67%      1.73%
=======================================================================================================================
Ratio of net investment income to average net assets             6.05%(a)(d)     6.75%       6.97%      6.54%      6.38%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                            73%             92%        184%        93%        47%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.53 and the ratio of net investment income to average net assets would have been 6.26%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(d)  Ratios are based on average daily net assets of $106,186,539.

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                               2002           2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.05        $  8.91    $  9.72    $ 10.59    $ 10.92
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.47(a)(b)     0.56       0.61       0.62       0.65
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.82)          0.14      (0.79)     (0.85)     (0.27)
=====================================================================================================================
    Total from investment operations                            (0.35)          0.70      (0.18)     (0.23)      0.38
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.48)         (0.55)     (0.12)     (0.56)     (0.55)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --             --         --         --      (0.07)
---------------------------------------------------------------------------------------------------------------------
  Returns of capital                                            (0.03)         (0.01)     (0.51)     (0.08)     (0.09)
=====================================================================================================================
    Total distributions                                         (0.51)         (0.56)     (0.63)     (0.64)     (0.71)
=====================================================================================================================
Net asset value, end of period                                $  8.19        $  9.05    $  8.91    $  9.72    $ 10.59
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                                 (3.93)%         8.08%     (1.94)%    (2.37)%     3.38%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $26,348        $45,510    $60,391    $34,423    $36,525
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.75%(d)       1.75%      1.75%      1.75%      1.75%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.19%(d)       2.16%      2.21%      2.17%      2.25%
=====================================================================================================================
Ratio of net investment income to average net assets             5.55%(a)(d)    6.25%      6.47%      6.04%      5.87%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                            73%            92%       184%        93%        47%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.49 and the ratio of net investment income to average net assets would have been 5.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $33,533,039.


                                                                                     CLASS C
                                                              -----------------------------------------------------

                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                               2002          2001         2000      1999      1998
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.05        $ 8.91       $ 9.71    $10.59    $10.92
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.47(a)(b)    0.56         0.60      0.62      0.66
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.82)         0.14        (0.77)    (0.86)    (0.28)
===================================================================================================================
    Total from investment operations                           (0.35)         0.70        (0.17)    (0.24)     0.38
===================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.48)        (0.55)       (0.12)    (0.56)    (0.55)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --            --           --        --     (0.07)
-------------------------------------------------------------------------------------------------------------------
  Returns of capital                                           (0.03)        (0.01)       (0.51)    (0.08)    (0.09)
===================================================================================================================
    Total distributions                                        (0.51)        (0.56)       (0.63)    (0.64)    (0.71)
===================================================================================================================
Net asset value, end of period                                $ 8.19        $ 9.05       $ 8.91    $ 9.71    $10.59
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                                (3.93)%        8.08%       (1.84)%    2.47%     3.39%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,609        $2,212       $1,780    $1,884    $1,785
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.75%(d)      1.75%        1.75%     1.75%     1.73%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.19%(d)      2.16%        2.21%     2.17%     2.22%
===================================================================================================================
Ratio of net investment income to average net assets            5.55%(a)(d)   6.25%        6.47%     6.04%     5.88%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                           73%           92%         184%       93%       47%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.49 and the ratio of net investment income to average net assets would have been 5.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $2,391,664.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM Global Income Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Income Fund (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the period then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

Directors and Officers

As of December 31, 2001

The address of each director and officer of AIM International Funds, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the          Director and/      Principal Occupation(s)                   Other Directorship(s)
Company                            or Officer Since   During Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1991               Chairman, President and Chief Executive   None
   Director, Chairman and                             Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Directors
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Director                                           McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1992               Chairman, Crockett Technology             ACE Limited (insurance
   Director                                           Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Director                                           (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Director                                           Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Director                                           Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Director                                           Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Director                                           of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1991               Partner, law firm of Pennock & Cooper     None
   Director
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Director
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1991               Executive Vice President, Development     None
   Director                                           and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

As of December 31, 2001


The address of each director and officer of AIM International Funds, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the          Director and/      Principal Occupation(s)                   Other Directorship(s)
Company                            or Officer Since   During Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1991               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1991               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994               Senior Vice President, A I M Capital      N/A
   Vice President                                     Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1991               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Company includes additional information about the Fund's Directors and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE DIRECTORS        TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2002, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 0.49% was derived from U.S. Treasury
Obligations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY
                           INTERNATIONAL/GLOBAL EQUITY
                                 DOMESTIC EQUITY
                                  FIXED INCOME

                                MORE CONSERVATIVE

                                   [COVER ART]

================================================================================


         DOMESTIC EQUITY                     INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

         MORE AGGRESSIVE                           MORE AGGRESSIVE                                   TAXABLE
AIM Emerging Growth Fund              AIM Developing Markets Fund                                MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)          AIM European Small Company Fund
AIM Aggressive Growth Fund            AIM Asia Pacific Growth Fund(2)                AIM High Yield Fund II
AIM Opportunities I Fund(2,3)         AIM International Emerging Growth Fund         AIM High Yield Fund
AIM Mid Cap Growth Fund               AIM Global Aggressive Growth Fund              AIM Strategic Income Fund
AIM Libra Fund                        AIM European Growth Fund(2)                    AIM Income Fund
AIM Dent Demographic Trends Fund      AIM International Growth Fund(2)               AIM Global Income Fund
AIM Opportunities II Fund(2,3)        AIM Global Growth Fund                         AIM Total Return Bond Fund
AIM Constellation Fund                AIM Worldwide Spectrum Fund                    AIM Intermediate Government Fund
AIM Large Cap Growth Fund             AIM Global Trends Fund                         AIM Short Term Bond Fund
AIM Weingarten Fund                   AIM International Core Equity Fund(2)          AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                      AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                         MORE CONSERVATIVE                  AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                     SECTOR EQUITY                               MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                      MORE AGGRESSIVE                                   TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                    AIM New Technology Fund                                    MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund          AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund        AIM Global Energy Fund                         AIM High Income Municipal Fund
AIM Charter Fund                      AIM Global Financial Services Fund             AIM Municipal Bond Fund
AIM Basic Value Fund                  AIM Global Health Care Fund                    AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund        AIM Global Utilities Fund                      AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                    AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                        MORE CONSERVATIVE
                                                  MORE CONSERVATIVE
        MORE CONSERVATIVE

*Domestic equity and income fund



Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management. As of 9/30/02.

             [AIM FUND LOGO]

A I M Distributors, Inc.                                                GLI-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                         AIM INTERNATIONAL GROWTH FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                      HUMAN ACHIEVEMENT BY TSING-FANG CHEN

        FOR THIS STUDY IN MODERN ICONOGRAPHY, TSING-FANG CHEN CREATED A

      MULTICULTURAL COLLAGE OF SYMBOLS REPRESENTING THE FINEST ACHIEVEMENT

     OF PEOPLE AROUND THE WORLD. TODAY, THE INTERNATIONAL MARKETPLACE HELPS

       PUT MANY OF THE WORLD'S GREAT IDEAS INTO ACTION--IDEAS THAT COULD

         BECOME THE SYMBOLS OF HUMAN ACHIEVEMENT FOR THE 21ST CENTURY.

================================================================================

AIM INTERNATIONAL GROWTH FUND IS FOR SHAREHOLDERS WHO SEEK LONG-TERM GROWTH OF CAPITAL. THE FUND INVESTS IN A DIVERSIFIED PORTFOLIO OF INTERNATIONAL EQUITY SECURITIES OF COMPANIES WITH STRONG EARNINGS MOMENTUM.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o Effective July 1, 2002, AIM International Equity Fund was renamed AIM International Growth Fund.

o AIM International Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charges structure and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 or 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without a sales charge. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 4/7/92) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge
    (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI EAFE--Registered Trademark-- (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.

o The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged MSCI All Country (AC) Asia Pacific Free ex-Japan Index is a group of developed and emerging Asian and Asia-Pacific markets (except Japan) tracked by Morgan Stanley Capital International. A "free" index excludes stocks that non-local investors cannot buy.

o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                   SUPPLEMENT TO ANNUAL REPORT DATED 10/31/02

AIM INTERNATIONAL GROWTH FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A shares due to differing sales charges and class expenses.

CUMULATIVE TOTAL RETURNS
For Periods Ended 10/31/02

================================================================================

Inception (3/15/02)                                      -15.57%

================================================================================

CUMULATIVE TOTAL RETURNS
For Periods Ended 9/30/02 (most recent calendar quarter-end)

================================================================================

Inception (3/15/02)                                      -19.62%

================================================================================

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.

                 [AIM LOGO APPEARS HERE]
                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                               IGR-INS-1

                              TO OUR SHAREHOLDERS

================================================================================

                       IN GENERAL, INTERNATIONAL MARKETS

                           OUTPERFORMED U.S. MARKETS

                              FOR THE FISCAL YEAR.

                                ROBERT H. GRAHAM

================================================================================

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                       We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                       In light of continuing market difficulties, I thought you
                    would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice-it is more important now than ever. A financial professional can help you:

o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    In general, international markets outperformed U.S. markets for the fiscal year. Foreign equities rallied the last few months of 2001, but escalating tensions in the Middle East and disappointing corporate earnings diminished investor enthusiasm for stocks worldwide. Given this environment, AIM International Growth Fund Class A shares returned -12.18%, excluding sales charges, for the fiscal year ended October 31, 2002. By comparison, the MSCI EAFE Index returned -13.21% over the same period.

    Dale Griffin, one of the portfolio managers on the management team for AIM International Growth Fund, will be retiring on December 31, 2002. Clas G. Olsson, Barrett K. Sides, and Jason Holzer will remain on the management team for your fund.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

                   INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]
    EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

  [GARY T. CRUM PHOTO]
      GARY T. CRUM
DIRECTOR OF INVESTMENTS


THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.


Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FOREIGN STOCKS CHALLENGED BY SLOWING GLOBAL ECONOMY

HOW DID AIM INTERNATIONAL GROWTH FUND PERFORM OVER THE REPORTING PERIOD?

While foreign equities rallied the last few months of 2001, disappointing corporate earnings and escalating tensions in the Middle East dampened investor enthusiasm for stocks worldwide in 2002. Given this environment, for the year ended October 31, 2002, AIM International Growth Fund returned -12.18% for Class A shares, -12.77% for Class B shares, -12.76 for Class C shares, and -12.28% for Class R shares, excluding sales charges. The fund's benchmark, the MSCI EAFE(R) Index, returned -13.21% over the same time frame. As the chart on page 5 illustrates, the fund provided an attractive return and bettered its benchmark over the longer term.

HOW DID INTERNATIONAL STOCKS FARE DURING THE FISCAL YEAR?

In the wake of an uncertain and challenging global market environment, stocks around the world largely declined. In general, however, international markets outperformed U.S. stocks. As mentioned above, international stocks returned -13.21% over the period, while U.S. stocks--represented by the S&P 500 Index--returned -15.10%. Returns, however, varied greatly by region. For instance, many Asian markets posted positive returns for the period; most European markets did not.

    o Asia: Although a decline in information technology spending would eventually weigh on Asian (ex-Japan) markets, the region showed strong economic momentum early in the year. For the fiscal year, Asian markets were the best performers in the world with the MSCI All Country (AC) Asia Pacific Free ex-Japan Index returning 12.26%. Japan--Asia's largest economy-- experienced an export-driven rebound in the first half of the year, but hit new market lows in October when the government's plan to clean up the country's crippled banking system looked set to derail.

    o Europe: European markets were largely lower as they were hard hit by weak economic data, rising unemployment figures, and disappointing corporate earnings. Indeed, the MSCI Europe Index returned -13.88% for the fiscal year. European markets also became increasingly volatile due to the heavy equity exposure of some of the region's largest insurance companies. European markets were also influenced by a rapid decline in telecommunications shares.

    o Latin America: For the first part of the year, it seemed there would be little regional fall-out from Argentina's collapse. Contagion concerns, however, began to ripple through Brazil, which continued to suffer from a currency devaluation, soaring interest rates, and political uncertainty. While Mexican markets declined due to their dependence on the United States, Mexico continued to be a safe haven for Latin American investors.

WHAT TRENDS INFLUENCED INTERNATIONAL MARKETS?

There was a wide divergence in industry performance. On a worldwide basis, information technology and telecommunications were the worst-performing sectors, posting returns of

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

===================================================================================================================================
TOP COUNTRIES                   TOP 10 HOLDINGS                                       TOP 10 INDUSTRIES
===================================================================================================================================
     [PIE CHART]                 1. Teva Pharmaceutical Industries         2.8%        1. Banks                               15.6%
                                    Ltd.-ADR (Israel)
SOUTH KOREA         2.7%                                                               2. Pharmaceuticals                     10.6
                                 2. Bank of Ireland (Ireland)              2.7
ISRAEL              2.8%                                                               3. Integrated Oil & Gas                 7.6
                                 3. Altana A.G. (Germany)                  2.6
IRELAND             3.5%                                                               4. Electronic Equipment & Instruments   6.7
                                 4. Banco Popular Espanol S.A. (Spain)     2.6
SPAIN               4.8%                                                               5. Automobile Manufacturers             6.5
                                 5. Reckitt Benckiser PLC                  2.4
GERMANY             5.9%            (United Kingdom)                                   6. Household Products                   3.2

CASH & OTHER        6.8%         6. ENI S.p.A. (Italy)                     2.3         7. Packaged Foods & Meats               2.6

ITALY               7.0%         7. TotalFinaElf S.A. (France)             2.2         8. Food Retail                          2.5

CANADA              9.0%         8. Loblaw Cos. Ltd. (Canada)              2.2         9. Office Electronics                   2.4

FRANCE             12.5%         9. Autostrade-Concessioni e               2.2        10. Highways & Railtracks                2.2
                                    Costruzioni Autostrade S.p.A. (Italy)
UNITED KINGDOM     14.2%
                                10. Royal Bank of Scotland Group PLC       2.0
JAPAN              14.5%            (United Kingdom)

OTHER COUNTRIES    16.3%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

-38.51% and -32.88% year-to-date through October. Strong consumer demand made the consumer staples sector--food, beverage, tobacco, household products--the best-performing sector year-to-date with a return of -2.99% for the period.

    Beyond industry differences, investors began to better reward companies that had better-than-expected earnings which supported the fund's earnings momentum investment approach.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We don't attempt to benchmark against indexes. Instead, we focus on holding the best growth stocks we can find. During the fiscal year, we decreased our exposure to financial and telecommunications stocks as they have been driven down by poor investor sentiment. Instead, we focused on areas where we found the best growth opportunities, such as energy and consumer staples stocks, which have traditionally been more defensive areas.

    While we are not country-driven--we focus on companies not countries--we found good opportunities in the UK, Ireland and Japan. The UK in particular has performed better than most of Europe, as consumer spending has remained high and therefore economic growth has been relatively robust. Our exposure to Japan remains largely in the most successful global exporters. We have recently decreased our exposure to Germany and Switzerland. Germany, Europe's largest economy, has been one of the worst-performing markets in the world this year. The country has suffered from a combination of high unemployment, industrial weakness and lower consumer spending.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

o Honda Motor Co. and Toyota Motor Corp. benefited fund performance as domestic auto sales have increased. These Japanese auto companies have also continued to gain market share.

o Reckitt Benckiser is a UK household products company. The company continues to post promising growth figures and has launched several new products.

o Altana, a German pharmaceutical company, hampered fund performance as the delayed launch of a new drug disenchanted investors. We still find this company attractive despite delays in product launch as the product pipeline compares favorably with other companies.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

Markets around the world remained volatile. However, a much-needed October tech rally boosted shares in most markets, particularly in Europe and Asia. International stocks also continued to trade at a discount to their U.S. counterparts. Foreign company corporate profitability, however, is edging closer to that of U.S. firms. That should make international stocks more attractive and provide a world of investment opportunities beyond American soil.

================================================================================

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                          CLAS G. OLSSON, LEAD MANAGER

                         BARRETT K. SIDES, LEAD MANAGER

                              A. DALE GRIFFIN, III

                                JASON T. HOLZER

                          ASSISTED BY ASIA/PACIFIC AND

                              EUROPE/CANADA TEAMS

================================================================================

                          See important fund and index
                         disclosures inside front cover.


FUND PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

4/7/92-10/31/02, excluding sales charges

================================================================================

                                   [BAR CHART]

AIM INTERNATIONAL GROWTH FUND
CLASS A SHARES                                    5.89%

MSCI EAFE--Registered Trademark-- INDEX           3.65%*

* Index data from 3/31/92-10/31/02

The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

================================================================================

eDELIVERY

                   REDUCE YOUR PAPER MAIL WITH AIM'S eDELIVERY

Sign up for eDelivery by going to aiminvestments.com and you can have your fund reports and prospectuses delivered electronically. At our Web site, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery." You will no longer receive paper copies of these documents.
Instead you'll receive a link to the documents via email. (You can cancel the service at the Web site at any time.)

If you receive account statements, fund reports and prospectuses from your financial advisor rather than from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.


                                   [GRAPHIC]

                                FUND PERFORMANCE


================================================================================

RESULTS OF A $10,000 INVESTMENT
4/7/92-10/31/02

                                [MOUNTAIN CHART]


DATE        AIM INTERNATIONAL            MSCI EAFE      LIPPER INTERNATIONAL
               GROWTH FUND                 INDEX            FUND INDEX
             CLASS A SHARES
04/07/92          9450                     10000               10000
10/92             9602                      9821                9601
10/93            13189                     13500               12871
10/94            14630                     14861               14352
10/95            15396                     14808               14284
10/96            17825                     16359               16087
10/97            19864                     17115               18238
10/98            21078                     18763               19085
10/99            26502                     23084               23483
10/00            27338                     22419               24293
10/01            19691                     16828               18439
10/02            17294                     14604               16546

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares AIM International Growth Fund Class A shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 4/7/92-10/31/02. Please note, index performance is for the period 3/31/92-10/31/02. It is important to understand the difference between your fund and an index. A market index, such as the MSCI EAFE(R) Index is not managed and incurs no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return. An index of funds such as the Lipper International Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy. Performance of an index of funds reflects fund expenses.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B, C and R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

    This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

FUND RETURNS

as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

CLASS A SHARES
 Inception (4/7/92)                  5.32%
  10 Years                           5.46
   5 Years                          -3.83
   1 Year                          -17.00

CLASS B SHARES
 Inception (9/15/94)                 1.40%
   5 Years                          -3.79
   1 Year                          -17.13

CLASS C SHARES
 Inception (8/4/97)                 -4.76%
   5 Years                          -3.44
   1 Year                          -13.64

CLASS R SHARES*
  10 Years                           5.86%
   5 Years                          -2.91
   1 Year                          -12.28

* Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12B-1 fees. (The inception date of Class A shares is 4/7/92.) Class R share returns do not include at 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

    In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter end, which were: Class A shares, inception (4/7/92), 4.88%; 10 years, 4.76%; five years, -6.45%; one year, -19.02%. Class B shares, inception (9/15/94), 0.80%; five years, -6.41%; one year, -19.18%. Class C shares, inception (8/4/97), -5.71%; five years, -6.07%; one year, -15.76%. Class R shares, 10 years, 5.16%; five years, -5.56; one year, -14.43%.

    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.20%

Australia-1.76%

Amcor Ltd. (Paper Packaging)                    2,221,000   $   10,020,582
--------------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                       2,300,500       12,370,859
--------------------------------------------------------------------------
BHP Steel Ltd. (Steel)(a)                         276,700          457,593
--------------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                    1,573,000        5,412,205
==========================================================================
                                                                28,261,239
==========================================================================

Canada-9.03%

Biovail Corp. (Pharmaceuticals)(a)                178,900        5,662,185
--------------------------------------------------------------------------
Canadian National Railway Co. (Railroads)         505,600       21,475,263
--------------------------------------------------------------------------
Canadian Pacific Railway Ltd. (Railroads)         633,000       12,488,557
--------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                     718,800       20,967,499
--------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  11/10/00-10/10/01; Cost $31,678,027)(b)         981,800       35,633,650
--------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      220,600        4,754,347
--------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)               303,700        8,434,054
--------------------------------------------------------------------------
Royal Bank of Canada (Banks)                      267,000        9,323,837
--------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)      1,522,600       22,133,939
--------------------------------------------------------------------------
Thomson Corp. (The) (Publishing)                  160,200        4,446,858
==========================================================================
                                                               145,320,189
==========================================================================

Finland-0.28%

Nokia Oyj (Telecommunications Equipment)          269,100        4,567,991
==========================================================================

France-12.45%

Accor S.A. (Hotels, Resorts & Cruise Lines)       462,100       16,397,309
--------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                    345,200       20,654,493
--------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          638,200       25,431,854
--------------------------------------------------------------------------
Credit Agricole S.A. (Banks)                      792,550       12,959,378
--------------------------------------------------------------------------
L'Oreal S.A. (Personal Products)                   62,800        4,674,390
--------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vinters)(a)       61,925        6,270,311
--------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  202,965        8,606,331
--------------------------------------------------------------------------
Publicis Groupe (Advertising)                     413,200        9,406,663
--------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)        198,100        9,313,771
--------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          384,350       23,491,530
--------------------------------------------------------------------------
Thomson S.A. (Consumer Electronics)(a)            226,900        4,179,538
--------------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)        262,844       36,188,672
--------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           406,900       22,715,079
==========================================================================
                                                               200,289,319
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

Germany-5.85%

Altana A.G. (Pharmaceuticals)                     887,340   $   42,438,931
--------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  557,066       19,877,391
--------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               70,565        9,014,226
--------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       47,650       22,850,943
==========================================================================
                                                                94,181,491
==========================================================================

Hong Kong-1.74%

Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                     1,080,000        7,165,982
--------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd. (Wireless
  Telecommunication Services)(a)                3,090,000        7,586,978
--------------------------------------------------------------------------
CK Life Sciences International Holdings, Inc.
  (Biotechnology)(a)                               43,200            7,754
--------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                     241,100        6,022,678
--------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                  1,145,000        7,134,825
==========================================================================
                                                                27,918,217
==========================================================================

India-1.50%

Infosys Technologies Ltd. (IT Consulting &
  Services)                                       308,228       24,151,966
==========================================================================

Ireland-3.45%

Bank of Ireland (Banks)                         3,892,200       43,147,995
--------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            333,500       12,409,535
==========================================================================
                                                                55,557,530
==========================================================================

Israel-2.79%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               579,300       44,855,199
==========================================================================

Italy-7.00%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways &
  Railtracks)(c)                                4,295,000       35,497,445
--------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Banks)                                       1,485,350       17,789,413
--------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)               2,707,949       37,578,197
--------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)              5,788,600       21,772,314
==========================================================================
                                                               112,637,369
==========================================================================

Japan-14.47%

Canon, Inc. (Office Electronics)                  604,000       22,290,007
--------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                 386,000        8,335,810
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
Japan-(Continued)

Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired
  09/07/01-09/13/01; Cost $17,857,081)(b)         889,000   $   17,274,820
--------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                        234,000       16,506,858
--------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                  553,900       19,853,209
--------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    428,800       29,443,240
--------------------------------------------------------------------------
Kao Corp. (Household Products)                    549,000       12,550,620
--------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment &
  Instruments)                                     85,200       14,107,250
--------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment &
  Instruments)                                    164,300        9,980,340
--------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)                                1,486,000       11,416,770
--------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)           642,700       16,949,061
--------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              920,000       16,450,033
--------------------------------------------------------------------------
SEGA Corp. (Consumer Electronics)(a)              961,000       11,612,345
--------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     518,500       12,615,366
--------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        583,900       13,348,465
==========================================================================
                                                               232,734,194
==========================================================================

Mexico-2.20%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           458,100        6,156,864
--------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft
  Drinks)                                         187,000        3,904,560
--------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(a)                           12,103,100        9,493,558
--------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)         219,500        6,694,750
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (General Merchandise Stores)                  4,251,000        9,107,201
==========================================================================
                                                                35,356,933
==========================================================================

Netherlands-2.21%

TPG N.V. (Air Freight & Logistics)                657,545       10,647,710
--------------------------------------------------------------------------
VNU N.V. (Publishing)                             487,000       13,067,904
--------------------------------------------------------------------------
Wolters Kluwer N.V.-Dutch Ctfs. (Publishing)      678,600       11,895,422
==========================================================================
                                                                35,611,036
==========================================================================

Portugal-1.00%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                   2,654,000       16,024,268
==========================================================================

South Korea-2.69%

Kookmin Bank (Banks)                              435,660       14,450,814
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                        102,300       28,834,559
==========================================================================
                                                                43,285,373
==========================================================================

Spain-4.81%

Altadis, S.A. (Tobacco)(a)                        639,600       13,516,174
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
Spain-(Continued)

Banco Popular Espanol S.A. (Banks)                985,300   $   42,169,807
--------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 06/05/01-10/31/02; Cost
  $16,413,838)(b)                                 968,650       21,764,074
==========================================================================
                                                                77,450,055
==========================================================================

Sweden-1.39%

Skandinaviska Enskilda Banken A.B.-Class A
  (Banks)(a)                                      922,000        8,010,907
--------------------------------------------------------------------------
Svenska Cellulosa A.B.-Class B (Paper
  Products)                                       469,200       14,358,190
==========================================================================
                                                                22,369,097
==========================================================================

Switzerland-2.52%

Adecco S.A. (Employment Services)                 368,380       14,464,857
--------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)               59,165       12,677,356
--------------------------------------------------------------------------
UBS A.G. (Banks)                                  279,960       13,333,685
==========================================================================
                                                                40,475,898
==========================================================================

Taiwan-1.82%

Compal Electronics Inc. (Computer Hardware)     6,931,200        7,710,211
--------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment & Instruments)          2,624,300        9,491,344
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           9,029,809       12,100,464
==========================================================================
                                                                29,302,019
==========================================================================

United Kingdom-14.24%

BP PLC (Integrated Oil & Gas)                     609,350        3,910,144
--------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                    6,464,950       18,415,293
--------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)                360,700        4,067,450
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)            1,254,225       19,629,875
--------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                       763,500       11,375,961
--------------------------------------------------------------------------
Next PLC (Department Stores)                      959,400       13,363,857
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)      2,102,160       38,165,051
--------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                     7,226,050       24,513,325
--------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)        1,388,500       32,684,046
--------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                    2,212,800       14,225,313
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            897,480        7,233,927
--------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)       1,270,875        7,558,377
--------------------------------------------------------------------------
Tesco PLC (Food Retail)                         1,598,400        4,959,533
--------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)(a)        2,939,650       29,054,344
==========================================================================
                                                               229,156,496
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $1,429,332,836)                        1,499,505,879
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-5.01%

STIC Liquid Assets Portfolio(d)                40,273,298   $   40,273,298
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                        40,273,298       40,273,298
==========================================================================
    Total Money Market Funds (Cost
      $80,546,596)                                              80,546,596
==========================================================================
TOTAL INVESTMENTS-98.21% (Cost
  $1,509,879,432)                                            1,580,052,475
==========================================================================
OTHER ASSETS LESS LIABILITIES-1.79%                             28,772,568
==========================================================================
NET ASSETS-100.00%                                          $1,608,825,043
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Pfd.   - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $74,672,544, which represented 4.64% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Directors.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $1,509,879,432)*    $1,580,052,475
---------------------------------------------------------------------
Foreign currencies, at value (cost $25,635,124)            25,414,312
---------------------------------------------------------------------
Receivables for:
  Investments sold                                         41,366,857
---------------------------------------------------------------------
  Capital stock sold                                       20,291,555
---------------------------------------------------------------------
  Dividends                                                 2,678,389
---------------------------------------------------------------------
Investment for deferred compensation plan                      66,783
---------------------------------------------------------------------
Collateral for securities loaned                          107,456,573
---------------------------------------------------------------------
Other assets                                                   95,431
=====================================================================
     Total assets                                       1,777,422,375
_____________________________________________________________________
=====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    21,928,165
---------------------------------------------------------------------
  Capital stock reacquired                                 36,344,491
---------------------------------------------------------------------
  Deferred compensation plan                                   66,783
---------------------------------------------------------------------
  Collateral upon return of securities loaned             107,456,573
---------------------------------------------------------------------
Accrued distribution fees                                   1,281,186
---------------------------------------------------------------------
Accrued directors' fees                                         1,867
---------------------------------------------------------------------
Accrued transfer agent fees                                 1,099,312
---------------------------------------------------------------------
Accrued operating expenses                                    418,955
=====================================================================
     Total liabilities                                    168,597,332
=====================================================================
Net assets applicable to shares outstanding            $1,608,825,043
_____________________________________________________________________
=====================================================================


NET ASSETS:

Class A                                                $1,093,344,415
_____________________________________________________________________
=====================================================================
Class B                                                $  401,287,917
_____________________________________________________________________
=====================================================================
Class C                                                $  114,069,845
_____________________________________________________________________
=====================================================================
Class R                                                $       48,778
_____________________________________________________________________
=====================================================================
Institutional Class                                    $       74,088
_____________________________________________________________________
=====================================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                              480,000,000
---------------------------------------------------------------------
  Outstanding                                              86,179,735
_____________________________________________________________________
=====================================================================
Class B:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                              33,392,782
_____________________________________________________________________
=====================================================================
Class C:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                               9,484,757
_____________________________________________________________________
=====================================================================
Class R:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                                   3,845
_____________________________________________________________________
=====================================================================
Institutional Class:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                                   5,818
_____________________________________________________________________
=====================================================================
Class A:
  Net asset value per share                            $        12.69
---------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.69 divided by 94.50%)     $        13.43
_____________________________________________________________________
=====================================================================
Class B:
  Net asset value and offering price per share         $        12.02
_____________________________________________________________________
=====================================================================
Class C:
  Net asset value and offering price per share         $        12.03
_____________________________________________________________________
=====================================================================
Class R:
  Net asset value and offering price per share         $        12.69
_____________________________________________________________________
=====================================================================
Institutional Class:
  Net asset value and offering price per share         $        12.73
_____________________________________________________________________
=====================================================================


* At October 31, 2002, securities with an aggregate market value of $104,068,279 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,253,611)                                          $  26,055,923
--------------------------------------------------------------------
Dividends from affiliated money market funds               1,443,268
--------------------------------------------------------------------
Interest                                                      49,396
--------------------------------------------------------------------
Security lending income                                    1,719,970
====================================================================
    Total investment income                               29,268,557
====================================================================

EXPENSES:

Advisory fees                                             18,179,584
--------------------------------------------------------------------
Administrative services fees                                 310,657
--------------------------------------------------------------------
Custodian fees                                             1,551,222
--------------------------------------------------------------------
Distribution fees -- Class A                               3,866,362
--------------------------------------------------------------------
Distribution fees -- Class B                               5,287,876
--------------------------------------------------------------------
Distribution fees -- Class C                               1,467,969
--------------------------------------------------------------------
Distribution fees -- Class R                                      36
--------------------------------------------------------------------
Transfer agent fees                                        7,422,627
--------------------------------------------------------------------
Transfer agent fees -- Institutional Class                        20
--------------------------------------------------------------------
Directors' fees                                               19,060
--------------------------------------------------------------------
Other                                                        789,249
====================================================================
    Total expenses                                        38,894,662
====================================================================
Less: Fees waived                                           (749,026)
--------------------------------------------------------------------
   Expenses paid indirectly                                  (31,016)
====================================================================
   Net expenses                                           38,114,620
====================================================================
Net investment income (loss)                              (8,846,063)
====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                 (220,824,992)
--------------------------------------------------------------------
  Foreign currencies                                        (506,780)
====================================================================
                                                        (221,331,772)
====================================================================
Change in net unrealized appreciation of:
  Investment securities                                   52,823,026
--------------------------------------------------------------------
  Foreign currencies                                         156,913
====================================================================
                                                          52,979,939
====================================================================
Net gain (loss) from investment securities and
  foreign currencies                                    (168,351,833)
====================================================================
Net increase (decrease) in net assets resulting from
  operations                                           $(177,197,896)
____________________________________________________________________
====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002              2001
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (8,846,063)   $    (8,288,201)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (221,331,772)      (324,500,383)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  52,979,939       (590,577,572)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (177,197,896)      (923,366,156)
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (156,825,052)
-----------------------------------------------------------------------------------------------
  Class B                                                                 --        (70,681,276)
-----------------------------------------------------------------------------------------------
  Class C                                                                 --        (18,156,188)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (212,077,269)      (180,428,359)
-----------------------------------------------------------------------------------------------
  Class B                                                       (148,436,124)       (46,358,665)
-----------------------------------------------------------------------------------------------
  Class C                                                        (35,844,117)           589,170
-----------------------------------------------------------------------------------------------
  Class R                                                             49,318                 --
-----------------------------------------------------------------------------------------------
  Institutional Class                                                 80,835                 --
===============================================================================================
    Net increase (decrease) in net assets                       (573,425,253)    (1,395,226,526)
===============================================================================================

NET ASSETS:

  Beginning of year                                            2,182,250,296      3,577,476,822
===============================================================================================
  End of year                                                 $1,608,825,043    $ 2,182,250,296
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,114,306,701    $ 2,516,881,207
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (168,216)          (160,057)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (575,399,958)      (351,577,431)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            70,086,516         17,106,577
===============================================================================================
                                                              $1,608,825,043    $ 2,182,250,296
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Growth Fund (the "Fund"), formerly AIM International Equity Fund, is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $749,026.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $310,657 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $2,948,484 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $3,866,362, $5,287,876, $1,467,969 and $36, respectively.

  AIM Distributors retained commissions of $117,107 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $665,153, $254 and $27,134 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $9,908 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $29,168 and reductions in custodian fees of $1,848 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $31,016.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $104,068,279 were on loan to brokers. The loans were secured by cash collateral of $107,456,573 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $1,719,970 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002         2001
Distributions paid from long-term
  capital gain                          $   --    $245,662,516
______________________________________________________________
==============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments         $   56,901,491
-------------------------------------------------------------
Temporary book/tax differences                       (168,216)
-------------------------------------------------------------
Capital loss carryforward                        (562,214,933)
-------------------------------------------------------------
Capital (par value and additional paid-in)      2,114,306,701
=============================================================
                                               $1,608,825,043
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of $(86,527).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
October 31, 2005                               $  4,400,190
-----------------------------------------------------------
October 31, 2006                                  4,587,222
-----------------------------------------------------------
October 31, 2008                                  5,435,313
-----------------------------------------------------------
October 31, 2009                                326,330,819
-----------------------------------------------------------
October 31, 2010                                221,461,389
===========================================================
                                               $562,214,933
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,433,412,579 and $1,742,490,226 respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 172,369,970
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (115,381,952)
=============================================================
Net unrealized appreciation of investment
  securities                                    $  56,988,018
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,523,064,457.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and reclassification of a net operating loss on October 31, 2002, undistributed net investment income was increased by $8,837,904, undistributed net realized gains decreased by $2,490,755 and paid in capital decreased by $6,347,149. This reclassification had no effect on net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                           2002                               2001
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
Sold:
  Class A                                                      369,061,971*   $ 5,206,304,421*    175,580,029    $ 2,950,679,623
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        3,311,442         44,849,213       4,979,371         82,782,098
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       15,573,890        203,220,053      14,086,051        222,470,653
--------------------------------------------------------------------------------------------------------------------------------
  Class R**                                                          3,845             49,318              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                             5,818             80,835              --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                               --                 --       7,606,981        146,967,008
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       3,458,005         64,111,410
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         924,281         17,145,423
================================================================================================================================
Issued in connection with acquisitions:****
  Class A                                                               --                 --       2,217,146         33,310,375
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       1,619,058         23,291,645
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         232,554          3,348,737
================================================================================================================================
Reacquired:
  Class A                                                     (380,070,713)    (5,418,381,690)   (195,871,662)    (3,311,385,365)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (14,343,166)*     (193,285,337)*   (13,584,017)      (216,543,818)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (18,116,304)      (239,064,170)    (15,412,641)      (242,375,643)
================================================================================================================================
                                                               (24,573,217)   $  (396,227,357)    (14,164,844)   $  (226,197,854)
________________________________________________________________________________________________________________________________
================================================================================================================================

* Includes automatic conversion of 698,495 shares of Class B shares in the amount of $9,377,577 to 660,780 shares of Class A shares in the amount of $9,377,577.
**   Class R shares commenced sales on June 3, 2002.
***  Institutional shares commenced sales on March 15, 2002.
**** As of the close of business on September 7, 2001, the Fund acquired all the net assets of AIM Japan Growth Fund pursuant to a plan of reorganization approved by AIM Japan Growth Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 4,068,758 shares of the Fund for 9,652,967 shares of AIM Japan Growth Fund outstanding as of the close of business on September 7, 2001. AIM Japan Growth Fund net assets at that date of $59,950,757 including $(9,557,579) of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,282,502,806.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------------------
                                                  2002              2001              2000              1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    14.45        $    21.60        $    21.73        $    17.59        $    16.64
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.03)(a)         (0.01)             0.08(a)          (0.03)             0.05(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (1.73)            (5.66)             0.72              4.49              0.96
=================================================================================================================================
    Total from investment operations                (1.76)            (5.67)             0.80              4.46              1.01
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 --                --                --             (0.11)            (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --             (1.48)            (0.93)            (0.21)               --
=================================================================================================================================
    Total distributions                                --             (1.48)            (0.93)            (0.32)            (0.06)
=================================================================================================================================
Net asset value, end of period                 $    12.69        $    14.45        $    21.60        $    21.73        $    17.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    (12.18)%          (27.96)%            3.16%            25.73%             6.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,093,344        $1,404,269        $2,325,636        $2,058,419        $1,724,635
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   1.70%(c)          1.57%             1.44%             1.48%             1.45%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                1.74%(c)          1.61%             1.48%             1.52%             1.49%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (0.21)%(c)        (0.04)%            0.30%            (0.14)%            0.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                77%               85%               87%               86%               78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,288,787,374.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                         2002            2001            2000            1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.78        $  20.81        $  21.11        $  17.13         $  16.27
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.12)(a)       (0.13)          (0.11)(a)       (0.17)(a)        (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (1.64)          (5.42)           0.74            4.36             0.95
=================================================================================================================================
    Total from investment operations                      (1.76)          (5.55)           0.63            4.19             0.86
=================================================================================================================================
Less distributions from net realized gains                   --           (1.48)          (0.93)          (0.21)              --
=================================================================================================================================
Net asset value, end of period                         $  12.02        $  13.78        $  20.81        $  21.11         $  17.13
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          (12.77)%        (28.48)%          2.42%          24.72%            5.29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $401,288        $612,125        $997,843        $887,106         $744,987
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.40%(c)        2.27%           2.18%           2.27%            2.22%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.44%(c)        2.31%           2.22%           2.31%            2.26%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.91)%(c)      (0.75)%         (0.44)%         (0.93)%          (0.49)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      77%             85%             87%             86%              78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $528,787,574.

                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                         2002            2001            2000            1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.79        $  20.82        $  21.13        $  17.14         $ 16.27
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.12)(a)       (0.13)          (0.11)(a)       (0.17)(a)       (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (1.64)          (5.42)           0.73            4.37            0.96
=================================================================================================================================
    Total from investment operations                      (1.76)          (5.55)           0.62            4.20            0.87
=================================================================================================================================
Less distributions from net realized gains                   --           (1.48)          (0.93)          (0.21)             --
=================================================================================================================================
Net asset value, end of period                         $  12.03        $  13.79        $  20.82        $  21.13         $ 17.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          (12.76)%        (28.47)%          2.37%          24.76%           5.35%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $114,070        $165,857        $253,998        $118,208         $58,579
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.40%(c)        2.27%           2.18%           2.27%           2.22%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.44%(c)        2.31%           2.22%           2.31%           2.26%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.91)%(c)      (0.75)%         (0.44)%         (0.93)%         (0.49)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      77%             85%             87%             86%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $146,796,937.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 15.27
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.02)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.56)
===========================================================================
    Total from investment operations                               (2.58)
===========================================================================
Net asset value, end of period                                   $ 12.69
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (16.90)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    49
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.89%(c)
---------------------------------------------------------------------------
  Without fee waivers                                               1.93%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (0.40)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               77%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $17,496.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                MARCH 15, 2002
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                     2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 15.09
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.03(a)
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (2.39)
=================================================================================
    Total from investment operations                                  (2.36)
=================================================================================
Net asset value, end of period                                      $ 12.73
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      (15.64)%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $    74
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     1.16%(c)
---------------------------------------------------------------------------------
  Without fee waivers                                                  1.20%(c)
=================================================================================
Ratio of net investment income to average net assets                   0.33%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  77%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $30,604.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM International Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Growth Fund (formerly AIM International Equity Fund) (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

Directors and Officers

As of December 31, 2001

The address of each director and officer of AIM International Funds, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the          Director and/      Principal Occupation(s)                   Other Directorship(s)
Company                            or Officer Since   During Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1991               Chairman, President and Chief Executive   None
   Director, Chairman and                             Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Directors
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Director                                           McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1992               Chairman, Crockett Technology             ACE Limited (insurance
   Director                                           Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Director                                           (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Director                                           Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Director                                           Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Director                                           Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Director                                           of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1991               Partner, law firm of Pennock & Cooper     None
   Director
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Director
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1991               Executive Vice President, Development     None
   Director                                           and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

As of December 31, 2001


The address of each director and officer of AIM International Funds, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and
Position(s) Held with the          Director and/      Principal Occupation(s)                   Other Directorship(s)
Company                            or Officer Since   During Past 5 Years                       Held by Director
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1991               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1991               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994               Senior Vice President, A I M Capital      N/A
   Vice President                                     Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1991               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Company includes additional information about the Fund's Directors and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE DIRECTORS        TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

================================================================================

                                   [ART WORK]

                                MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

                                                                                            FIXED INCOME

    DOMESTIC EQUITY                     INTERNATIONAL/GLOBAL EQUITY                             TAXABLE

    MORE AGGRESSIVE                          MORE AGGRESSIVE                                MORE AGGRESSIVE

AIM Emerging Growth Fund             AIM Developing Markets Fund                  AIM High Yield Fund II
AIM Small Cap Growth Fund(1)         AIM European Small Company Fund              AIM High Yield Fund
AIM Aggressive Growth Fund           AIM Asia Pacific Growth Fund(2)              AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)        AIM International Emerging Growth Fund       AIM Income Fund
AIM Mid Cap Growth Fund              AIM Global Aggressive Growth Fund            AIM Global Income Fund
AIM Libra Fund                       AIM European Growth Fund(2)                  AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund     AIM International Growth Fund(2)             AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)       AIM Global Growth Fund                       AIM Short Term Bond Fund
AIM Constellation Fund               AIM Worldwide Spectrum Fund                  AIM Floating Rate Fund
AIM Large Cap Growth Fund            AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                  AIM International Core Equity Fund(2)        AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                   MORE CONSERVATIVE                              MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)               SECTOR EQUITY                                    TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                MORE AGGRESSIVE                                MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                   AIM New Technology Fund                      AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund         AIM Global Science and Technology Fund(2)    AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund       AIM Global Energy Fund                       AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                     AIM Global Financial Services Fund           AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                 AIM Global Health Care Fund
AIM Large Cap Basic Value Fund       AIM Global Utilities Fund                             MORE CONSERVATIVE
AIM Balanced Fund*                   AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                   [AIM FUNDS LOGO]
                                              MORE CONSERVATIVE                        --Registered Trademark--
       MORE CONSERVATIVE

*Domestic equity and income fund


Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, ASK YOUR FINANCIAL ADVISOR FOR A PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. THIS BROCHURE IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                                  INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                                IGR-AR-1